                                                                                                 Execution Copy

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                                       RESIDENTIAL ACCREDIT LOANS, INC.,

                                                   Company,

                                       RESIDENTIAL FUNDING CORPORATION,

                                               Master Servicer,

                                                      and

                                     DEUTSCHE BANK TRUST COMPANY AMERICAS,

                                                    Trustee

                                              SERIES SUPPLEMENT,

                                           Dated as of July 1, 2006,

                                                      TO

                                               STANDARD TERMS OF
                                        POOLING AND SERVICING AGREEMENT
                                           dated as of March 1, 2006

                                Mortgage Asset-Backed Pass-Through Certificates

                                                Series 2006-QS9

===============================================================================================================

ARTICLE I         DEFINITIONS

ARTICLE II        CONVEYANCE OF MORTGAGE LOANS; ORIGINAL ISSUANCE OF CERTIFICATES

        Section  2.01 Conveyance of Mortgage Loans.........................................30

        Section  2.02 Acceptance by Trustee. (See Section 2.02 of the Standard Terms)......30

        Section  2.03 Representations, Warranties and Covenants of the Master
                      Servicer and the Company.............................................30

        Section  2.04 Representations and Warranties of Sellers.
                      (See Section 2.04 of the Standard Terms).............................34

        Section  2.05 Execution and Authentication of Certificates/Issuance of
                      Certificates Evidencing Interests in REMIC I and REMIC II............34

        Section  2.06 Conveyance of Uncertificated REMIC I Regular Interests
                      and Uncertificated REMIC II Regular Interests;
                      Acceptance by the Trustee............................................34

        Section  2.07 Issuance of Certificates Evidencing Interest in REMIC III............34

        Section  2.08 Purposes and Powers of the Trust.
                      (See Section 2.08 of the Standard Terms).............................35

        Section  2.09 Agreement Regarding Ability to Disclose..............................35

ARTICLE III       ADMINISTRATION AND SERVICING OF MORTGAGE LOANS

ARTICLE IV        PAYMENTS TO CERTIFICATEHOLDERS

        Section  4.01 Certificate Account. (See Section 4.01 of the Standard Terms)........37

        Section  4.02 Distributions........................................................37

        Section  4.03 Statements to Certificateholders; Statements to the
                      Rating Agencies; Exchange Act Reporting.
                      (See Section 4.03 of the Standard Terms).............................52

        Section  4.04 Distribution of Reports to the Trustee and the Company;
                      Advances by the Master Servicer.
                      (See Section 4.04 of the Standard Terms).............................52

        Section  4.05 Allocation of Realized Losses........................................52

        Section  4.06 Reports of Foreclosures and Abandonment of
                      Mortgaged Property. (See Section 4.06
                      of the Standard Terms)...............................................53

        Section  4.07 Optional Purchase of Defaulted Mortgage Loans.
                      (See Section 4.07 of the Standard Terms).............................53

        Section  4.08 Surety Bond. (See Section 4.08 of the Standard Terms)................53

        Section  4.09 Reserve Fund.........................................................53

ARTICLE V         THE CERTIFICATES

ARTICLE VI        THE COMPANY AND THE MASTER SERVICER

        Section  6.01 Respective Liabilities of the Company and the Master Servicer.
                      (See Section 6.01 of the Standard Terms).............................55

        Section  6.02 Merger or Consolidation of the Company or
                      Master Servicer; Assignment of Rights
                      and Delegation of Duties by the Master Servicer......................55

        Section  6.03 Limitation on Liability of the Company,
                      Master Servicer and Others.  (See
                      Section 6.03 of the Standard Terms)..................................55

        Section  6.04 Company and Master Servicer Not to Resign.
                      (See Section 6.04 of the Standard Terms).............................55

ARTICLE VII       DEFAULT

ARTICLE VIII      CONCERNING THE TRUSTEE

ARTICLE IX        TERMINATION OR OPTIONAL PURCHASE OF ALL CERTIFICATES

        Section  9.01 Optional Purchase by the Master Servicer of
                      All Certificates; Termination Upon Purchase by the
                      Master Servicer or Liquidation of All Mortgage Loans.................59

        Section  9.02 Additional Termination Requirements.
                      (See Section 9.02 of the Standard Terms).............................59

        Section  9.03 Termination of Multiple REMICs.
                      (See Section 9.03 of the Standard Terms).............................59

ARTICLE X         REMIC PROVISIONS

        Section  10.01 REMIC Administration. (See Section 10.01of the Standard Terms)......60

        Section  10.02 Master Servicer; REMIC Administrator and Trustee Indemnification.
                       (See Section 10.02 of the Standard Terms)...........................60

        Section  10.03 Designation of REMICs...............................................60

        Section  10.04 Distributions on the Uncertificated REMIC I and
                       REMIC II Regular Interests.    60

        Section  10.05 Compliance with Withholding Requirements............................64

ARTICLE XI        MISCELLANEOUS PROVISIONS

        Section  11.01 Amendment. (See Section 11.01 of the Standard Terms)................65

        Section  11.02 Recordation of Agreement;  Counterparts.
                       (See Section 11.02 of the Standard Terms)...........................65

        Section  11.03 Limitation on Rights of Certificateholders
                       (See Section 11.03 of the Standard Terms)...........................65

        Section  11.04 Governing Law. (See Section 11.04 of the Standard Terms)............65

        Section  11.05 Notices.............................................................65

        Section  11.06 Required Notices to Rating Agency and Subservicer.
                       (See Section 11.06 of the Standard Terms)...........................66

        Section  11.07 Severability of Provisions.
                       (See Section 11.07 of the Standard Terms)...........................66

        Section  11.08 Supplemental Provisions for Resecuritization.
                       (See Section 11.08 of the Standard Terms)...........................66

        Section  11.09 Allocation of Voting Rights.........................................66

        Section  11.10 No Petition.........................................................66

                                                   EXHIBITS

Exhibit One-I:        Mortgage Loan Schedule (Group I Loans)
Exhibit One-II:       Mortgage Loan Schedule (Group II Loans)
Exhibit Two-I:        Schedule of Discount Fractions for Group I Loans
Exhibit Two-II:       Schedule of Discount Fractions for Group II Loans
Exhibit Three:        Information to be Included in
                      Monthly Distribution Date Statement
Exhibit Four:         Standard Terms of Pooling and Servicing
                      Agreement Dated as of March 1, 2006

                                                   APPENDIX

Appendix I:           Definition of Class X Principal Reduction Amounts

        This is a Series Supplement, dated as of July 1, 2006 (the "Series Supplement"),  to the Standard Terms
of Pooling  and  Servicing  Agreement,  dated as of March 1, 2006 and  attached  as Exhibit  Four  hereto  (the
"Standard  Terms" and,  together  with this  Series  Supplement,  the  "Pooling  and  Servicing  Agreement"  or
"Agreement"),  among RESIDENTIAL  ACCREDIT LOANS, INC., as the company (together with its permitted  successors and assigns, the "Company"),  RESIDENTIAL FUNDING CORPORATION,  as master servicer (together with its permitted successors  and  assigns,  the  "Master  Servicer"),  and  DEUTSCHE  BANK TRUST  COMPANY  AMERICAS,  as Trustee
(together with its permitted successors and assigns, the "Trustee").

                                            PRELIMINARY STATEMENT:

        The  Company  intends  to sell  mortgage  asset-backed  pass-through  certificates  (collectively,  the
"Certificates"),  to be issued hereunder in multiple  classes,  which in the aggregate will evidence the entire beneficial  ownership  interest in the  Mortgage  Loans (as defined  herein).  As  provided  herein,  the REMIC
Administrator  will make an election to treat the entire  segregated pool of assets described in the definition of Trust  Fund,  and  subject  to this  Agreement  (including  the  Mortgage  Loans),  exclusive  of the  Yield
Maintenance  Agreements  and  amounts on deposit in the  Initial  Monthly  Payment  Fund,  as three real estate mortgage investment conduits (each, a "REMIC") for federal income tax purposes.

        The terms and provisions of the Standard Terms are hereby  incorporated  by reference  herein as though set forth in full herein.  If any term or provision  contained  herein shall  conflict with or be  inconsistent with any provision  contained in the Standard Terms,  the terms and provisions of this Series  Supplement shall govern.  All capitalized  terms not otherwise  defined herein shall have the meanings set forth in the Standard
Terms.  The Pooling and Servicing Agreement shall be dated as of the date of this Series Supplement.

        The following table sets forth the designation,  type, Pass-Through Rate, aggregate Initial Certificate
Principal  Balance,  Maturity  Date,  initial  ratings  and  certain  features  for each Class of  Certificates comprising the interests in the Trust Fund created hereunder.

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                                                 Aggregate Initial
                            Pass-Through          Certificate                                            Maturity          Fitch/
    Designation                 Rate             Principal Balance          Features                       Date          Moody's/S&P    Minimum Denominations
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       I-A-1               Adjustable Rate        $60,000,000.00 Senior/Super Senior/Floater/           25-Jul-36        AAA/Aaa/AAA                 $25,000.00
                                                                      Adjustable Rate
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       I-A-2              Adjustable Rate3                 $0.00 Senior/Interest Only/Inverse           25-Jul-36        AAA/Aaa/AAA              $2,000,000.00
                                                                   Floater/Adjustable Rate
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       I-A-3                    6.00%             $86,000,000.00 Senior/Fixed Rate                      25-Jul-36        AAA/Aaa/AAA                 $25,000.00
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       I-A-4                    6.00%             $15,354,000.00 Senior/Super Senior/                   25-Jul-36        AAA/Aaa/AAA                 $25,000.00
                                                                         Lockout/Fixed Rate
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       I-A-5              Adjustable Rate3        $25,000,000.00 Senior/Floater/Adjustable Rate         25-Jul-36       AAA/Aaa/AAA                 $25,000.00
----------------------------------------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------------------------------------
       I-A-6              Adjustable Rate3                 $0.00 Senior/Interest Only/Inverse           25-Jul-36       AAA/Aaa/AAA              $2,000,000.00
                                                                   Floater/Adjustable Rate
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       I-A-7                    6.00%             $10,755,650.00 Senior/Super Senior/Fixed Rate         25-Jul-36       AAA/Aaa/AAA                 $25,000.00
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       I-A-8              Adjustable Rate3        $50,000,000.00 Senior/Super Senior/Floater/Adjustable 25-Jul-36       AAA/Aaa/AAA                 $25,000.00
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       I-A-9              Adjustable Rate3                 $0.00 Senior/Interest Only/ Inverse          25-Jul-36       AAA/Aaa/AAA              $2,000,000.00
                                                                   Floater/Adjustable Rate
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       I-A-10                   6.50%             $12,324,000.00 Senior/Super Senior/Lockout/Fixed Rate 25-Jul-36       AAA/Aaa/AAA                 $25,000.00
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       I-A-11                   6.50%             $33,477,650.00 Senior/Fixed Rate                      25-Jul-36       AAA/Aaa/AAA                 $25,000.00
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       I-A-12                   6.00%             $13,386,000.00 Senior/Fixed Rate                      25-Jul-36       AAA/Aaa/AAA                 $25,000.00
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       I-A-13             Adjustable Rate3        $20,000,000.00 Senior/Floater/Adjustable Rate         25-Jul-36       AAA/Aaa/AAA                 $25,000.00
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       I-A-14             Adjustable Rate3                 $0.00 Senior/Interest Only/Inverse           25-Jul-36       AAA/Aaa/AAA              $2,000,000.00
                                                                   Floater/Adjustable Rate
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       I-A-15                   7.00%             $38,581,700.00 Senior/Fixed Rate                      25-Jul-36       AAA/Aaa/AAA                 $25,000.00
----------------------------------------------------------------------------------------------------------------------------------------------------------------
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       I-A-16             Adjustable Rate3        $27,500,000.00 Senior/Floater/Adjustable Rate         25-Jul-36       AAA/Aaa/AAA                 $25,000.00
----------------------------------------------------------------------------------------------------------------------------------------------------------------
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       I-A-17                   6.00%              $8,551,000.00 Senior/Senior Support/Lockout          25-Jul-36       AAA/Aa1/AAA                 $25,000.00
                                                                         /Fixed Rate
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       II-A-1                   7.00%            $101,510,000.00 Senior/Fixed Rate                      25-Jul-36       AAA/Aaa/AAA                 $25,000.00
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       I-A-P                    0.00%                $622,408.08 Senior/Principal Only                  25-Jul-36       AAA/Aaa/AAA                 $25,000.00
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       I-A-V                Variable Rate                  $0.00 Senior/Interest Only/
                                                                       Variable Rate                    25-Jul-36       AAA/Aaa/AAA              $2,000,000.00
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       II-A-P                   0.00%                $595,890.77 Senior/Principal Only                  25-Jul-36       AAA/Aaa/AAA                 $25,000.00
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       II-A-V              Variable Rate5                  $0.01 Senior/Interest Only/
                                                                       Variable Rate                    25-Jul-36       AAA/Aaa/AAA                 $2,000,000.00
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        R-I                     6.25%                    $100.00 Senior/Residual/Fixed Rate             25-Jul-36       AAA/Aaa/AAA
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        R-II                    7.00%                    $100.00 Senior/Residual/Fixed Rate             25-Jul-36       AAA/Aaa/AAA                          7
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       R-III                    7.00%                    $100.00 Senior/Residual/Fixed Rate             25-Jul-36       AAA/Aaa/AAA                          7
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        M-1                 Variable Rate         $19,445,000.00 Mezzanine/Fixed Rate                   25-Jul-36        AA/NA/NA                   $25,000.00
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        M-2                Variable Rate8          $5,671,300.00 Mezzanine/Fixed Rate                   25-Jul-36         A/NA/NA                  $250,000.00
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        M-3                Variable Rate8          $4,321,000.00 Mezzanine/Fixed Rate                   25-Jul-36        BBB/NA/NA                 $250,000.00
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        B-1                Variable Rate8          $2,700,600.00 Subordinate/Fixed Rate                 25-Jul-36        BB/NA/NA                  $250,000.00
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        B-2                Variable Rate8          $2,160,400.00 Subordinate/Fixed Rate                 25-Jul-36         B/NA/NA                  $250,000.00
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        B-3                Variable Rate8          $2,160,559.33 Subordinate/Fixed Rate                 25-Jul-36        NA/NA/NA                  $250,000.00
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(1) The  Certificates,  other than the Class B and Class R  Certificates,  shall be
Book-Entry  Certificates.  The Class B and Class R  Certificates  shall be delivered to the holders thereof in physical form.

(2) The  Certificates,  other  than the  Class R  Certificates,  shall be  issuable  in minimum dollar  denominations as indicated above (by Certificate  Principal  Balance or
Notional  Amount,  as applicable)  and integral  multiples of $1 (or $1,000 in the case of the Class I-A-P,  Class II-A-P,  Class B-1, Class B-2 and Class B-3 Certificates) in
excess thereof,  except that one  Certificate of any of the Class I-A-P,  Class II-A-P,
Class B-1,  Class B-2 and Class B-3  Certificates  that  contain an uneven  multiple of
$1,000  shall be  issued  in a  denomination  equal to the sum of the  related  minimum denomination  set forth  above and such  uneven  multiple  for such Class or the sum of such denomination and an integral multiple of $1,000.

(3)
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Adjustable Rates:     Initial                Formula:                    Maximum             Minimum
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
   Class I-A-1         5.70%               LIBOR + 0.40%               Subject to the          0.40%
                                                                    Available Funds Cap
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
   Class I-A-2         0.30%               5.60% - LIBOR                   5.60%               0.00%
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
   Class I-A-5         6.00%               LIBOR + 0.70%               Subject to the          0.70%
                                                                    Available Funds Cap
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
   Class I-A-6         0.00%               5.30% - LIBOR                   5.30%               0.00%
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
   Class I-A-8         5.95%               LIBOR + 0.65%               Subject to the          0.65%
                                                                    Available Funds Cap
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
   Class I-A-9         0.55%               5.85% - LIBOR                   5.85%               0.00%
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
  Class I-A-13         6.00%               LIBOR + 0.70%               Subject to the          0.70%
                                                                    Available Funds Cap
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
  Class I-A-14         0.00%               5.30% - LIBOR                   5.30%               0.00%
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
  Class I-A-16         5.95%               LIBOR + 0.65%               Subject to the          0.65%
                                                                    Available Funds Cap
----------------------------------------------------------------------------------------------------------

The  Class  I-A-1,  Class  I-A-5,  Class  I-A-8,  Class  I-A-13  and  Class  I-A-16
Certificates  will  represent  ownership of regular  interests  in REMIC III,  together with  certain  rights to payments to be made from  amounts  received  under the related
Yield  Maintenance  Agreement which will be deemed made for federal income tax purposes outside of REMIC III.

(4) The Class I-A-2, Class I-A-6, Class I-A-9 and Class I-A-14 Certificates do not
have a Certificate Principal Balance.  For the purpose of calculating interest payments, (i) interest on the Class I-A-2 Certificates will accrue on a notional amount equal to the Certificate Principal Balance of the Class I-A-1 Certificates
immediately prior to the related Distribution Date, (ii) interest on the Class I-A-6
Certificates will accrue on a notional amount equal to the Certificate Principal
Balance of the Class I-A-5 Certificates immediately prior to the related Distribution
Date, (iii) interest on the Class I-A-9 Certificates will accrue on a notional amount equal to the aggregate Certificate Principal Balance of the Class I-A-8 Certificates
and Class I-A-16 Certificates immediately prior to the related Distribution Date and
(iv) interest on the Class I-A-14 Certificates will accrue on a notional amount equal to the Certificate Principal Balance of the Class I-A-13 Certificates immediately prior to the related Distribution Date.

(5) The initial  Pass-Through  Rate on the Class I-A-V  Certificates is 0.6370% and
the initial Pass-Through Rate on the Class II-A-V Certificates is 0.2729%.

(6) The Class  I-A-V  Certificates  and Class  II-A-V  Certificates  each do not have a principal  balance.  For the purpose of calculating  interest  payments,  interest will accrue on a  notional  amount  equal to, in the case of Class  I-A-V  Certificate,  the aggregate  stated  principal  balance of the mortgage loans in Loan Group I, and in the case of Class  II-A-V  Certificate,  the  aggregate  stated  principal  balance  of the mortgage loans in Loan Group II.

(7) Each class of the Class R Certificates  shall be issuable in minimum  denominations of not less  than a 20%  Percentage  Interest;  provided,  however,  that  one  Class R
Certificate  of each Class will be  issuable  to  Residential  Funding as "tax  matters person" pursuant to Section 10.01(c) and (e) in a minimum  denomination  representing a
Percentage Interest of not less than 0.01%.

(8) The Pass-Through Rate on the Class M Certificates and Class B Certificates is
equal to the weighted average of 6.25% per annum and 7.00% per annum weighted on the basis of the Subordinate Percentage of Loan Group I and Loan Group II, respectively.
The Pass-Through Rate on the Class M Certificates and Class B Certificates with respect to the initial Interest Accrual Period is approximately 6.4021% per annum.

=====================================

        The Group I Loans have an aggregate  principal balance as of the Cut-off Date of  $430,619,724.86.  The
Group II Loans have an  aggregate  principal  balance as of the Cut-off Date of  $109,497,733.32.  The Mortgage
Loans have an aggregate principal balance as of the Cut-off Date of $540,117,458.18.

        In consideration of the mutual agreements herein  contained,  the Company,  the Master Servicer and the
Trustee agree as follows:

                                                  ARTICLE I
                                                 DEFINITIONS

Section  1.01         Definitions.

        Whenever  used in this  Agreement,  the  following  words and  phrases,  unless the  context  otherwise requires, shall have the meanings specified in this Article.

        Accrued  Certificate  Interest:  With respect to each Distribution Date, as to any Class or Subclass of
Certificates  (other than any  Principal  Only  Certificates),  interest  accrued  during the related  Interest
Accrual  Period at the related  Pass-Through  Rate on the  Certificate  Principal  Balance or  Notional  Amount
thereof  immediately prior to such Distribution  Date. Accrued  Certificate  Interest will be calculated on the basis of a 360-day year,  consisting of twelve 30-day months. In each case Accrued Certificate  Interest on any
Class or Subclass of Certificates will be reduced by the amount of:

        (i)    Prepayment  Interest  Shortfalls on all Mortgage  Loans in the related Loan Group (to the extent not offset by the Master  Servicer  with a payment  of  Compensating  Interest  as  provided  in
               Section 4.01),

        (ii)   the interest  portion  (adjusted to the Net Mortgage  Rate (or the Modified Net Mortgage Rate in
               the case of a Modified  Mortgage  Loan)) of Realized Losses on all Mortgage Loans in the related
               Loan Group not allocated  solely to one or more  specific  Classes of  Certificates  pursuant to
               Section 4.05, and

        (iii)  any  other  interest  shortfalls  not  covered  by the  subordination  provided  by the  Class M
               Certificates  and Class B  Certificates,  including  interest that is not  collectible  from the
               Mortgagor pursuant to the Servicemembers  Civil Relief Act, as amended,  or similar  legislation or regulations as in effect from time to time, all allocated as described below.

The Class I-A  Percentage  of these  reductions  with respect to the Group I Loans will be allocated  among the
Holders of the Group I Senior  Certificates,  other than the Class I-A-P  Certificates,  in  proportion  to the amounts of Accrued  Certificate  Interest that would have been payable to those  Certificates  from the Group I
Loans on that  Distribution  Date absent such  reductions.  The Class II-A Percentage of these  reductions with respect to the Group II Loans will be allocated  among the Holders of the Group II Senior  Certificates,  other than the Class II-A-P  Certificates,  in proportion to the amounts of Accrued  Certificate  Interest that would have  been  payable  to those  Certificates  from the  Group II Loans on that  Distribution  Date  absent  such reductions.  The  remainder  of  these  reductions  will  be  allocated  among  the  Holders  of  the  Class  M
Certificates  and the Class B  Certificates  in proportion  to the  respective  amounts of Accrued  Certificate
Interest that would have been payable on that Distribution  Date absent these  reductions.  In the case of each class of Class M Certificates  and Class B  Certificates,  Accrued  Certificate  Interest on that class will be further  reduced by the  interest  portion  (adjusted  to the Net  Mortgage  Rate) of Realized  Losses that are allocated  solely to such Class of Class M Certificates  or such Class of Class B in  Certificates  pursuant to
Section 4.05.

         Adjustable Rate  Certificates:  Any of the Class I-A-1,  Class I-A-2,  Class I-A-5, Class I-A-6, Class
I-A-8, Class I-A-9, Class I-A-13, Class I-A-14 and Class I-A-16 Certificates.

        Aggregate Available  Distribution Amount: With respect to a Distribution Date, the sum of the Available
Distribution Amounts for both Loan Groups for such Distribution Date.

        Aggregate  Senior Interest  Distribution  Amount:  With respect to a Distribution  Date, the sum of the
Senior Interest Distribution Amounts for both Loan Groups for such Distribution Date.

        Aggregate Senior Principal  Distribution  Amount:  With respect to a Distribution  Date, the sum of the
Senior Principal Distribution Amounts for both Loan Groups for such Distribution Date.

        Assignment Agreement and Amendment of Security Instrument:  With respect to a Sharia Mortgage Loan, the agreement  between  the  consumer  and the  co-owner  pursuant  to which all of the  co-owner's  interest  as a beneficiary  under the related Sharia  Mortgage Loan Security  Instrument  and the  co-owner's  interest in the related  Mortgaged  Property is  conveyed  to a  subsequent  owner,  which may take the form of an  "Assignment
Agreement"  and an "Amendment of Security  Instrument"  or an  "Assignment  Agreement and Amendment of Security
Instrument", as applicable.

        Available  Distribution  Amount:  As to any  Distribution  Date and each Loan Group, an amount equal to
(a) the sum of (i) the amount  relating to the  Mortgage  Loans on deposit in the  Custodial  Account as of the close of business on the immediately  preceding  Determination Date, including any Subsequent  Recoveries,  and amounts  deposited in the  Custodial  Account in  connection  with the  substitution  of  Qualified  Substitute
Mortgage Loans, (ii) the amount of any Advance made on the immediately  preceding  Certificate  Account Deposit
Date, (iii) any amount  deposited in the Certificate  Account on the related  Certificate  Account Deposit Date pursuant to the second  paragraph of Section  3.12(a),  (iv) any amount  deposited in the  Certificate  Account pursuant  to Section  4.07,  (v) any amount  that the Master  Servicer is not  permitted  to withdraw  from the
Custodial  Account or the  Certificate  Account  pursuant to Section  3.16(e),  (vi) any amount received by the
Trustee pursuant to the Surety Bond in respect of such  Distribution  Date,  (vii) the  proceeds of any Pledged
Assets  received by the Master  Servicer and (viii) any additional  amounts to be included with respect to such
Loan Group, as applicable,  pursuant to Section 4.02(j),  reduced by (b) the sum as of the close of business on the immediately  preceding  Determination Date of (w) aggregate  Foreclosure  Profits,  (x) the Amount Held for
Future  Distribution,  and (y) amounts  permitted  to be withdrawn by the Master  Servicer  from the  Custodial
Account in respect of the Mortgage  Loans in the related Loan Group  pursuant to clauses  (ii)-(x),  inclusive, of Section 3.10(a).

        Available Funds Cap: With respect to any Distribution  Date after the Distribution  Date in August 2006 and on or before the  Distribution  Date in June 2009 and the Class  I-A-1  Certificates,  6.00% per annum plus amounts,  if any,  paid  pursuant to the related Yield  Maintenance  Agreement,  expressed as a per annum rate.
With  respect  to any  Distribution  Date  after  the  Distribution  Date in August  2006 and on or before  the
Distribution  Date in May 2011 and the Class I-A-5  Certificates,  6.00% per annum plus  amounts,  if any, paid pursuant to the related  Yield  Maintenance  Agreement,  expressed  as a per annum  rate.  With  respect to any
Distribution  Date  after the  Distribution  Date in  August  2006 and on or before  the  Distribution  Date in
January 2015 and the Class I-A-8 Certificates and Class I-A-16  Certificates,  6.50% per annum plus amounts, if any, paid  pursuant to the related Yield  Maintenance  Agreement,  expressed as a per annum rate.  With respect to any Distribution  Date after the Distribution  Date in August 2006 and on or before the Distribution Date in
July 2017 and the Class  I-A-13  Certificates,  6.00% per annum plus  amounts,  if any,  paid  pursuant  to the related Yield  Maintenance  Agreement,  expressed as a per annum rate. With respect to the Distribution Date in
August 2006 and any Distribution Date after June 2009 with respect to the Class I-A-1  Certificates,  6.00% per annum.  With  respect to the  Distribution  Date in August 2006 and the  Distribution  Date after May 2011 with respect to the Class I-A-5  Certificates,  6.00% per annum.  With  respect to the  Distribution  Date in August
2006 and any  Distribution  Date after  January  2015 with  respect to the Class I-A-8  Certificates  and Class
I-A-16  Certificates,  6.50%  per  annum.  With  respect  to the  Distribution  Date  in  August  2006  and the
Distribution Date after July 2017 with respect to the Class I-A-13 Certificates, 6.00% per annum.

        Capitalization  Reimbursement Amount: As to any Distribution Date and Loan Group the amount of Advances or  Servicing  Advances  that were added to the Stated  Principal  Balance of the  Mortgage  Loans in such Loan
Group during the prior  calendar  month and  reimbursed to the Master  Servicer or  Subservicer  on or prior to such  Distribution  Date  pursuant  to Section  3.10(a)(vii),  plus the  related  Capitalization  Reimbursement
Shortfall  Amount  remaining  unreimbursed  from any  prior  Distribution  Date and  reimbursed  to the  Master
Servicer or Subservicer on or prior to such Distribution Date.

        Capitalization  Reimbursement  Shortfall  Amount:  As to any  Distribution  Date  and Loan  Group,  the
amount,  if any, by which the amount of Advances or Servicing  Advances that were added to the Stated Principal
Balance of the Mortgage  Loans in such Loan Group during the  preceding  calendar  month  exceeds the amount of principal  payments on the Mortgage  Loans  included in the Available  Distribution  Amount for that Loan Group and Distribution Date.

        Certificate:  Any Class I-A-1,  Class I-A-2,  Class I-A-3, Class I-A-4, Class I-A-5, Class I-A-6, Class
I-A-7, Class I-A-8, Class I-A-9, Class I-A-10,  Class I-A-11,  Class I-A-12,  Class I-A-13, Class I-A-14, Class
I-A-15,  Class I-A-16,  Class I-A-17, Class II-A-1, Class I-A-V, Class I-A-P, Class II-A-V, Class II-A-P, Class
R-I,  Class  R-II,  Class  R-III,  Class  M-1,  Class  M-2,  Class  M-3,  Class  B-1,  Class  B-2 and Class B-3
Certificates.

        Certificate  Account:  The separate account or accounts created and maintained pursuant to Section 4.01 of the Standard Terms,  which shall be entitled  "Deutsche Bank Trust Company  Americas,  as trustee,  in trust
for  the  registered  holders  of  Residential  Accredit  Loans,  Inc.,  Mortgage   Asset-Backed   Pass-Through
Certificates, Series 2006-QS9" and which must be an Eligible Account.

        Certificate Group: With respect to Loan Group I, the Group I Senior  Certificates,  and with respect to
Loan Group II,  the Group II Senior Certificates.

        Certificate Policy:  None.

        Certificate  Principal  Balance:  With  respect  to each  Certificate  (other  than any  Interest  Only
Certificate), on any date of determination, an amount equal to:

        (i)    the Initial Certificate  Principal Balance of such Certificate as specified on the face thereof, plus

        (ii)   any  Subsequent  Recoveries  added to the  Certificate  Principal  Balance  of such  Certificate pursuant to Section 4.02, minus

        (iii)  the  sum of (x) the  aggregate  of all  amounts  previously  distributed  with  respect  to such
               Certificate (or any  predecessor  Certificate)  and applied to reduce the Certificate  Principal
               Balance  thereof  pursuant  to  Section  4.02(a)  and (y) the  aggregate  of all  reductions  in
               Certificate  Principal  Balance deemed to have occurred in connection with Realized Losses which were  previously  allocated to such  Certificate (or any  predecessor  Certificate)  pursuant to
               Section 4.05;

provided,  that the Certificate Principal Balance of each Certificate of the Class of Subordinate  Certificates with the  Lowest  Priority  at any given time shall be  further  reduced by an amount  equal to the  Percentage
Interest  represented  by such  Certificate  multiplied  by the  excess,  if any,  of (A)  the  then  aggregate
Certificate  Principal  Balance of all Classes of  Certificates  then  outstanding  over (B) the then aggregate
Stated Principal Balance of the Mortgage Loans.

        Class A-P Collection  Shortfall:  With respect to the Cash Liquidation or REO Disposition of a Discount
Mortgage Loan, any  Distribution  Date and any Loan Group,  the extent to which the amount  described in clause
(C)(1) of the  definition  of Class A-P  Principal  Distribution  Amount  for such Loan  Group is less than the amount described in clause (C)(2) of such definition.

        Class A-P Certificates: The Class I-A-P Certificates,  which relate to and are payable from the Group I
Loans, and Class II-A-P Certificates, which relate to and are payable from the Group II Loans.

        Class A-V Certificates: The Class I-A-V Certificates,  which relate to and are payable from the Group I
Loans, and Class II-A-V Certificates, which relate to and are payable from the Group II Loans.

        Class I-A Certificates:  The Class I-A-1,  Class I-A-2,  Class I-A-3,  Class I-A-4,  Class I-A-5, Class
I-A-6, Class I-A-7, Class I-A-8, Class I-A-9, Class I-A-10,  Class I-A-11,  Class I-A-12,  Class I-A-13,  Class
I-A-14, Class I-A-15, Class I-A-16, Class I-A-17, Class I-A-P and Class I-A-V Certificates.

        Class I-A  Percentage:  With respect to any  Distribution  Date, the percentage  equal to the aggregate
Certificate  Principal  Balance of the Group I Senior  Certificates,  other than the Class I-A-P  Certificates, immediately  prior to that  Distribution  Date divided by the aggregate Stated Principal  Balance of all of the
Mortgage Loans in Loan Group I, other than the Discount  Fraction of the Discount  Mortgage Loans in Loan Group
I, immediately  prior to that  Distribution  Date. The Class I-A Percentage will initially equal  approximately
93.24% and will in no event exceed 100%.

        Class I-A-1 Yield  Maintenance  Agreement:  The  agreement,  dated as of the Closing Date,  between the
Trustee  and the Yield  Maintenance  Agreement  Provider,  relating  to the Class  I-A-1  Certificates,  or any replacement, substitute, collateral or other arrangement in lieu thereto.

        Class I-A-5 Yield  Maintenance  Agreement:  The  agreement,  dated as of the Closing Date,  between the
Trustee  and the Yield  Maintenance  Agreement  Provider,  relating  to the Class  I-A-5  Certificates,  or any replacement, substitute, collateral or other arrangement in lieu thereto.

        Class I-A-8 and Class  I-A-16  Yield  Maintenance  Agreement:  The  agreement,  dated as of the Closing
Date,  between  the  Trustee  and the  Yield  Maintenance  Agreement  Provider,  relating  to the  Class  I-A-8
Certificates and Class I-A-16  Certificates,  or any replacement,  substitute,  collateral or other arrangement in lieu thereto.

        Class I-A-13 Yield  Maintenance  Agreement:  The agreement,  dated as of the Closing Date,  between the
Trustee and the Yield  Maintenance  Agreement  Provider,  relating  to the Class  I-A-13  Certificates,  or any replacement, substitute, collateral or other arrangement in lieu thereto.

        Class II-A Certificates:  The Class II-A-1, Class II-A-P and Class II-A-V Certificates.

        Class II-A  Percentage:  With respect to any  Distribution  Date, the percentage equal to the aggregate
Certificate  Principal Balance of the Group II Senior  Certificates,  other than the Class II-A-P Certificates, immediately  prior to that  Distribution  Date divided by the aggregate Stated Principal  Balance of all of the
Mortgage  Loans in Loan Group II,  other than the  Discount  Fraction of the  Discount  Mortgage  Loans in Loan
Group II,  immediately  prior to that  Distribution  Date.  The Class  II-A  Percentage  will  initially  equal approximately 93.21% and will in no event exceed 100%.

        Class B Certificates: The Class B-1, Class B-2 and Class B-3 Certificates.

        Class M Certificates: The Class M-1, Class M-2 and Class M-3 Certificates.

        Class R Certificate: Any one of the Class R-I, Class R-II and Class R-III Certificates.

        Class R-I Certificate:  Any one of the Class R-I Certificates executed by the Trustee and authenticated by the  Certificate  Registrar  substantially  in the form  annexed  to the  Standard  Terms as  Exhibit  D and evidencing an interest designated as a "residual interest" in REMIC I for purposes of the REMIC Provisions.

        Class  R-II  Certificate:  Any  one of  the  Class  R-II  Certificates  executed  by  the  Trustee  and authenticated by the Certificate  Registrar  substantially in the form annexed to the Standard Terms as Exhibit
D and  evidencing  an  interest  designated  as a  "residual  interest"  in REMIC II for  purposes of the REMIC
Provisions.

        Class  R-III  Certificate:  Any  one of the  Class  R-III  Certificates  executed  by the  Trustee  and authenticated by the Certificate  Registrar  substantially in the form annexed to the Standard Terms as Exhibit
D and  evidencing  an interest  designated  as a  "residual  interest"  in REMIC III for  purposes of the REMIC
Provisions.

        Closing Date:  July 28, 2006.

        Compensating  Interest:  With respect to any  Distribution  Date and each Loan Group an amount equal to
Prepayment  Interest  Shortfalls  resulting  from Principal  Prepayments in Full during the related  Prepayment
Period and Curtailments  during the prior calendar month and included in the Available  Distribution Amount for the such Loan Group on such  Distribution  Date,  but not more than the lesser of (a)  one-twelfth of 0.125% of the aggregate Stated Principal  Balance of the Mortgage Loans in the related Loan Group  immediately  preceding such  Distribution  Date and (b) the sum of the  Servicing  Fee and all income and gain on amounts  held in the
Custodial  Account  and the  Certificate  Account  and payable to the  Certificateholders  with  respect to the
Mortgage  Loans in the  related  Loan Group and such  Distribution  Date;  provided  that for  purposes of this definition  the amount of the Servicing Fee will not be reduced  pursuant to Section  7.02(a)  except as may be required pursuant to the last sentence of such Section.

        Corporate  Trust  Office:  The  principal  office of the  Trustee at which at any  particular  time its corporate  trust business with respect to this  Agreement  shall be  administered,  which office at the date of the execution of this instrument is located at 1761 East St. Andrew Place,  Santa Ana,  California  92705-4934,
Attention: Residential Funding Corporation Series 2006-QS9.

        Cut-off Date:  July 1, 2006.

        Determination  Date:  With  respect to any  Distribution  Date,  the second  Business Day prior to each
Distribution Date.

        Discount  Net  Mortgage  Rate:  With  respect to Loan Group I,  6.25% per annum.  With  respect to Loan
Group II, 7.00% per annum.

        Due Period:  With respect to each  Distribution  Date,  the calendar  month in which such  Distribution
Date occurs.

        Eligible  Funds:  With respect to any  Distribution  Date and Loan Group, an amount equal to the excess of (a) the Available  Distribution Amount for such Loan Group or the Aggregate Available  Distribution  Amount,
as  applicable,  over (b) the sum of (i) the aggregate  amount of Accrued  Certificate  Interest on the related
Senior  Certificates or the Aggregate  Senior Interest  Distribution  Amount,  as applicable,  (ii) the related
Senior  Principal  Distribution  Amount or Aggregate  Senior  Principal  Distribution  Amount,  as  applicable,
(determined  without  regard to  Section  4.02(a)(ii)(Y)(D)  hereof),  (iii) the  related  Class A-P  Principal
Distribution  Amount for Loan Group I or Loan Group II, as applicable  (determined without regard to clause (E)
of the  definition  of Class A-P  Principal  Distribution  Amount)  and (iv) the  aggregate  amount of  Accrued
Certificate Interest on the Class M-1, Class M-2, Class M-3, Class B-1 and Class B-2 Certificates.

        Excess  Subordinate  Principal  Amount:  With respect to any Distribution Date on which the Certificate
Principal  Balance of the Class of Subordinate  Certificates then outstanding with the Lowest Priority is to be reduced to zero and on which  Realized  Losses are to be  allocated  to such Class or Classes,  the excess,  if any, of (i) the amount that would otherwise be  distributable  in respect of principal on such class or classes of  Certificates  on such  Distribution  Date  over  (ii) the  excess,  if any,  of the  aggregate  Certificate
Principal  Balance of such Class or Classes of Certificates  immediately  prior to such  Distribution Date over the aggregate  amount of Realized Losses to be allocated to such Classes of  Certificates on such  Distribution
Date as  reduced by any  amount  calculated  with  respect  to that Loan  Group  pursuant  to clause (E) of the definition  of Class A-P  Principal  Distribution  Amount.  The Excess  Subordinate  Principal  Amount  will be allocated  between the Loan Groups on a pro rata basis in accordance  with the amount of Realized Losses on the
Mortgage Loans in each Loan Group allocated to the Certificates on that Distribution Date.

        Floater  Certificates:  Any of the Class I-A-1, Class I-A-5, Class I-A-8, Class I-A-13 and Class I-A-16
Certificates.

        Group I Loans: The Mortgage Loans designated on the Mortgage Loan Schedule as Group I Loans.

        Group II Loans: The Mortgage Loans designated on the Mortgage Loan Schedule as Group II Loans.

        Group I Senior  Certificates:  The Class I-A-1,  Class I-A-2,  Class I-A-3,  Class I-A-4,  Class I-A-5,
Class I-A-6, Class I-A-7, Class I-A-8, Class I-A-9,  Class I-A-10,  Class I-A-11,  Class I-A-12,  Class I-A-13,
Class I-A-14,  Class I-A-15,  Class I-A-16,  Class I-A-17, Class I-A-V, Class I-A-P and Class R-I Certificates,
which relate to and are payable primarily from the Group I Loans.

        Group II Senior Certificates:  The Class II-A-1, Class II-A-V, Class II-A-P, Class R-II and Class R-III
Certificates, which relate to and are payable primarily from the Group II Loans.

        Initial  Monthly  Payment  Fund:  With  respect  to the Group I Loans,  $0.00,  representing  scheduled principal  amortization  and interest at the Net Mortgage Rate payable  during the August 2006 Due Period,  for those Group I Loans for which the Trustee  will not be entitled to receive  such  payment.  With respect to the
Group II Loans,  $0.00,  representing  scheduled  principal  amortization and interest at the Net Mortgage Rate payable  during  the  August  2006 Due  Period,  for those  Group II Loans for  which the  Trustee  will not be entitled to receive such payment.

        Initial  Notional  Amount:  With respect to the Class I-A-V  Certificates,  the aggregate  Cut-off Date
Principal  Balance  of the Group I Loans  corresponding  to the  Uncertificated  REMIC I Regular  Interests  Z1
corresponding to the  Uncertificated  REMIC II Regular Interests Z1 corresponding to the  Uncertificated  REMIC
III Regular  Interests  Z1  represented  by such Class as of the Cut-off  Date,  and with  respect to the Class
II-A-V  Certificates,  the aggregate Cut-off Date Principal Balance of the Group II Loans  corresponding to the
Uncertificated  REMIC I Regular Interests Z2 corresponding to the Uncertificated  REMIC II Regular Interests Z2
corresponding  to the  Uncertificated  REMIC III  Regular  Interests  Z2  represented  by such  Class as of the
Cut-off  Date..  With  respect to any  Subclass  issued  pursuant  to Section  5.01(c),  the  aggregate  Stated
Principal  Balance of the  Mortgage  Loans  corresponding  to the  Uncertificated  REMIC I Regular  Interests Z
corresponding to the  Uncertificated  REMIC II Regular  Interests Z corresponding to the  Uncertificated  REMIC
III Regular Interests Z represented by such Subclass as of the Cut-Off Date.

        Initial  Subordinate  Class  Percentage:  With respect to each Class of  Subordinate  Certificates,  an amount  which is equal to the initial  aggregate  Certificate  Principal  Balance of such Class of  Subordinate
Certificates  divided by the aggregate  Stated  Principal  Balance of all the Mortgage  Loans as of the Cut-off
Date, as follows:

                      Class M-1:  3.60%            Class B-1:  0.50%
                      Class M-2:  1.05%            Class B-2:  0.40%
                      Class M-3:  0.80%            Class B-3:  0.40%

        Interest  Accrual  Period:  With respect to any Class of  Certificates  (other than the Adjustable Rate
Certificates)  and any  Distribution  Date, the calendar month  preceding the month in which such  Distribution
Date  occurs.  With  respect  to the  Adjustable  Rate  Certificates  and any  Distribution  Date,  the  period beginning on the 25th day of the month  preceding the month in which such  Distribution  Date occurs and ending on the 24th day of the month in which such Distribution Date occurs.

        Interest Only Certificates:  Any one of the Class I-A-2, Class I-A-6, Class I-A-9, Class I-A-14,  Class
I-A-V  Certificates  and Class II-A-V  Certificates.  The Interest Only  Certificates  will have no Certificate
Principal Balance.

        Inverse  Floater  Certificates:  Any of the Class  I-A-2,  Class  I-A-6,  Class I-A-9 and Class  I-A-14
Certificates.

        LIBOR:  With respect to any  Distribution  Date, the arithmetic  mean of the London  interbank  offered rate quotations for one-month U.S. Dollar  deposits,  expressed on a per annum basis,  determined in accordance with Section 1.03.

        LIBOR  Business  Day:  Any day other  than (i) a  Saturday  or a Sunday or (ii) a day on which  banking institutions in the city of London, England are required or authorized by law to be closed.

        Loan Group:  Either of Loan Group I or Loan Group II.

        Loan Group I:  The group of Mortgage Loans comprised of the Group I Loans.

        Loan Group II:  The group of Mortgage Loans comprised of the Group II Loans.

        Lockout Certificates:   The Class I-A-4, Class I-A-10 and Class A-17 Certificates.

        Lockout  Percentage:  For any  Distribution  Date occurring  prior to the  Distribution  Date in August
2011, 0%. For any Distribution  Date occurring  thereafter,  as follows:  30% for any  Distribution  Date on or after August 2011 and prior to August  2012;  40% for any  Distribution  Date on or after August 2012 and prior to August 2013;  60% for any  Distribution  Date on or after August 2013 and prior to August 2014;  80% for any
Distribution  Date on or after  August  2014 and  prior to  August  2015;  and 100% for any  Distribution  Date
thereafter.

        Maturity  Date:  July 25, 2036,  the  Distribution  Date  immediately  following  the latest  scheduled maturity date of any Mortgage Loan.

        Mortgage:  With respect to each  Mortgage  Note related to a Mortgage  Loan which is not a  Cooperative
Loan,  the mortgage,  deed of trust or other  comparable  instrument  creating a first lien on an estate in fee simple or leasehold  interest in real property  securing a Mortgage  Note.  With respect to each  Obligation to
Pay related to a Sharia Mortgage Loan, the Sharia Mortgage Loan Security Instrument.

        Mortgage  Loan  Schedule:  The list or lists of the Mortgage  Loans  attached  hereto as Exhibit  One-I
(with  respect to Loan Group I) and Exhibit  One-II (with  respect to Loan Group II) (in each case,  as amended from time to time to reflect the addition of Qualified  Substitute  Mortgage Loans),  which list or lists shall set forth the following information as to each Mortgage Loan in the related Loan Group:

(i)     the Mortgage Loan identifying number ("RFC LOAN #");

(ii)    the maturity of the Mortgage Note ("MATURITY DATE");

(iii)   the Mortgage Rate ("ORIG RATE");

(iv)    the Subservicer pass-through rate ("CURR NET");

(v)     the Net Mortgage Rate ("NET MTG RT");

(vi)    the Pool Strip Rate ("STRIP");

(vii)   the initial scheduled monthly payment of  principal, if any, and interest ("ORIGINAL P & I");

(viii)  the Cut-off Date Principal Balance ("PRINCIPAL BAL");

(ix)    the Loan-to-Value Ratio at origination ("LTV");

(x)     the rate at which the Subservicing  Fee accrues  ("SUBSERV FEE") and at which the Servicing Fee accrues
                  ("MSTR SERV FEE");

(xi)    a code "T," "BT" or "CT" under the column "LN  FEATURE,"  indicating  that the Mortgage Loan is secured by a second or vacation residence; and

(xii)   a code "N" under the column "OCCP CODE,"  indicating  that the Mortgage  Loan is secured by a non-owner occupied residence.

Such schedule may consist of multiple reports that collectively set forth all of the information required.

        Mortgage  Loans:  Such of the mortgage  loans,  including any Sharia  Mortgage  Loans,  transferred and assigned to the Trustee  pursuant to Section  2.01 as from time to time are held or deemed to be held as a part of the Trust Fund,  the  Mortgage  Loans  originally  so held being  identified  in the initial  Mortgage  Loan
Schedule,  and Qualified  Substitute  Mortgage  Loans held or deemed held as part of the Trust Fund  including, without  limitation,  (i) with respect to each Cooperative Loan, the related Mortgage Note, Security Agreement,
Assignment of Proprietary  Lease,  Cooperative Stock  Certificate,  Cooperative Lease and Mortgage File and all
rights  appertaining  thereto,  (ii) with respect to each Sharia Mortgage Loan, the related  Obligation to Pay,
Sharia Mortgage Loan Security  Instrument,  Sharia Mortgage Loan Co-Ownership  Agreement,  Assignment Agreement
and  Amendment of Security  Instrument  and Mortgage  File and all rights  appertaining  thereto and (iii) with respect to each Mortgage Loan other than a Cooperative  Loan or a Sharia Mortgage Loan,  each related  Mortgage
Note, Mortgage and Mortgage File and all rights appertaining thereto.
        Mortgage  Note:  The  originally  executed  note or  other  evidence  of  indebtedness  evidencing  the indebtedness  of a Mortgagor under a Mortgage Loan,  together with any  modification  thereto.  With respect to each Sharia Mortgage Loan, the related Obligation to Pay.

        Mortgage Rate: As to any Mortgage  Loan,  the interest rate borne by the related  Mortgage Note, or any modification  thereto other than a Servicing  Modification.  As to any Sharia  Mortgage Loan, the profit factor described in the related Obligation to Pay, or any modification thereto other than a Servicing Modification.

        Mortgagor:  The obligor on a Mortgage Note, or with respect to a Sharia  Mortgage Loan, the consumer on an Obligation to Pay.

        Net WAC Rate:  With  respect to any  Distribution  Date and each Loan Group,  a per annum rate equal to the  weighted  average of the Net Mortgage  Rates of the related  Mortgage  Loans  weighted on the basis of the respective  Stated Principal  Balance of each such Mortgage Loan as of the beginning of the related Due Period, using the Net Mortgage  Rates in effect for the scheduled  payments due on those Mortgage Loans during such Due
Period.

        Notional Amount:  As of any  Distribution  Date, (i) with respect to the Class I-A-2  Certificates,  an amount equal to the Certificate  Principal  Balance of the Class I-A-1  Certificates  immediately prior to such date;  provided,  however,  for federal income tax purposes,  as of any Distribution  Date, with respect to the
Class I-A-2 Certificates,  the equivalent of the foregoing,  expressed as the Uncertificated  Principal Balance of  Uncertificated  REMIC II Regular Interest R; (ii) with respect to the Class I-A-6  Certificates,  an amount equal to the Certificate  Principal  Balance of the Class I-A-5  Certificates  immediately  prior to such date;
provided,  however,  for federal income tax purposes,  as of any  Distribution  Date, with respect to the Class
I-A-6  Certificates,  the equivalent of the foregoing,  expressed as the  Uncertificated  Principal  Balance of
Uncertificated  REMIC II Regular Interest T; (iii) with respect to the I-A-9  Certificates,  an amount equal to the aggregate  Certificate  Principal  Balance of the Class I-A-8  Certificates  and Class I-A-16  Certificates
immediately  prior to such date;  provided,  however,  for federal income tax purposes,  as of any Distribution
Date,  with  respect to the Class  I-A-9  Certificates,  the  equivalent  of the  foregoing,  expressed  as the
Uncertificated  Principal  Balance of  Uncertificated  REMIC II Regular  Interests  U; (iv) with respect to the
Class  I-A-14  Certificates,  an  amount  equal  to the  Certificate  Principal  Balance  of the  Class  I-A-13
Certificates  immediately prior to such date;  provided,  however,  for federal income tax purposes,  as of any
Distribution Date, with respect to the Class I-A-14  Certificates,  the equivalent of the foregoing,  expressed as the  Uncertificated  Principal  Balance of  Uncertificated  REMIC II Regular Interest W; (v) with respect to any Class I-A-V  Certificates or Subclass  thereof issued  pursuant to Section  5.01(c),  the aggregate  Stated
Principal  Balance  of the Group I Loans  corresponding  to the  Uncertificated  REMIC I Regular  Interests  Z1
corresponding to the  Uncertificated  REMIC II Regular Interests Z1 corresponding to the  Uncertificated  REMIC
III Regular  Interests Z1 represented by such Class or Subclass  immediately  prior to such date; and (vi) with respect  to any Class  II-A-V  Certificates  or  Subclass  thereof  issued  pursuant  to Section  5.01(c),  the aggregate Stated Principal Balance of the Group II Loans  corresponding to the  Uncertificated  REMIC I Regular
Interests  Z2  corresponding  to  the  Uncertificated  REMIC  II  Regular  Interests  Z2  corresponding  to the
Uncertificated  REMIC III Regular Interests Z2 represented by such Class or Subclass  immediately prior to such date.

        Obligation to Pay: The  originally  executed  obligation  to pay or similar  agreement  evidencing  the obligation of the consumer under a Sharia Mortgage Loan, together with any modification thereto.

        Pass-Through  Rate:  With  respect  to  the  Senior   Certificates  (other  than  the  Adjustable  Rate
Certificates,  Class A-V Certificates  and Class A-P  Certificates)  and any  Distribution  Date, the per annum rates set forth in the Preliminary Statement hereto.

o       With respect to the Class I-A-1 Certificates and the initial Interest Accrual Period,  5.70% per annum, and as to any Interest  Accrual  Period  thereafter,  a per annum rate equal to LIBOR plus 0.40%, with a  maximum  rate of the  Available  Funds Cap and a minimum  rate of 0.40%  per  annum.  For federal income tax purposes,  the Pass-Through  Rate described above will be subject to a maximum rate equal to 6.00%.

o       With respect to the Class I-A-2 Certificates and the initial Interest Accrual Period,  0.30% per annum, and as to any Interest  Accrual Period  thereafter,  a per annum rate equal to 5.60% minus LIBOR, with a  maximum  rate of 5.60% per annum and a  minimum  rate of 0.00%  per  annum.  For  federal income tax purposes,  the  Pass-Through  Rate  described  above will be subject to a maximum rate equal to 5.60%.

o       With respect to the Class I-A-5 Certificates and the initial Interest Accrual Period,  6.00% per annum, and as to any Interest  Accrual  Period  thereafter,  a per annum rate equal to LIBOR plus 0.70%, with a  maximum  rate of the  Available  Funds Cap and a minimum  rate of 0.70%  per  annum.  For federal income tax purposes,  the Pass-Through  Rate described above will be subject to a maximum rate equal to 6.00%.

o       With respect to the Class I-A-6 Certificates and the initial Interest Accrual Period,  0.00% per annum, and as to any Interest  Accrual Period  thereafter,  a per annum rate equal to 5.30% minus LIBOR, with a  maximum  rate of 5.30% per annum and a  minimum  rate of 0.00%  per  annum.  For  federal income tax purposes,  the  Pass-Through  Rate  described  above will be subject to a maximum rate equal to 5.30%.

o       With respect to the Class I-A-8 Certificates and the initial Interest Accrual Period,  5.95% per annum, and as to any Interest  Accrual  Period  thereafter,  a per annum rate equal to LIBOR plus 0.65%, with a  maximum  rate of the  Available  Funds Cap and a minimum  rate of 0.65%  per  annum.  For federal income tax purposes,  the Pass-Through  Rate described above will be subject to a maximum rate equal to 6.50%.

o       With respect to the Class I-A-9 Certificates and the initial Interest Accrual Period,  0.55% per annum, and as to any Interest  Accrual Period  thereafter,  a per annum rate equal to 5.85% minus LIBOR, with a  maximum  rate of 5.85% per annum and a  minimum  rate of 0.00%  per  annum.  For  federal income tax purposes,  the  Pass-Through  Rate  described  above will be subject to a maximum rate equal to 5.85%.

o       With  respect to the Class I-A-13  Certificates  and the initial  Interest  Accrual  Period,  6.00% per annum,  and as to any Interest  Accrual Period  thereafter,  a per annum rate equal to LIBOR plus
              0.70%,  with a maximum  rate of the  Available  Funds Cap and a minimum  rate of 0.70% per annum.
              For federal  income tax purposes,  the  Pass-Through  Rate  described  above will be subject to a maximum rate equal to 6.00%.

o       With  respect to the Class I-A-14  Certificates  and the initial  Interest  Accrual  Period,  0.00% per annum,  and as to any Interest Accrual Period  thereafter,  a per annum rate equal to 5.30% minus
              LIBOR,  with a  maximum  rate of 5.30% per annum  and a  minimum  rate of 0.00%  per  annum.  For federal income tax purposes,  the Pass-Through  Rate described above will be subject to a maximum rate equal to 5.30%.

o       With  respect to the Class I-A-16  Certificates  and the initial  Interest  Accrual  Period,  5.95% per annum,  and as to any Interest  Accrual Period  thereafter,  a per annum rate equal to LIBOR plus
              0.65%,  with a maximum  rate of the  Available  Funds Cap and a minimum  rate of 0.65% per annum.
              For federal  income tax purposes,  the  Pass-Through  Rate  described  above will be subject to a maximum rate equal to 6.50%.

        With  respect  to each  Class of Class A-V  Certificates  (other  than any  Subclass  thereof)  and any
Distribution  Date, a rate equal to the weighted  average,  expressed as a percentage,  of the Pool Strip Rates of all Mortgage  Loans in the related Loan Group as of the Due Date in the related Due Period,  weighted on the basis of the respective  Stated Principal  Balances of such Mortgage Loans as of the day immediately  preceding such  Distribution  Date (or,  with respect to the initial  Distribution  Date, at the close of business on the
Cut-off Date). With respect to the Class I-A-V  Certificates and the Class II-A-V  Certificates and the initial
Distribution  Date the  Pass-Through  Rates are equal to 0.6370%  and  0.2729%  per annum,  respectively.  With respect to any  Subclass of Class A-V  Certificates  and any  Distribution  Date,  a rate equal to the weighted average,  expressed as a  percentage,  of the Pool Strip Rates of all Mortgage  Loans in the related Loan Group corresponding to the Uncertificated  REMIC I Regular Interests Z corresponding to the  Uncertificated  REMIC II
Regular  Interests Z  corresponding  to the  Uncertificated  REMIC III Regular  Interests Z represented by such
Subclass  as of the Due  Date in the  related  Due  Period,  weighted  on the  basis of the  respective  Stated
Principal  Balances of such Mortgage Loans as of the day immediately  preceding such Distribution Date (or with respect to the  initial  Distribution  Date,  at the close of  business  on the  Cut-off  Date).  The Class A-P
Certificates  have  no  Pass-Through  Rate  and  are  not  entitled  to  Accrued  Certificate   Interest.   The
Pass-Through  Rate on the Class M  Certificates  and Class B Certificates  is equal to the weighted  average of
6.25% per annum and 7.00% per annum  weighted on the basis of the  Subordinate  Percentage  of Loan Group I and
Loan Group II,  respectively.  The Pass-Through  Rate on the Class M Certificates and Class B Certificates with respect to the initial Interest Accrual Period is approximately 6.4021% per annum.

        Pool Strip Rate:  With respect to each Mortgage  Loan in any Loan Group,  a per annum rate equal to the excess of (a) the Net Mortgage  Rate of such  Mortgage  Loan over (b) the  Discount Net Mortgage  Rate for such
Loan Group (but not less than 0.00%) per annum.

        Prepayment  Assumption:  With  respect to each Loan Group,  the  prepayment  assumption  to be used for determining  the  accrual  of  original  issue  discount  and  premium  and  market  discount  on  the  related
Certificates  for federal income tax purposes,  which assumes a prepayment rate equal to the product of (x) 75%
and (y) a  constant  prepayment  rate of 10.0%  per  annum of the then  outstanding  principal  balance  of the related  Mortgage Loans in the first month of the life of such Mortgage  Loans and an additional  approximately
1.272727% per annum in each month  thereafter  until the twelfth month,  and beginning in the twelfth month and in each month  thereafter  during the life of the related  Mortgage Loans, a constant  prepayment rate of 24.0%
per annum.

        Prepayment  Distribution  Percentage:  With  respect  to  any  Distribution  Date  and  each  Class  of
Subordinate  Certificates  and each Loan  Group,  under the  applicable  circumstances  set  forth  below,  the respective percentages set forth below:

        (i)    For any Distribution  Date prior to the Distribution  Date in April 2011 (unless the Certificate
               Principal  Balances  of the  related  Senior  Certificates  (other  than the  related  Class A-P
               Certificates), have been reduced to zero), 0%.

        (ii)   For any  Distribution  Date not discussed in clause (i) above on which any Class of  Subordinate
               Certificates are outstanding:

                      (a)    in the case of the Class of Subordinate  Certificates  then  outstanding  with the
               Highest  Priority  and each  other  Class of  Subordinate  Certificates  for which  the  related
               Prepayment Distribution Trigger has been satisfied, a fraction,  expressed as a percentage,  the numerator of which is the Certificate  Principal Balance of such Class immediately prior to such date and the denominator of which is the sum of the Certificate  Principal Balances  immediately prior to such  date of (1) the  Class of  Subordinate  Certificates  then  outstanding  with the
               Highest Priority and (2) all other Classes of Subordinate  Certificates for which the respective
               Prepayment Distribution Triggers have been satisfied; and

                      (b)    in the case of each other Class of Subordinate Certificates for which the
               Prepayment Distribution Triggers have not been satisfied, 0%; and

(iii)   Notwithstanding  the foregoing,  if the  application of the foregoing  percentages on any  Distribution
               Date as provided in Section 4.02 of this Series  Supplement  (determined  without  regard to the proviso to the  definition of  "Subordinate  Principal  Distribution  Amount") would result in a distribution  in respect of principal of any Class or Classes of Subordinate  Certificates in an
               amount  greater than the remaining  Certificate  Principal  Balance  thereof (any such class,  a
               "Maturing  Class"),  then:  (a) the  Prepayment  Distribution  Percentage of each Maturing Class shall be reduced to a level that,  when applied as described  above,  would  exactly  reduce the
               Certificate Principal Balance of such Class to zero; (b) the Prepayment  Distribution Percentage of each other Class of Subordinate  Certificates (any such Class, a "Non-Maturing  Class") shall be  recalculated  in  accordance  with  the  provisions  in  paragraph  (ii)  above,  as if  the
               Certificate  Principal  Balance of each Maturing Class had been reduced to zero (such percentage as recalculated,  the "Recalculated Percentage");  (c) the total amount of the reductions in the
               Prepayment  Distribution  Percentages of the Maturing Class or Classes pursuant to clause (a) of this sentence,  expressed as an aggregate percentage,  shall be allocated among the Non-Maturing
               Classes  in  proportion  to their  respective  Recalculated  Percentages  (the  portion  of such aggregate  reduction so allocated to any Non-Maturing Class, the "Adjustment  Percentage");  and
               (d) for purposes of such  Distribution  Date,  the  Prepayment  Distribution  Percentage of each
               Non-Maturing  Class  shall  be equal to the sum of (1) the  Prepayment  Distribution  Percentage
               thereof,  calculated  in  accordance  with the  provisions  in  paragraph  (ii)  above as if the
               Certificate  Principal Balance of each Maturing Class had not been reduced to zero, plus (2) the related Adjustment Percentage.

        Prepayment  Distribution  Trigger:  With respect to any Distribution  Date and any Class of Subordinate
Certificates  (other  than the  Class  M-1  Certificates),  a test  that  shall be  satisfied  if the  fraction
(expressed  as a  percentage)  equal to the sum of the  Certificate  Principal  Balances of such Class and each
Class  of  Subordinate  Certificates  with  a  Lower  Priority  than  such  Class  immediately  prior  to  such
Distribution  Date divided by the  aggregate  Stated  Principal  Balance of all of the  Mortgage  Loans (or REO
Properties)  immediately  prior to such  Distribution  Date is greater  than or equal to the sum of the Initial
Subordinate Class Percentages of such Class and each Class of Subordinate Certificates with a Lower Priority.

        Principal Only Certificates:  Any one of the Class I-A-P Certificates and Class II-A-P Certificates.

        Record Date:  With respect to each  Distribution  Date and each Class of  Certificates  (other than the
Adjustable Rate  Certificates  for so long as the Adjustable Rate  Certificates  are in book-entry  form),  the close of business on the last Business Day of the month  preceding the month in which the related  Distribution
Date occurs.  With respect to each  Distribution  Date and the Adjustable  Rate  Certificates  (so long as they are Book-Entry Certificates), the close of business on the Business Day prior to such Distribution Date

        Related Classes:  As to any  Uncertificated  REMIC II Regular Interest,  other than any  Uncertificated
REMIC II Regular  Interest Z, those classes of Certificates  identified as "Related Classes of Certificates" to such  Uncertificated  REMIC II Regular Interest in the definition of Uncertificated  REMIC II Regular Interest.
As to any  Uncertificated  REMIC II Regular  Interest Z, the Class A-V  Certificates or Subclass thereof issued pursuant to Section 5.01(c)  representing  the  Uncertificated  REMIC III Regular  Interest Z corresponding  to such Uncertificated REMIC II Regular Interest Z.

        REMIC I: The segregated pool of assets  (exclusive of the Yield Maintenance  Agreements,  which are not assets of any REMIC), with respect to which a REMIC election is to be made, consisting of:
               (i)    the Mortgage Loans and the related Mortgage Files,

               (ii)   all  payments  and  collections  in respect of the  Mortgage  Loans due after the Cut-off
                      Date (other than Monthly  Payments  due in the month of the Cut-off  Date) as shall be on deposit  in the  Custodial  Account  or in the  Certificate  Account  and  identified  as belonging to the Trust Fund,  including the proceeds from the  liquidation  of Additional
                      Collateral for any Additional  Collateral  Loan, but not including  amounts on deposit in the Initial Monthly Payment Fund,

               (iii)  property  which  secured a Mortgage  Loan and which has been  acquired for the benefit of the Certificateholders by foreclosure or deed in lieu of foreclosure,

               (iv)   the hazard  insurance  policies  and  Primary  Insurance  Policies,  if any,  the Pledged
                      Assets with respect to each Pledged Asset  Mortgage  Loan, and the interest in the Surety
                      Bond transferred to the Trustee pursuant to Section 2.01 herein, and

               (v)    all proceeds of clauses (i) through (iv) above.

        REMIC I Certificates:  The Class R-I Certificates.

        REMIC  I X  Principal  Reduction  Amounts:  For  any  Distribution  Date,  the  amounts  by  which  the
Uncertificated  Principal  Balances  of the  Uncertificated  REMIC I  Regular  Interests  X-I and X-II  will be reduced on such  Distribution  Date by the  allocation of Realized  Losses and the  distribution  of principal, determined as described in Appendix I.

        REMIC I X-I Principal  Distribution  Amount:  For any  Distribution  Date,  the excess,  if any, of the
REMIC I X-I Principal  Reduction  Amount for such  Distribution  Date over the Realized Losses allocated to the
Uncertificated  REMIC I Regular Interest X-I on such  Distribution  Date in reduction of the principal  balance thereof.

        REMIC  I  X-I  Principal   Reduction  Amount:  The  REMIC  I  X  Principal  Reduction  Amount  for  the
Uncertificated REMIC I Regular Interest X-I as determined pursuant to the provisions of Appendix I.

        REMIC I X-II Principal  Distribution  Amount:  For any  Distribution  Date, the excess,  if any, of the
REMIC I X-II Principal  Reduction Amount for such  Distribution  Date over the Realized Losses allocated to the
Uncertificated  REMIC I Regular Interest X-II on such  Distribution  Date in reduction of the principal balance thereof.

        REMIC  I  X-II  Principal  Reduction  Amount:  The  REMIC  I  X  Principal  Reduction  Amount  for  the
Uncertificated REMIC I Regular Interest X-II as determined pursuant to the provisions of Appendix I.

        REMIC  I Y  Principal  Reduction  Amounts:  For  any  Distribution  Date,  the  amounts  by  which  the
Uncertificated  Principal  Balances  of the  Uncertificated  REMIC I  Regular  Interests  Y-I and Y-II  will be reduced on such  Distribution  Date by the  allocation of Realized  Losses and the  distribution  of principal, which shall be in each case the excess of (A) the sum of (x) the excess of the  Available  Distribution  Amount for the related Loan Group (i.e. the "related Loan Group" for the  Uncertificated  REMIC I Regular Interest Y-I
are the Group I Loans,  the "related Loan Group" for the  Uncertificated  REMIC I Regular  Interest Y-II is the
Group II Loans) over the sum of the amounts  thereof  distributable  (i) in respect of  Uncertificated  Accrued
Interest on such  regular  interest,  the  related  Uncertificated  REMIC I Regular  Interest  X-I or X-II,  as
applicable,  and the Uncertificated  REMIC I Regular Interests Z relating to Mortgage Loans in the related Loan
Group(s),  (ii) to the Uncertificated  REMIC I Regular Interests pursuant to clause (C)(1) of the definition of
"Uncertificated REMIC I Distribution  Amount",  (iii) to the Uncertificated REMIC I Regular Interest A-P-L, and
(iv) in the case of the  Group I Loans  and the Group II  Loans,  to the  Class  R-I  Certificates  and (y) the
amount of  Realized  Losses  allocable  to  principal  for the  related  Loan  Group(s)  over (B) the REMIC I X
Principal Reduction Amount for the related Loan Group.

        REMIC I Y-I Principal  Distribution  Amount:  For any  Distribution  Date,  the excess,  if any, of the
REMIC I Y-I Principal  Reduction  Amount for such  Distribution  Date over the Realized Losses allocated to the
Uncertificated  REMIC I Regular Interest Y-I on such  Distribution  Date in reduction of the principal  balance thereof.

        REMIC  I  Y-I  Principal   Reduction  Amount:  The  REMIC  I  Y  Principal  Reduction  Amount  for  the
Uncertificated REMIC I Regular Interest Y-I as determined pursuant to the provisions of Appendix I.

        REMIC I Y-II Principal  Distribution  Amount:  For any  Distribution  Date, the excess,  if any, of the
REMIC I Y-II Principal  Reduction Amount for such  Distribution  Date over the Realized Losses allocated to the
Uncertificated  REMIC I Regular Interest Y-II on such  Distribution  Date in reduction of the principal balance thereof.

        REMIC  I  Y-II  Principal  Reduction  Amount:  The  REMIC  I  Y  Principal  Reduction  Amount  for  the
Uncertificated REMIC I Regular Interest Y-II as determined pursuant to the provisions of Appendix I.

        REMIC II: The segregated pool of assets  consisting of the  Uncertificated  REMIC I Regular  Interests,
with respect to which a separate REMIC election is to be made.

        REMIC II Certificates:  The Class R-II Certificates.

        REMIC III: The segregated pool of assets  consisting of the  Uncertificated  REMIC II Regular Interests
conveyed in trust to the Trustee for the benefit of the holders of each Class of  Certificates  (other than the
Class R-I  Certificates  and the Class R-II  Certificates)  pursuant to Section  2.06,  with respect to which a separate REMIC election is to be made.

        REMIC III  Certificates:  Any Class of  Certificates  (other  than the Class R-I  Certificates  and the
Class R-II Certificates).

        Senior Accelerated  Distribution  Percentage:  With respect to any Loan Group and any Distribution Date occurring on or prior to the 60th  Distribution  Date, 100%. With respect to any  Distribution  Date thereafter and such Loan Group as follows:

(i)     for any Distribution  Date after the 60th  Distribution  Date but on or prior to the 72nd  Distribution
        Date, the related  Senior  Percentage for such  Distribution  Date plus 70% of the related  Subordinate
        Percentage for such Distribution Date;

(ii)    for any Distribution  Date after the 72nd  Distribution  Date but on or prior to the 84th  Distribution
        Date, the related  Senior  Percentage for such  Distribution  Date plus 60% of the related  Subordinate
        Percentage for such Distribution Date;

(iii)   for any Distribution  Date after the 84th  Distribution  Date but on or prior to the 96th  Distribution
        Date, the related  Senior  Percentage for such  Distribution  Date plus 40% of the related  Subordinate
        Percentage for such Distribution Date;

(iv)    for any Distribution Date after the 96th  Distribution  Date but on or prior to the 108th  Distribution
        Date, the related  Senior  Percentage for such  Distribution  Date plus 20% of the related  Subordinate
        Percentage for such Distribution Date; and

(v)     for any Distribution Date thereafter, the related Senior Percentage for such Distribution Date;

provided, however,

        (i) that any scheduled reduction to the Senior Accelerated  Distribution Percentage described above for either Loan Group shall not occur as of any Distribution Date unless either:

               (a)(1)(X)  the  outstanding  principal  balance  of the  Mortgage  Loans  in  both  Loan  Groups delinquent 60 days or more (including Mortgage Loans which are in foreclosure,  have been foreclosed or otherwise  liquidated,  or with respect to which the Mortgagor is in  bankruptcy  and any REO Property)
        averaged over the last six months, as a percentage of the aggregate  outstanding  Certificate Principal
        Balance of the Subordinate  Certificates,  is less than 50% or (Y) the outstanding principal balance of
        Mortgage Loans in both Loan Groups  delinquent 60 days or more  (including  Mortgage Loans which are in foreclosure,  have been foreclosed or otherwise  liquidated,  or with respect to which the Mortgagor is in  bankruptcy  and any REO  Property)  averaged  over the  last six  months,  as a  percentage  of the aggregate  outstanding  principal  balance of all Mortgage Loans in the both Loan Groups  averaged over the last six months,  does not exceed 2% and (2)  Realized  Losses on the  Mortgage  Loans in both Loan
        Groups to date for such  Distribution  Date if occurring during the sixth,  seventh,  eighth,  ninth or tenth year (or any year  thereafter)  after the Closing Date are less than 30%,  35%,  40%, 45% or 50%,
        respectively,   of  the  sum  of  the  Initial  Certificate   Principal  Balances  of  the  Subordinate
        Certificates; or

               (b)(1) the  outstanding  principal  balance of Mortgage Loans in both Loan Groups  delinquent 60 days or more  (including  Mortgage Loans which are in  foreclosure,  have been  foreclosed or otherwise liquidated,  or with respect to which the  Mortgagor is in bankruptcy  and any REO  Property)  averaged over the last six  months,  as a  percentage  of the  aggregate  outstanding  principal  balance of all
        Mortgage  Loans  averaged over the last six months,  does not exceed 4% and (2) Realized  Losses on the
        Mortgage Loans in both Loan Groups to date for such  Distribution  Date, if occurring during the sixth, seventh,  eighth,  ninth or tenth year (or any year  thereafter)  after the Closing  Date are less than
        10%, 15%, 20%, 25% or 30%,  respectively,  of the sum of the Initial Certificate  Principal Balances of
        the Subordinate Certificates; and

        (ii) that for any Distribution  Date on which the related Senior Percentage is greater than the related
Senior  Percentage as of the Closing Date,  the related  Senior  Accelerated  Distribution  Percentage for such
Distribution Date shall be 100%.

        Notwithstanding the foregoing,  upon the reduction of the Certificate  Principal Balances of the Senior
Certificates  related to a Loan Group  (other than the related  Class A-P  Certificates,  if any) to zero,  the related Senior Accelerated Distribution Percentage shall thereafter be 0%.

        Senior  Certificate:  Any one of the  Group I Senior  Certificates  or Group  II  Senior  Certificates,
executed by the Trustee and  authenticated  by the Certificate  Registrar  substantially in the form annexed to the Standard Terms as Exhibit A and Exhibit D.

        Senior Interest  Distribution  Amount: With respect to any Distribution Date and Loan Group, the amount of Accrued  Certificate  Interest required to be distributed from the related Available  Distribution Amount to the Holders of the related Senior Certificates for that Distribution Date.

        Senior Percentage:  The Class I-A Percentage or Class II-A Percentage, as applicable.

        Senior Principal  Distribution  Amount: With respect to any Distribution Date and Loan Group the lesser of (a) the balance of the  related  Available  Distribution  Amount  remaining  after the  distribution  of all amounts  required to be  distributed  therefrom  pursuant  to Section  4.02(a)(i)  and  Section  4.02(a)(ii)(X)
(excluding  any  amount  distributable  pursuant  to  clause  (E) of the  definition  of "Class  A-P  Principal
Distribution   Amount"),   and  (b)  the  sum  of  the  amounts  required  to  be  distributed  to  the  Senior
Certificateholders  of the related  Certificate Group,  other than the related Class A-P Certificates,  on such
Distribution Date pursuant to Sections 4.02(a)(ii)(Y), 4.02(a)(xvi) and 4.02(a)(xvii).

        Senior Support Certificates:  Any of the Class I-A-17 Certificates.

        Sharia Mortgage Loan: A declining  balance  co-ownership  transaction,  structured so as to comply with
Islamic religious law.

        Sharia Mortgage Loan Co-Ownership  Agreement:  The agreement that defines the relationship  between the consumer and co-owner  and the  parties'  respective  rights  under a Sharia  Mortgage  Loan,  including  their respective rights with respect to the indicia of ownership of the related Mortgaged Property.

        Sharia  Mortgage  Loan  Security  Instrument:  The mortgage,  security  instrument or other  comparable instrument  creating a first lien on an estate in fee simple or leasehold  interest in real  property  securing an Obligation to Pay.

        Subordinate  Certificate:  Any one of the Class M  Certificates  or Class B-1,  Class B-2 and Class B-3
Certificates,  executed by the Trustee and  authenticated  by the Certificate  Registrar  substantially  in the form annexed hereto as Exhibit B and Exhibit C, respectively.

        Subordinate  Class  Percentage:  With  respect to any  Distribution  Date and any Class of  Subordinate
Certificates,  a fraction,  expressed as a  percentage,  the  numerator of which is the  aggregate  Certificate
Principal  Balance  of  such  Class  of  Subordinate  Certificates  immediately  prior  to  such  date  and the denominator  of  which  is the  aggregate  Stated  Principal  Balance  of all of the  Mortgage  Loans  (or  REO
Properties)  (other than the  Discount  Fraction of each  Discount  Mortgage  Loan)  immediately  prior to such
Distribution Date.

        Subordinate  Percentage:  With respect to any Loan Group, as of any date of  determination a percentage equal to 100% minus the related Senior Percentage as of that date.

        Subordinate  Principal  Distribution  Amount:  With respect to any Distribution Date and Loan Group and each Class of Subordinate  Certificates,  (a) the sum of the following:  (i) such Class's pro rata share, based on the  Certificate  Principal  Balance of each Class of  Subordinate  Certificates  then  outstanding,  of the aggregate  of the amounts  calculated  (without  giving  effect to the  related  Senior  Percentages)  for such
Distribution  Date for the related Loan Group under  clauses (1), (2) and (3) of Section  4.02(a)(ii)(Y)(A)  to the extent not payable to the  related  Senior  Certificates;  (ii) such  Class's pro rata share,  based on the
Certificate  Principal Balance of each Class of Subordinate  Certificates  then  outstanding,  of the principal collections  described in Section  4.02(a)(ii)(Y)(B)(b)  for the related Loan Group  (without  giving effect to the related Senior  Accelerated  Distribution  Percentages)  to the extent such  collections  are not otherwise distributed to the related Senior  Certificates;  (iii) the product of (x) the related Prepayment  Distribution
Percentage  and (y) the  aggregate of all  Principal  Prepayments  in Full  received in the related  Prepayment
Period and  Curtailments  received in the preceding  calendar  month for the related Loan Group (other than the related  Discount  Fraction of such Principal  Prepayments in Full and  Curtailments  with respect to a related
Discount  Mortgage  Loan) to the extent not payable to the related Senior  Certificates;  (iv) if such Class is the Class of Subordinate  Certificates  with the Highest  Priority,  any related Excess  Subordinate  Principal
Amount for the related Loan Group for such Distribution Date not paid to the related Senior  Certificates;  and
(v) any amounts  described in clauses (i), (ii) and (iii) as  determined  for any previous  Distribution  Date, that remain  undistributed  to the extent that such amounts are not  attributable to Realized Losses which have been  allocated to a Class of  Subordinate  Certificates  minus (b) the sum of (i) with respect to the Class of
Subordinate  Certificates with the Lowest Priority,  any related Excess  Subordinate  Principal Amount for such
Distribution  Date;  and  (ii)  the  related  Capitalization  Reimbursement  Amount  for such  Loan  Group  and
Distribution  Date,  other than the related  Discount  Fraction  of any portion of that amount  related to each related  Discount  Mortgage Loan in the related Loan Group,  multiplied  by a fraction,  the numerator of which is the Subordinate  Principal  Distribution Amount for such Class of Subordinate  Certificates,  without giving effect to this clause (b)(ii),  and the denominator of which is the sum of the principal  distribution  amounts for all  Classes  of  Certificates  (other  than the  Class A-P  Certificates),  without  giving  effect to any reductions for the Capitalization Reimbursement Amount.

        Super Senior  Certificates:  Any of the Class I-A-1,  Class I-A-4,  Class I-A-7,  Class I-A-8 and Class
I-A-10 Certificates.

        Uncertificated   Accrued  Interest:   With  respect  to  each   Distribution   Date,  (i)  as  to  each
Uncertificated  REMIC I Regular Interest other than each  Uncertificated  REMIC I Regular Interest Z, an amount equal to one month's interest at the related Uncertificated  Pass-Through Rate on the Uncertificated  Principal
Balance  of such  Uncertificated  REMIC I Regular  Interest,  (ii) as to each  Uncertificated  REMIC II Regular
Interest other than each  Uncertificated  REMIC II Regular  Interest Z, an amount equal to the aggregate amount of Accrued  Certificate  Interest  that would result under the terms of the  definition  thereof on the Related
Classes of Certificates  (excluding any Interest Only  Certificates) if the  Pass-Through  Rate on such Classes were equal to the Uncertificated  Pass-Through Rate on such Uncertificated  REMIC II Regular Interest and (iii)
as to each  Uncertificated  REMIC I  Regular  Interest  Z,  Uncertificated  REMIC  II  Regular  Interest  Z and
Uncertificated  REMIC III Regular  Interest Z, an amount  equal to one month's  interest at the Pool Strip Rate of the  related  Mortgage  Loan on the  principal  balance  of  such  Mortgage  Loan  reduced  by such  regular interest's  pro-rata share of any prepayment  interest  shortfalls or other reductions of interest allocable to the related Class A-V Certificates.

        Uncertificated  Pass-Through  Rate:  With  respect  to  each  of the  Uncertificated  REMIC  I  Regular
Interests,  other than the  Uncertificated  REMIC I Regular  Interests  Z, the per annum rate  specified in the definition of Uncertificated  REMIC I Regular Interests.  With respect to each of the  Uncertificated  REMIC II
Regular  Interests,  other than the  Uncertificated  REMIC II Regular Interests Z, the per annum rate specified in the definition of Uncertificated  REMIC II Regular Interests.  With respect to each  Uncertificated  REMIC I
Regular  Interest  Z,  Uncertificated  REMIC II Regular  Interest Z and each  Uncertificated  REMIC III Regular
Interest Z, the Pool Strip Rate for the related Mortgage Loan.

        Uncertificated  Principal Balance:  With respect to each  Uncertificated  REMIC I Regular Interest,  as defined in the  definition of  Uncertificated  REMIC I Regular  Interest.  With respect to each  Uncertificated
REMIC II Regular Interest, as defined in the definition of Uncertificated REMIC II Regular Interest.

        Uncertificated  REMIC I Distribution  Amount:  For any  Distribution  Date, the Available  Distribution
Amount shall be distributed to the  Uncertificated  REMIC I Regular Interests and the Class R-I Certificates in
the following amounts and priority:

(A)     To the extent of the Available Distribution Amount for Loan Group I:

(1)     first, to the Uncertificated REMIC I Regular Interests Z1, Uncertificated  Accrued Interest thereon for such  Distribution  Date, plus any  Uncertificated  Accrued  Interest  thereon  remaining unpaid from any previous Distribution Date;

(2)     second,  to the  Uncertificated  REMIC I Regular  Interest  I-A-P-L,  an amount equal to the sum of the
                      Class A-P Principal Distribution Amounts for Loan Group I;

(3)     third,  to the  Uncertificated  REMIC I Regular  Interests X-I and Y-I and the Class R-I  Certificates,
                      concurrently,  the  Uncertificated  Accrued  Interest for such regular  interests and the
                      Accrued  Certificate  Interest  for such  Certificates  remaining  unpaid  from  previous
                      Distribution  Dates,  pro  rata  according  to their  respective  shares  of such  unpaid amounts;

(4)     fourth,  to the  Uncertificated  REMIC I Regular  Interests X-I and Y-I and the Class R-I Certificates,
                      concurrently,  the  Uncertificated  Accrued  Interest for such  regular  interests or the
                      Accrued  Certificate  Interest for such Certificates for the current  Distribution  Date, pro rata according to their respective shares of such amounts; and

(5)     fifth, to the Uncertificated REMIC I Regular Interests X-I and Y-I and the Class R-I Certificates,  the
                      REMIC  I X-I  Principal  Distribution  Amount,  the  REMIC I Y-I  Principal  Distribution
                      Amount and the Class R-I Certificate principal distribution amount, respectively.

(B)     To the extent of the Available Distribution Amount for Loan Group II:

(1)     first, to the Uncertificated REMIC I Regular Interests Z2, Uncertificated  Accrued Interest thereon for such  Distribution  Date, plus any  Uncertificated  Accrued  Interest  thereon  remaining unpaid from any previous Distribution Date;

(2)     second,  to the  Uncertificated  REMIC I Regular Interest  II-A-P-L,  an amount equal to the sum of the
                      Class A-P Principal Distribution Amounts for Loan Group II;

(3)     third, to the Uncertificated REMIC I Regular Interests X-II and Y-II, concurrently,  the Uncertificated
                      Accrued Interest  thereon  remaining  unpaid from previous  Distribution  Dates, pro rata according to their respective shares of such unpaid amounts;

(4)     fourth,  to  the  Uncertificated   REMIC  I  Regular  Interests  X-II  and  Y-II,   concurrently,   the
                      Uncertificated  Accrued  Interest  thereon for the current  Distribution  Date,  pro rata according to their respective shares of such amounts; and

(5)     fifth,  to the  Uncertificated  REMIC I Regular  Interests  X-II and Y-II,  the REMIC I X-II  Principal
                      Distribution Amount and the REMIC I Y-II Principal Distribution Amount, respectively.

(C)     To the extent of the  Available  Distribution  Amounts for Loan  Groups I and II for such  Distribution
               Date  remaining  after  payment  of the  amounts  pursuant  to  paragraphs  (A)  and (B) of this definition of "Uncertificated REMIC I Distribution Amount":

(1)     first,  to  each  Uncertificated  REMIC I  Regular  Interest,  pro  rata  according  to the  amount  of unreimbursed  Realized Losses  allocable to principal  previously  allocated to each such regular  interest,  the aggregate  amount of any  distributions  to the  Certificates  as reimbursement  of such  Realized  Losses on such  Distribution  Date  pursuant to Section
                      4.02(e);  provided,  however,  that any amounts  distributed  pursuant to this  paragraph
                      (C)(1) of this  definition  of  "Uncertificated  REMIC I  Distribution  Amount" shall not cause a reduction in the  Uncertificated  Principal Balances of any of the Uncertificated
                      REMIC I Regular Interests; and

(2)     second, to the Class R-I Certificates, any remaining amount.

        On each  Distribution Date the Trustee shall be deemed to distribute from REMIC II, in the priority set forth in the  definition  of the  Uncertificated  REMIC II  Distribution  Amount to itself as the holder of the
Uncertificated  REMIC II Regular  Interests and to the holders of the Class R-II Certificates as the holders of the  residual  interest  in REMIC II the amounts  distributable  thereon  from the amounts  deemed to have been received by REMIC II from REMIC I under this definition.

        Uncertificated  REMIC I Regular  Interests:  The  Uncertificated  REMIC I Regular  Interests Z together with the  interests  identified  in the table  below,  each  representing  an  undivided  beneficial  ownership interest in REMIC I, and having the following characteristics:

        1.      The  principal  balance  from  time to time of each  Uncertificated  REMIC I  Regular  Interest identified in the table below shall be the amount  identified as the Initial  Principal Balance thereof in such table,  minus the sum of (x) the  aggregate  of all amounts  previously  deemed distributed  with respect to such interest and applied to reduce the  Uncertificated  Principal
                Balance  thereof  pursuant to Section  10.04(a)  and (y) the  aggregate  of all  reductions  in
                Certificate  Principal  Balance deemed to have occurred in connection with Realized Losses that
                were  previously   deemed   allocated  to  the   Uncertificated   Principal   Balance  of  such
                Uncertificated REMIC I Regular Interest pursuant to Section 10.04(e).

        2.      The  Uncertificated  Pass-Through  Rate  for  each  Uncertificated  REMIC  I  Regular  Interest identified  in the table below shall be the per annum rate set forth in the  Pass-Through  Rate column of such table.

        3.      The Uncertificated  REMIC I Distribution Amount for each REMIC I Regular Interest identified in the table  below  shall be, for any  Distribution  Date,  the amount  deemed  distributed  with respect to such  Uncertificated  REMIC I Regular Interest on such Distribution Date pursuant to the provisions of Section 10.04(a).

-------------------------------------------- ------------------- --------------------------------
  Uncertificated REMIC I Regular Interest    Pass-Through Rate      Initial Principal Balance
-------------------------------------------- ------------------- --------------------------------
-------------------------------------------- ------------------- --------------------------------
                    X-I                            6.25%                      $214,125.20
-------------------------------------------- ------------------- --------------------------------
-------------------------------------------- ------------------- --------------------------------
                   X-II                            7.00%                       $54,450.92
-------------------------------------------- ------------------- --------------------------------
-------------------------------------------- ------------------- --------------------------------
                    Y-I                            6.25%                  $429,783,091.58
-------------------------------------------- ------------------- --------------------------------
-------------------------------------------- ------------------- --------------------------------
                   Y-II                            7.00%                  $108,847,390.63
-------------------------------------------- ------------------- --------------------------------
-------------------------------------------- ------------------- --------------------------------
                  I-A-P-L                          0.00%                      $622,408.08
-------------------------------------------- ------------------- --------------------------------
-------------------------------------------- ------------------- --------------------------------
                 II-A-P-L                          0.00%                      $595,890.77
-------------------------------------------- ------------------- --------------------------------

        Uncertificated  REMIC II Regular Interests:  The  Uncertificated  REMIC II Regular Interests Z together with the  interests  identified  in the table  below,  each  representing  an  undivided  beneficial  ownership interest in REMIC II, and having the following characteristics:

        1.      The  principal  balance  from time to time of each  Uncertificated  REMIC II  Regular  Interest identified in the table below shall be the amount  identified as the Initial  Principal Balance thereof in such table,  minus the sum of (x) the  aggregate  of all amounts  previously  deemed distributed  with respect to such interest and applied to reduce the  Uncertificated  Principal
                Balance  thereof  pursuant to Section  10.04(b)(ii)  and (y) the aggregate of all reductions in
                Certificate  Principal  Balance deemed to have occurred in connection with Realized Losses that
                were  previously   deemed   allocated  to  the   Uncertificated   Principal   Balance  of  such
                Uncertificated  REMIC II Regular  Interest  pursuant  to  Section  10.04(e),  which  equals the aggregate  principal  balance of the  Classes  of  Certificates  identified  as related to such
                Uncertificated REMIC II Regular Interest in such table.

        2.      The  Uncertificated  Pass-Through  Rate  for each  Uncertificated  REMIC  II  Regular  Interest identified  in the table below shall be the per annum rate set forth in the  Pass-Through  Rate column of such table.

        3.      The Uncertificated  REMIC II Distribution  Amount for each REMIC II Regular Interest identified in the table below shall be, for any  Distribution  Date,  the amount deemed  distributed  with respect to such Uncertificated  REMIC II Regular Interest on such Distribution Date pursuant to the provisions of Section 10.04(b).

----------------------- --------------------------------- ------------------ --------------------
 Uncertificated REMIC   Related Classes of Certificates   Pass-Through Rate   Initial Principal
 II Regular Interest                                                               Balance
----------------------- --------------------------------- ------------------ --------------------
----------------------- --------------------------------- ------------------ --------------------
          R             Class I-A-1, Class I-A-2                6.00%             $60,000,000.00
----------------------- --------------------------------- ------------------ --------------------
----------------------- --------------------------------- ------------------ --------------------
          S             Class I-A-3, Class I-A-4, Class         6.00%            $134,046,650.00
                        I-A-7, Class I-A-12, Class
                        I-A-17
----------------------- --------------------------------- ------------------ --------------------
----------------------- --------------------------------- ------------------ --------------------
          T             Class I-A-5, Class I-A-6                6.00%             $25,000,000.00
----------------------- --------------------------------- ------------------ --------------------
----------------------- --------------------------------- ------------------ --------------------
          U             Class I-A-8, Class I-A-9, Class         6.50%             $77,500,000.00
                        I-A-16
----------------------- --------------------------------- ------------------ --------------------
----------------------- --------------------------------- ------------------ --------------------
          V             Class I-A-10, Class I-A-11              6.50%             $45,801,650.00
----------------------- --------------------------------- ------------------ --------------------
----------------------- --------------------------------- ------------------ --------------------
          W             Class I-A-13, Class I-A-14              6.00%             $20,000,000.00
----------------------- --------------------------------- ------------------ --------------------
----------------------- --------------------------------- ------------------ --------------------
       I-A-P-M          Class I-A-P                             0.00%                $622,408.08
----------------------- --------------------------------- ------------------ --------------------
----------------------- --------------------------------- ------------------ --------------------
       II-A-P-M         Class II-A-P                            0.00%                $595,890.77
----------------------- --------------------------------- ------------------ --------------------
----------------------- --------------------------------- ------------------ --------------------
          X             Class I-A-15, Class II-A-1,             7.00%            $140,091,800.00
                        Class R-III
----------------------- --------------------------------- ------------------ --------------------
----------------------- --------------------------------- ------------------ --------------------
          Y             Class M-1, Class M-2, Class       The weighted            $36,458,859.33
                        M-3, Class B-1, Class B-2,        average of the
                        Class B-3                         Uncertificated
                                                          Pass-Through
                                                          Rates for
                                                          Uncertificated
                                                          REMIC I Regular
                                                          Interests X-I
                                                          and X-II
----------------------- --------------------------------- ------------------ --------------------

        Uncertificated  REMIC I Regular  Interests Z: Each of the  Uncertificated  REMIC I Regular Interests Z1
and Uncertificated REMIC I Regular Interests Z2.

         Uncertificated  REMIC I Regular  Interests  Z1:  Each of the 1,944  uncertificated  partial  undivided beneficial  ownership  interests  in REMIC I,  numbered  sequentially  from 1 to 1,944,  each  relating  to the particular  Mortgage Loan in Loan Group I identified by such  sequential  number on the Mortgage Loan Schedule, each having no principal  balance,  and each bearing  interest at the respective  Pool Strip Rate on the Stated
Principal Balance of the related Mortgage Loan.

        Uncertificated  REMIC  I  Regular  Interests  Z2:  Each  of the 464  uncertificated  partial  undivided beneficial  ownership  interests  in  REMIC  I,  numbered  sequentially  from 1 to 464,  each  relating  to the particular  Mortgage Loan in Loan Group II identified by such sequential  number on the Mortgage Loan Schedule, each having no principal  balance,  and each bearing  interest at the respective  Pool Strip Rate on the Stated
Principal Balance of the related Mortgage Loan.

        Uncertificated  REMIC II Regular Interests Z: Each of the Uncertificated  REMIC II Regular Interests Z1
and Uncertificated REMIC II Regular Interests Z2.

        Uncertificated  REMIC II Regular  Interests  Z1:  Each of the 1,944  uncertificated  partial  undivided beneficial  ownership  interests  in REMIC II  numbered  sequentially  from 1 to 1,944,  each  relating  to the identically  numbered  Uncertificated  REMIC I Regular Interests Z1, each having no principal balance, and each bearing  interest at the respective  Pool Strip Rate on the Stated  Principal  Balance of the related  Mortgage
Loan.

        Uncertificated  REMIC  II  Regular  Interests  Z2:  Each of the 464  uncertificated  partial  undivided beneficial  ownership  interests  in  REMIC  II  numbered  sequentially  from 1 to 464,  each  relating  to the identically  numbered  Uncertificated  REMIC I Regular Interests Z2, each having no principal balance, and each bearing  interest at the respective  Pool Strip Rate on the Stated  Principal  Balance of the related  Mortgage
Loan.

        Uncertificated  REMIC II Regular  Interests Z  Distribution  Amount:  With respect to any  Distribution
Date, the sum of the amounts deemed to be distributed on the  Uncertificated  REMIC II Regular  Interests Z for
such Distribution Date pursuant to Section 10.04.

        Uncertificated  REMIC II Regular Interest  Distribution  Amounts:  With respect to each  Uncertificated
REMIC II Regular  Interest,  other than the  Uncertificated  REMIC II Regular Interests Z, the amount specified as the Uncertificated  REMIC II Regular Interest  Distribution Amount with respect thereto in the definition of
Uncertificated  REMIC II Regular Interests.  With respect to the  Uncertificated  REMIC II Regular Interests Z,
the Uncertificated REMIC II Regular Interests Z Distribution Amount.

        Uncertificated  REMIC III Regular Interests Z: Each of the  Uncertificated  REMIC III Regular Interests
Z1 and Uncertificated REMIC III Regular Interests Z2.

        Uncertificated  REMIC III Regular  Interests  Z1: Each of the 1,944  uncertificated  partial  undivided beneficial  ownership  interests in REMIC III numbered  sequentially from 1 through 1,944, each relating to the identically  numbered  Uncertificated  REMIC II Regular  Interests  Z1,  each having no  principal  balance and bearing  interest  at a rate  equal to the  related  Pool Strip  Rate on the  Stated  Principal  Balance of the
Mortgage Loan related to the  identically  numbered  Uncertificated  REMIC I Regular  Interests Z1,  comprising such  Uncertificated  REMIC III Regular  Interests  Z1's pro rata share of the amount  distributed  pursuant to
Section 10.04(a).

        Uncertificated  REMIC III  Regular  Interests  Z2:  Each of the 464  uncertificated  partial  undivided beneficial  ownership  interests in REMIC III numbered  sequentially  from 1 through 464,  each relating to the identically  numbered  Uncertificated  REMIC II Regular  Interests  Z2,  each having no  principal  balance and bearing  interest  at a rate  equal to the  related  Pool Strip  Rate on the  Stated  Principal  Balance of the
Mortgage Loan related to the  identically  numbered  Uncertificated  REMIC I Regular  Interests Z2,  comprising such  Uncertificated  REMIC III Regular  Interests  Z2's pro rata share of the amount  distributed  pursuant to
Section 10.04(a).

        Uncertificated  REMIC III Regular  Interests Z Distribution  Amount:  With respect to any  Distribution
Date, the sum of the amounts deemed to be distributed on the  Uncertificated  REMIC III Regular Interests Z for
such Distribution Date pursuant to Section 10.04.

        Undercollateralized  Amount:  With respect any Certificate  Group and Distribution  Date, the excess of
(i) the aggregate  Certificate  Principal  Balance of such  Certificate  Group over (ii) the  aggregate  Stated
Principal  Balance  of the  Mortgage  Loans  in the  related  Loan  Group,  in  each  case  calculated  on such
Distribution  Date  after  giving  effect  to  distributions  to be made  thereon  (other  than  amounts  to be distributed pursuant to Section 4.02(n) on such Distribution Date).

        Undercollateralized  Certificate  Group:  With respect any Distribution  Date, a Certificate  Group for which the related Undercollateralized Amount exceeds zero.

        Underwriters:  Deutsche Bank Securities Inc. and Residential Funding Securities, LLC.

        Yield Maintenance  Agreement:  Each of the Class I-A-1 Yield Maintenance  Agreement,  Class I-A-5 Yield
Maintenance  Agreement,  Class I-A-8 and Class  I-A-16  Yield  Maintenance  Agreement  and Class  I-A-13  Yield
Maintenance Agreement

        Yield  Maintenance  Agreement  Provider:  The Bank of New York,  and its  successors and assigns or any party to any replacement, substitute, collateral or other arrangement in lieu thereof.

        Yield Maintenance  Payment:  For any Distribution  Date, the payment,  if any, due under the applicable
Yield Maintenance Agreement in respect of such Distribution Date.

Section  1.02         Use of Words and Phrases.

        "Herein," "hereby,"  "hereunder,"  "hereof,"  "hereinbefore,"  "hereinafter" and other equivalent words refer to the Pooling and  Servicing  Agreement  as a whole.  All  references  herein to  Articles,  Sections or
Subsections  shall mean the  corresponding  Articles,  Sections and  Subsections  in the Pooling and  Servicing
Agreement.  The definitions set forth herein include both the singular and the plural.

        References in the Pooling and Servicing  Agreement to  "interest"  on and  "principal"  of the Mortgage
Loans  shall  mean,  with  respect to the  Sharia  Mortgage  Loans,  amounts in  respect  profit  payments  and acquisition payments, respectively.

               Section 1.03. Determination of LIBOR.

        LIBOR applicable to the calculation of the Pass-Through  Rates on the Adjustable Rate  Certificates for
any Interest  Accrual Period (other than the initial  Interest  Accrual Period) will be determined as described below:

        On each  Distribution  Date,  LIBOR shall be established by the Trustee and, as to any Interest Accrual
Period,  will equal the rate for one month United States dollar  deposits that appears on Telerate  Screen Page
3750 of the  Moneyline  Telerate  Capital  Markets  Report as of 11:00 a.m.,  London time,  on the second LIBOR
Business Day prior to the first day of such Interest Accrual Period ("LIBOR Rate Adjustment  Date").  "Telerate
Screen Page 3750"  means the display  designated  as page 3750 on the  Telerate  Service (or such other page as may replace page 3750 on that service for the purpose of  displaying  London  interbank  offered rates of major banks).  If such  rate  does not  appear  on such page (or such  other  page as may  replace  that page on that service,  or if such service is no longer offered,  any other service for displaying  LIBOR or comparable rates as may be  selected  by the  Trustee  after  consultation  with the  Master  Servicer),  the  rate  will be the
Reference Bank Rate.  The "Reference  Bank Rate" will be determined on the basis of the rates at which deposits in U.S.  Dollars are offered by the  reference  banks (which shall be any three major banks that are engaged in transactions  in the London  interbank  market,  selected by the  Trustee  after  consultation  with the Master
Servicer) as of 11:00 a.m.,  London time,  on the day that is one LIBOR  Business Day prior to the  immediately preceding  Distribution  Date to prime  banks in the  London  interbank  market  for a period  of one  month in
amounts   approximately  equal  to  the  aggregate   Certificate  Principal  Balance  of  the  Adjustable  Rate
Certificates  then  outstanding.  The Trustee will request the principal London office of each of the reference banks to provide a quotation of its rate. If at least two such  quotations  are provided,  the rate will be the arithmetic  mean of the  quotations  rounded up to the next  multiple of 1/16%.  If on such date fewer than two quotations are provided as requested,  the rate will be the arithmetic  mean of the rates quoted by one or more major banks in New York City,  selected by the  Trustee  after  consultation  with the Master  Servicer,  as of
11:00 a.m., New York City time, on such date for loans in U.S.  Dollars to leading  European banks for a period of one month in amounts  approximately equal to the aggregate  Certificate  Principal Balance of the Adjustable
Rate  Certificates  then  outstanding.  If no such  quotations can be obtained,  the rate will be LIBOR for the prior  Distribution  Date, or, in the case of the first LIBOR Rate Adjustment Date, 5.30% per annum;  provided, however,  if, under the priorities  described above,  LIBOR for a Distribution Date would be based on LIBOR for the  previous  Distribution  Date for the  third  consecutive  Distribution  Date,  the  Trustee  shall,  after consultation  with the Master Servicer,  select an alternative  comparable index (over which the Trustee has no control),  used for  determining  one-month  Eurodollar  lending  rates that is  calculated  and  published (or otherwise  made  available)  by an  independent  party.  "LIBOR  Business  Day"  means any day other than (i) a
Saturday or a Sunday or (ii) a day on which banking  institutions  in the city of London,  England are required or authorized by law to be closed.

        The  establishment of LIBOR by the Trustee on any LIBOR Rate Adjustment Date and the Master  Servicer's
subsequent  calculation of the Pass-Through  Rates  applicable to each of the Adjustable Rate  Certificates for the relevant Interest Accrual Period, in the absence of manifest error, will be final and binding.

        Promptly  following each LIBOR Rate  Adjustment  Date the Trustee shall supply the Master Servicer with the  results  of  its  determination  of  LIBOR  on  such  date.  Furthermore,  the  Trustee  will  supply  the
Pass-Through  Rates on each of the Adjustable Rate  Certificates for the current and the immediately  preceding
Interest  Accrual Period via the Trustee's  website,  which may be obtained by telephoning the Trustee at (800)
735-7777.

                                                  ARTICLE II

                                         CONVEYANCE OF MORTGAGE LOANS;
                                       ORIGINAL ISSUANCE OF CERTIFICATES

Section  2.01         Conveyance of Mortgage Loans.

        (a)    (See Section 2.01(a) of the Standard Terms).

        (b)    In  connection  with such  assignment,  except as set forth in Section  2.01(c)  and  subject to
Section 2.01(d) below,  the Company does hereby deliver to, and deposit with, the Trustee,  or to the Custodian on behalf of the Trustee,  the  following  documents  or  instruments  (or copies  thereof as permitted by this
Section)  (I) with  respect to each  Mortgage  Loan so  assigned  (other  than a  Cooperative  Loan or a Sharia
Mortgage Loan):

               (i)    The original  Mortgage Note,  endorsed  without  recourse in blank or to the order of the
        Trustee,  and showing an  unbroken  chain of  endorsements  from the  originator  thereof to the Person endorsing it to the Trustee,  or with respect to any  Destroyed  Mortgage  Note,  an original lost note affidavit from the related Seller or Residential  Funding  stating that the original  Mortgage Note was lost, misplaced or destroyed, together with a copy of the related Mortgage Note;

               (ii)   The original  Mortgage,  noting the presence of the MIN of the Mortgage Loan and language indicating  that the Mortgage Loan is a MOM Loan if the Mortgage  Loan is a MOM Loan,  with evidence of recording indicated thereon or a copy of the Mortgage with evidence of recording indicated thereon;

               (iii)  Unless the Mortgage Loan is registered  on the MERS®  System,  an original  Assignment of the Mortgage to the Trustee with evidence of recording  indicated  thereon or a copy of such assignment with evidence of recording indicated thereon;

               (iv)   The original  recorded  assignment  or  assignments  of the Mortgage  showing an unbroken chain of title from the  originator  thereof to the Person  assigning it to the Trustee (or to MERS, if the Mortgage  Loan is registered on the MERS® System and noting the presence of a MIN) with evidence of recordation  noted thereon or attached  thereto,  or a copy of such  assignment or  assignments  of the
        Mortgage with evidence of recording indicated thereon; and

               (v)    The original of each modification,  assumption agreement or preferred loan agreement,  if any, relating to such Mortgage Loan or a copy of each modification,  assumption  agreement or preferred loan agreement.

        (II) [Reserved]:

        (III) with respect to each Sharia Mortgage Loan so assigned:

               (i)    The original  Obligation to Pay,  endorsed  without  recourse in blank or to the order of the Trustee and showing an unbroken chain of  endorsements  from the  originator  thereof to the Person endorsing it to the Trustee, or with respect to any Destroyed  Obligation to Pay, an original affidavit from the related Seller or Residential  Funding  stating that the original  Obligation to Pay was lost, misplaced or destroyed, together with a copy of the related Obligation to Pay;

               (ii)   The  original  Sharia  Mortgage  Loan  Security  Instrument,  with  evidence of recording indicated thereon or a copy of the Sharia Mortgage Loan Security  Instrument with evidence of recording indicated thereon;

               (iii)  An original  Assignment  and  Amendment of Security  Instrument,  assigned to the Trustee with evidence of recording  indicated  thereon or a copy of such  Assignment  and Amendment of Security
        Instrument with evidence of recording indicated thereon;

               (iv)   The original  recorded  assignment or  assignments  of the Sharia  Mortgage Loan Security
        Instrument  showing an unbroken chain of title from the originator  thereof to the Person  assigning it to the Trustee  with  evidence of  recordation  noted  thereon or attached  thereto,  or a copy of such assignment or assignments of the Sharia  Mortgage Loan Security  Instrument  with evidence of recording indicated thereon;

               (v)    The original  Sharia  Mortgage Loan  Co-Ownership  Agreement  with respect to the related
        Sharia Mortgage Loan or a copy of such Sharia Mortgage Loan Co-Ownership Agreement; and

               (vi)   The original of each  modification  or  assumption  agreement,  if any,  relating to such
        Sharia Mortgage Loan or a copy of each modification or assumption agreement.

        (c)    The Company  may, in lieu of  delivering  the  original of the  documents  set forth in Sections
2.01(b)(I)(ii),  (iii),  (iv)  and (v),  Sections  2.01(b)(II)(ii),  (iv),  (vii),  (ix)  and (x) and  Sections
2.01(b)(III)(ii),  (iii),  (iv),  (v) and (vi) (or copies  thereof as  permitted  by  Section  2.01(b))  to the
Trustee or to the Custodian on behalf of the Trustee,  deliver such documents to the Master  Servicer,  and the
Master  Servicer  shall  hold such  documents  in trust  for the use and  benefit  of all  present  and  future
Certificateholders  until  such  time as is set  forth  in the  next  sentence.  Within  thirty  Business  Days following  the earlier of (i) the receipt of the original of all of the documents or  instruments  set forth in
Sections  2.01(b)(I)(ii),  (iii),  (iv)  and  (v),  Sections  2.01(b)(II)(ii),  (iv),  (vii),  (ix) and (x) and
Sections  2.01(b)(III)  (ii),  (iii),  (iv),  (v) and (vi) (or copies thereof as permitted by such Section) for any Mortgage Loan and (ii) a written  request by the Trustee to deliver those  documents with respect to any or all of the  Mortgage  Loans then  being  held by the Master  Servicer,  the  Master  Servicer  shall  deliver a complete set of such documents to the Trustee or to the Custodian on behalf of the Trustee.

        The parties  hereto agree that it is not intended  that any Mortgage Loan be included in the Trust Fund that is either (i) a "High-Cost  Home Loan" as defined in the New Jersey Home Ownership Act effective  November
27,  2003,  (ii) a  "High-Cost  Home  Loan" as defined in the New Mexico  Home Loan  Protection  Act  effective
January 1, 2004,  (iii) a "High Cost Home Mortgage  Loan" as defined in the  Massachusetts  Predatory Home Loan
Practices  Act  effective  November 7, 2004 or (iv) a  "High-Cost  Home Loan" as defined in the  Indiana  House
Enrolled Act No. 1229, effective as of January 1, 2005.

        (d)    Notwithstanding  the provisions of Section 2.01(c), in connection with any Mortgage Loan, if the
Company cannot deliver the original of the Mortgage,  any  assignment,  modification,  assumption  agreement or preferred loan agreement (or copy thereof as permitted by Section  2.01(b)) with evidence of recording  thereon concurrently  with the  execution  and delivery of this  Agreement  because of (i) a delay caused by the public recording  office where such  Mortgage,  assignment,  modification,  assumption  agreement  or  preferred  loan agreement as the case may be, has been  delivered  for  recordation,  or (ii) a delay in the receipt of certain information  necessary to prepare the related  assignments,  the Company shall deliver or cause to be delivered to  the  Trustee  or to  the  Custodian  on  behalf  of  the  Trustee  a copy  of  such  Mortgage,  assignment, modification, assumption agreement or preferred loan agreement.

        The Company (i) shall promptly cause to be recorded in the appropriate  public office for real property records the Assignment  referred to in clause (I)(iii) of Section  2.01(b),  except (a) in states where, in the opinion of counsel  acceptable  to the Trustee  and the Master  Servicer,  such  recording  is not  required to protect the  Trustee's  interests in the Mortgage  Loan against the claim of any  subsequent  transferee or any successor to or creditor of the Company or the  originator  of such  Mortgage Loan or (b) if MERS is identified on the  Mortgage or on a properly  recorded  assignment  of the Mortgage as the  mortgagee of record  solely as nominee for the Seller and its  successors  and assigns,  (ii) shall  promptly cause to be filed the Form UCC-3 assignment and UCC-1 financing  statement  referred to in clauses (II)(vii) and (x),  respectively,  of Section
2.01(b) and (iii) shall  promptly  cause to be recorded in the  appropriate  public  recording  office for real property  records  the  Assignment  Agreement  and  Amendment  of  Security  Instrument  referred  to in clause
(III)(iii) of Section 2.01(b). If any Assignment,  Assignment  Agreement and Amendment of Security  Instrument,
Form UCC-3 or Form UCC-1,  as applicable,  is lost or returned  unrecorded to the Company because of any defect therein,  the Company shall  prepare a substitute  Assignment,  Assignment  Agreement and Amendment of Security
Instrument,  Form UCC-3 or Form UCC-1, as applicable,  or cure such defect,  as the case may be, and cause such
Assignment or  Assignment  Agreement  and  Amendment of Security  Instrument to be recorded in accordance  with this  paragraph.  The  Company  shall  promptly  deliver  or cause to be  delivered  to the  Trustee  or to the
Custodian on behalf of the Trustee  such  Mortgage or  Assignment  or  Assignment  Agreement  and  Amendment of
Security  Instrument  or Form UCC-3 or Form UCC-1,  as  applicable,  (or copy  thereof as  permitted by Section
2.01(b))  with  evidence  of  recording  indicated  thereon  at the  time  specified  in  Section  2.01(c).  In connection  with its  servicing of  Cooperative  Loans,  the Master  Servicer will use its best efforts to file timely  continuation  statements with regard to each financing statement and assignment relating to Cooperative
Loans as to which the related Cooperative Apartment is located outside of the State of New York.

        If the Company  delivers to the Trustee or to the Custodian on behalf of the Trustee any Mortgage Note,
Obligation  to Pay,  Assignment  Agreement  and  Amendment of Security  Instrument or Assignment of Mortgage in
blank,  the Company  shall,  or shall cause the Custodian to,  complete the  endorsement  of the Mortgage Note,
Obligation to Pay,  Assignment  Agreement and Amendment of Security  Instrument  and  Assignment of Mortgage in
the  name  of  the  Trustee  in  conjunction  with  the  Interim  Certification  issued  by the  Custodian,  as contemplated by Section 2.02.

        Any of the items set forth in Sections  2.01(b)(I)(ii),  (iii), (iv) and (v), Sections  2.01(b)(II)(vi)
and (vii)  and  Sections  2.01(b)(III)(ii),  (iii) and (iv) that may be  delivered  as a copy  rather  than the original may be delivered to the Trustee or to the Custodian on behalf of the Trustee.

        In connection  with the  assignment of any Mortgage  Loan  registered on the MERS® System,  the Company further  agrees that it will cause,  at the  Company's  own expense,  within 30 Business Days after the Closing
Date,  the MERS® System to indicate that such  Mortgage  Loans have been assigned by the Company to the Trustee in accordance with this Agreement for the benefit of the  Certificateholders  by including (or deleting, in the case of Mortgage  Loans which are  repurchased  in accordance  with this  Agreement) in such computer files (a)
the code in the field which  identifies  the specific  Trustee and (b) the code in the field "Pool Field" which identifies the series of the  Certificates  issued in connection with such Mortgage Loans.  The Company further agrees that it will not,  and will not permit the Master  Servicer to, and the Master  Servicer  agrees that it will not,  alter the codes  referenced in this  paragraph  with respect to any Mortgage Loan during the term of this  Agreement  unless  and until such  Mortgage  Loan is  repurchased  in  accordance  with the terms of this
Agreement.

        (e)    (See Section 2.01(e) of the Standard Terms).

        (f)    It is  intended  that the  conveyance  by the Company to the  Trustee of the  Mortgage  Loans as
provided for in this Section 2.01 be and the Uncertificated  REMIC Regular  Interests,  if any (as provided for in  Section  2.06),  be  construed  as a sale by the  Company  to the  Trustee  of the  Mortgage  Loans and any
Uncertificated  REMIC  Regular  Interests  for  the  benefit  of  the  Certificateholders.  Further,  it is not intended  that such  conveyance  be deemed to be a pledge of the Mortgage  Loans and any  Uncertificated  REMIC
Regular  Interests  by the  Company  to the  Trustee  to  secure a debt or  other  obligation  of the  Company.
Nonetheless,  (a) this  Agreement  is intended to be and hereby is a security  agreement  within the meaning of
Articles  8 and 9 of the New  York  Uniform  Commercial  Code  and the  Uniform  Commercial  Code of any  other applicable  jurisdiction;  (b) the  conveyance  provided  for in Section 2.01 shall be deemed to be, and hereby is, (1) a grant by the Company to the Trustee of a security  interest in all of the Company's right  (including the power to convey title  thereto),  title and interest,  whether now owned or hereafter  acquired,  in and to any and all general intangibles, payment intangibles,  accounts, chattel paper, instruments,  documents, money, deposit  accounts,  certificates  of  deposit,  goods,  letters  of credit,  advices  of credit and  investment property and other property of whatever kind or description now existing or hereafter  acquired  consisting of, arising from or relating to any of the following:  (A) the Mortgage  Loans,  including (i) with respect to each
Cooperative Loan, the related Mortgage Note, Security Agreement,  Assignment of Proprietary Lease,  Cooperative
Stock  Certificate  and Cooperative  Lease,  (ii) with respect to each Sharia Mortgage Loan, the related Sharia
Mortgage  Loan  Security  Instrument,  Sharia  Mortgage  Loan  Co-Ownership  Agreement,  Obligation  to Pay and
Assignment  Agreement  and  Amendment of Security  Instrument,  (iii) with respect to each  Mortgage Loan other than a Cooperative  Loan or a Sharia  Mortgage  Loan,  the related  Mortgage  Note and  Mortgage,  and (iv) any insurance  policies and all other documents in the related  Mortgage File, (B) all amounts payable  pursuant to the Mortgage Loans in accordance with the terms thereof,  (C) any  Uncertificated  REMIC Regular  Interests and
(D) all  proceeds of the  conversion,  voluntary  or  involuntary,  of the  foregoing  into cash,  instruments, securities or other property,  including  without  limitation all amounts from time to time held or invested in the  Certificate  Account or the Custodial  Account,  whether in the form of cash,  instruments,  securities or other  property and (2) an assignment by the Company to the Trustee of any security  interest in any and all of
Residential  Funding's  right  (including the power to convey title thereto),  title and interest,  whether now owned or hereafter  acquired,  in and to the property  described in the foregoing clauses (1)(A),  (B), (C) and
(D) granted by Residential Funding to the Company pursuant to the Assignment  Agreement;  (c) the possession by the  Trustee,  any  Custodian  on behalf of the Trustee or any other agent of the Trustee of Mortgage  Notes or such other items of property as constitute  instruments,  money,  payment  intangibles,  negotiable  documents, goods, deposit accounts,  letters of credit, advices of credit,  investment property,  certificated  securities or chattel  paper shall be deemed to be  "possession  by the secured  party," or possession by a purchaser or a person  designated by such secured  party,  for purposes of perfecting  the security  interest  pursuant to the
Minnesota Uniform  Commercial Code and the Uniform  Commercial Code of any other applicable  jurisdiction as in effect (including,  without limitation,  Sections 8-106, 9-313, 9-314 and 9-106 thereof); and (d) notifications to persons holding such property,  and  acknowledgments,  receipts or  confirmations  from persons holding such property,  shall be deemed  notifications to, or acknowledgments,  receipts or confirmations  from,  securities intermediaries,  bailees or agents of, or persons  holding for (as  applicable)  the Trustee for the purpose of perfecting such security interest under applicable law.

        The Company and, at the Company's  direction,  Residential Funding and the Trustee shall, to the extent consistent  with this  Agreement,  take such  reasonable  actions as may be necessary  to ensure that,  if this
Agreement  were  determined  to create a security  interest in the Mortgage  Loans,  any  Uncertificated  REMIC
Regular  Interests and the other property  described above,  such security interest would be determined to be a perfected  security  interest of first priority under  applicable law and will be maintained as such throughout the term of this  Agreement.  Without  limiting the generality of the foregoing,  the Company shall prepare and deliver to the  Trustee  not less than 15 days prior to any filing  date and,  the  Trustee  shall  forward for filing,  or shall cause to be forwarded  for filing,  at the expense of the Company,  all filings  necessary to maintain the  effectiveness  of any original filings  necessary under the Uniform  Commercial Code as in effect in any  jurisdiction  to perfect  the  Trustee's  security  interest in or lien on the  Mortgage  Loans and any
Uncertificated  REMIC Regular  Interests,  as evidenced by an Officers'  Certificate of the Company,  including without limitation (x) continuation  statements,  and (y) such other statements as may be occasioned by (1) any change of name of  Residential  Funding,  the Company or the Trustee (such  preparation  and filing shall be at the  expense of the  Trustee,  if  occasioned  by a change in the  Trustee's  name),  (2) any change of type or jurisdiction  of  organization  of  Residential  Funding or the  Company,  (3) any  transfer of any interest of
Residential  Funding or the Company in any Mortgage  Loan or (4) any  transfer of any  interest of  Residential
Funding or the Company in any Uncertificated REMIC Regular Interest.

        (g)    The Master  Servicer  hereby  acknowledges  the receipt by it of each  Initial  Monthly  Payment
Fund.  The Master  Servicer  shall hold each Initial  Monthly  Payment Fund in the Custodial  Account and shall include the related Initial Monthly Payment Fund in the Available  Distribution  Amount for the each Loan Group for the initial  Distribution Date.  Notwithstanding  anything herein to the contrary,  neither Initial Monthly
Payment  Fund  shall  be an asset of any  REMIC.  To the  extent  that  either  Initial  Monthly  Payment  Fund constitutes  a reserve fund for federal  income tax purposes,  (1) it shall be an outside  reserve fund and not an asset of any REMIC,  (2) it shall be owned by the Seller and (3)  amounts  transferred  by any REMIC to such
Initial  Monthly  Payment Fund shall be treated as transferred  to the Seller or any successor,  all within the meaning of Section 1.860G-2(h) of the Treasury Regulations.

        (h)    (See Section 2.01(h) of the Standard Terms).

        (i)    In connection with such assignment,  and contemporaneously  with the delivery of this Agreement, the Company  delivered or caused to be delivered  hereunder to the Trustee,  the Yield  Maintenance  Agreements
(the delivery of which shall evidence that the fixed payment for each of the Yield  Maintenance  Agreements has been paid and the  Trustee  and the Trust Fund shall have no further  payment  obligation  thereunder  and that such fixed payment has been authorized hereby).

Section  2.02         Acceptance by Trustee.  (See Section 2.02 of the Standard Terms)

Section  2.03         Representations, Warranties and Covenants of the Master Servicer and the Company.

(a)     For  representations,  warranties  and  covenants of the Master  Servicer,  see Section  2.03(a) of the
Standard Terms.

(b)     The Company hereby  represents and warrants to the Trustee for the benefit of  Certificateholders  that as of the Closing Date (or, if otherwise specified below, as of the date so specified):

(i)     No Mortgage  Loan is 30 or more days  Delinquent in payment of principal and interest as of the Cut-off
        Date and no Mortgage  Loan has been so  Delinquent  more than once in the 12-month  period prior to the
        Cut-off Date;

(ii)    The  information  set forth in Exhibit One hereto with  respect to each  Mortgage  Loan or the Mortgage
        Loans,  as the  case  may be,  is true  and  correct  in all  material  respects  at the  date or dates respecting which such information is furnished;

(iii)   The Mortgage Loans are fully-amortizing  (subject to interest only periods, if applicable),  fixed-rate mortgage loans with level Monthly  Payments due, with respect to a majority of the Mortgage  Loans,  on the first day of each month and terms to maturity at  origination or  modification  of not more than 30 years;

(iv)    To the best of the Company's  knowledge,  if a Mortgage Loan is secured by a Mortgaged  Property with a
        Loan-to-Value  Ratio at  origination  in excess of 80%,  such Mortgage Loan is the subject of a Primary
        Insurance Policy that insures (a) at least 35% of the Stated Principal  Balance of the Mortgage Loan at
        origination if the  Loan-to-Value  Ratio is between 100.00% and 95.01%,  (b) at least 30% of the Stated
        Principal Balance of the Mortgage Loan at origination if the Loan-to-Value  Ratio is between 95.00% and
        90.01%,  (c) at least 25% of such balance if the  Loan-to-Value  Ratio is between 90.00% and 85.01% and
        (d) at least 12% of such balance if the  Loan-to-Value  Ratio is between 85.00% and 80.01%. To the best of the  Company's  knowledge,  each such Primary  Insurance  Policy is in full force and effect and the
        Trustee is entitled to the benefits thereunder;

(v)     The issuers of the Primary Insurance  Policies are insurance  companies whose  claims-paying  abilities are currently acceptable to each Rating Agency;

(vi)    No more than 0.1% of the Group I Loans by  aggregate  Stated  Principal  Balance as of the Cut-off Date are secured by Mortgaged  Properties  located in any one zip code area in California,  and no more than
        0.1% of the Group I Loans by aggregate Stated  Principal  Balance as of the Cut-off Date are secured by
        Mortgaged  Properties  located in any one zip code area  outside  California;  no more than 1.8% of the
        Group II Loans by aggregate  Stated  Principal  Balance as of the Cut-off Date are secured by Mortgaged
        Properties located in any one zip code area in California,  and no more than 1.1% of the Group II Loans by  aggregate  Stated  Principal  Balance as of the Cut-off  Date are secured by  Mortgaged  Properties located in any one zip code area outside California;

(vii)   The  improvements  upon the Mortgaged  Properties are insured against loss by fire and other hazards as required  by the  Program  Guide,  including  flood  insurance  if required  under the  National  Flood
        Insurance  Act of 1968,  as amended.  The Mortgage  requires the  Mortgagor to maintain  such  casualty insurance at the Mortgagor's  expense,  and on the Mortgagor's  failure to do so, authorizes the holder of the  Mortgage  to  obtain  and  maintain  such  insurance  at the  Mortgagor's  expense  and to seek reimbursement therefor from the Mortgagor;

(viii)  Immediately  prior to the assignment of the Mortgage  Loans to the Trustee,  the Company had good title to, and was the sole owner of, each Mortgage Loan free and clear of any pledge,  lien,  encumbrance  or security  interest  (other  than rights to  servicing  and related  compensation)  and such  assignment validly  transfers  ownership of the Mortgage Loans to the Trustee free and clear of any pledge,  lien, encumbrance or security interest;

(ix)    No more than 49.8% of the Group I Loans by aggregate  Stated  Principal  Balance as of the Cut-off Date were underwritten under a reduced loan documentation  program,  no more than 14.8% of the Group I Loans by  aggregate  Stated  Principal  Balance as of the Cut-off  Date were  underwritten  under a no-stated
        income program,  and no more than 11.1% of the Group I Loans by aggregate Stated  Principal  Balance as of the Cut-off Date were  underwritten  under a no income/no  asset program;  no more than 42.6% of the
        Group II Loans by aggregate Stated Principal Balance as of the Cut-off Date were  underwritten  under a reduced  loan  documentation  program,  no more than  14.3% of the Group II Loans by  aggregate  Stated
        Principal  Balance as of the Cut-off Date were  underwritten  under a no-stated income program,  and no more than 18.8% of the Group II Loans were underwritten under a no income/no asset program;

(x)     Except with respect to no more than 22.8% of the Group I Loans by aggregate  Stated  Principal  Balance as of the Cut-off  Date,  and no more than 23.3% of the Group II Loans by  aggregate  Stated  Principal
        Balance as of the Cut-off Date, the Mortgagor  represented in its loan  application with respect to the related Mortgage Loan that the Mortgaged Property would be owner-occupied;

(xi)    None of the Mortgage Loans is a Buy-Down Mortgage Loan;

(xii)   Each  Mortgage Loan  constitutes  a qualified  mortgage  under  Section  860G(a)(3)(A)  of the Code and
        Treasury Regulations Section 1.860G-2(a)(1),  (2), (4), (5) and (6), without reliance on the provisions of Treasury  Regulation Section  1.860G-2(a)(3) or Treasury  Regulation  Section  1.860G-2(f)(2) or any
        other  provision  that  would  allow  a  Mortgage  Loan  to  be  treated  as  a  "qualified   mortgage"
        notwithstanding its failure to meet the requirements of Section  860G(a)(3)(A) of the Code and Treasury
        Regulation Section 1.860G-2(a)(1), (2), (4), (5) and (6);

(xiii)  A policy of title  insurance  was  effective as of the closing of each  Mortgage  Loan and is valid and binding and remains in full force and effect,  unless the Mortgaged Properties are located in the State of Iowa and an attorney's certificate has been provided as described in the Program Guide;

(xiv)   None of the Group I Loans or Group II Loans are Cooperative Loans;

(xv)    With respect to each Mortgage Loan  originated  under a  "streamlined"  Mortgage Loan program  (through which no new or updated  appraisals  of  Mortgaged  Properties  are  obtained  in  connection  with the refinancing  thereof),  the  related  Seller has  represented  that either (a) the value of the related
        Mortgaged  Property as of the date the Mortgage  Loan was  originated  was not less than the  appraised value  of  such  property  at the  time  of  origination  of the  refinanced  Mortgage  Loan or (b) the
        Loan-to-Value  Ratio of the Mortgage Loan as of the date of  origination of the Mortgage Loan generally meets the Company's underwriting guidelines;

(xvi)   Interest on each  Mortgage  Loan is  calculated  on the basis of a 360-day  year  consisting  of twelve
        30-day months;

(xvii)  None of the Mortgage Loans contain in the related Mortgage File a Destroyed Mortgage Note;

(xviii) None of the  Mortgage  Loans have been made to  International  Borrowers,  and no such  Mortgagor  is a member of a foreign diplomatic mission with diplomatic rank;

(xix)   No Mortgage  Loan provides for payments  that are subject to reduction by  withholding  taxes levied by any foreign (non-United States) sovereign government; and

(xx)    None of the  Mortgage  Loans is an  Additional  Collateral  Loan and  none of the  Mortgage  Loans is a
        Pledged Asset Loan.

It is understood and agreed that the  representations  and  warranties set forth in this Section  2.03(b) shall survive delivery of the respective Mortgage Files to the Trustee or any Custodian.

        Upon discovery by any of the Company, the Master Servicer,  the Trustee or any Custodian of a breach of any of the  representations  and  warranties  set forth in this Section  2.03(b) that  materially and adversely affects the interests of the  Certificateholders  in any Mortgage Loan, the party discovering such breach shall give  prompt  written  notice  to the  other  parties  (any  Custodian  being so  obligated  under a  Custodial
Agreement);  provided,  however,  that in the event of a breach of the representation and warranty set forth in
Section  2.03(b)(xii),  the  party  discovering  such  breach  shall  give  such  notice  within  five  days of discovery.  Within 90 days of its  discovery or its receipt of notice of breach,  the Company  shall either (i)
cure such  breach in all  material  respects or (ii)  purchase  such  Mortgage  Loan from the Trust Fund at the
Purchase  Price and in the manner set forth in Section  2.02;  provided  that the Company shall have the option to  substitute  a Qualified  Substitute  Mortgage  Loan or Loans for such  Mortgage  Loan if such  substitution occurs within two years  following  the Closing  Date;  provided that if the omission or defect would cause the
Mortgage Loan to be other than a "qualified  mortgage" as defined in Section  860G(a)(3) of the Code,  any such cure or repurchase  must occur within 90 days from the date such breach was discovered.  Any such  substitution shall be  effected  by the  Company  under the same  terms and  conditions  as  provided  in  Section  2.04 for substitutions  by Residential  Funding.  It is understood and agreed that the obligation of the Company to cure such breach or to so purchase or  substitute  for any Mortgage  Loan as to which such a breach has occurred and is continuing shall constitute the sole remedy  respecting such breach available to the  Certificateholders  or the Trustee on behalf of the Certificateholders.

Section  2.04         Representations and Warranties of Sellers.(See Section 2.04 of the Standard Terms)

Section  2.05         Execution and Authentication of Certificates/Issuance of Certificates Evidencing
Interests in REMIC I and REMIC II.

        The Trustee  acknowledges  the  assignment to it of the Mortgage Loans and the delivery of the Mortgage
Files to it, or any Custodian on its behalf,  subject to any exceptions noted,  together with the assignment to it of all other  assets  included in the Trust Fund  and/or the  applicable  REMIC,  receipt of which is hereby acknowledged.  Concurrently with such delivery and in exchange therefor,  the Trustee,  pursuant to the written request of the Company executed by an officer of the Company,  has executed and caused to be authenticated  and delivered  to or upon the order of the  Company  (i) the Class R-I  Certificates  in  authorized  denominations which together with the Uncertificated  REMIC I Regular Interests,  evidence the beneficial interest in REMIC I and (ii) the Class R-II Certificates in authorized  denominations which together with the Uncertificated  REMIC
II Regular Interests, evidence the beneficial interest in REMIC II.

Section  2.06         Conveyance of Uncertificated REMIC I Regular Interests and the Uncertificated REMIC II
Regular Interests; Acceptance by the Trustee.

        The Company,  as of the Closing Date, and  concurrently  with the execution and delivery  hereof,  does hereby assign without  recourse all the right,  title and interest of the Company in and to the  Uncertificated
REMIC I Regular Interests and the  Uncertificated  REMIC II Regular Interests to the Trustee for the benefit of the  Holders  of each  Class of  Certificates  (other  than the  Class  R-I  Certificates  and the  Class  R-II
Certificates).  The  Trustee  acknowledges  receipt of the  Uncertificated  REMIC I Regular  Interests  and the
Uncertificated  REMIC II Regular  Interests  and declares that it holds and will hold the same in trust for the exclusive  use and  benefit of all  present and future  Holders of each Class of  Certificates  (other than the
Class  R-I  Certificates  and the  Class  R-II  Certificates).  The  rights  of the  Holders  of each  Class of
Certificates  (other than the Class R-I Certificates and the Class R-II Certificates) to receive  distributions from the proceeds of REMIC III in respect of such Classes,  and all ownership  interests of the Holders of such
Classes in such distributions, shall be as set forth in this Agreement.

Section  2.07         Issuance of Certificates Evidencing Interest in REMIC III.

        The Trustee  acknowledges the assignment to it of the Uncertificated  REMIC I Regular Interests and the
Uncertificated  REMIC II Regular Interests and,  concurrently  therewith and in exchange therefor,  pursuant to the written request of the Company  executed by an officer of the Company,  the Trustee has executed and caused to be  authenticated  and  delivered to or upon the order of the Company,  all Classes of  Certificates  (other than the Class R-I Certificates and the Class R-II  Certificates) in authorized  denominations,  which evidence the beneficial interest in the entire REMIC III.

Section  2.08         Purposes and Powers of the Trust. (See Section 2.08 of the Standard Terms).

               Section 2.09.  Agreement Regarding Ability to Disclose.

               The  Company,  the Master  Servicer  and the Trustee  hereby  agree,  notwithstanding  any other express  or  implied  agreement  to the  contrary,  that  any and all  Persons,  and  any of  their  respective employees,  representatives,  and other agents may disclose,  immediately upon commencement of discussions,  to any and all Persons,  without  limitation of any kind,  the tax treatment and tax structure of the  transaction and all  materials  of any kind  (including  opinions or other tax  analyses)  that are provided to any of them relating to such tax treatment and tax structure.  For purposes of this  paragraph,  the terms "tax  treatment"
and "tax structure" are defined under Treasury Regulation § 1.6011-4(c).

                                                 ARTICLE III
                                         ADMINISTRATION AND SERVICING
                                               OF MORTGAGE LOANS

                                    (See Article III of the Standard Terms)

                                                  ARTICLE IV
                                        PAYMENTS TO CERTIFICATEHOLDERS

Section  4.01         Certificate Account.  (See Section 4.01 of the Standard Terms).

Section  4.02         Distributions.

(a)     On each  Distribution  Date the Master Servicer on behalf of the Trustee (or the Paying Agent appointed by the Trustee) shall  distribute to the Master  Servicer,  in the case of a  distribution  pursuant to Section
4.02(a)(iii)  below, and to each  Certificateholder  of record on the next preceding Record Date (other than as provided in Section 9.01  respecting the final  distribution)  either in immediately  available  funds (by wire transfer or otherwise) to the account of such  Certificateholder  at a bank or other entity having  appropriate facilities  therefor,  if such  Certificateholder  has so notified the Master  Servicer or the Paying Agent, as the case may be, or, if such  Certificateholder  has not so notified the Master Servicer or the Paying Agent by the Record  Date,  by check  mailed to such  Certificateholder  at the address of such Holder  appearing in the
Certificate  Register  such  Certificateholder's  share  (which  share  (A)  with  respect  to  each  Class  of
Certificates  (other than any Subclass of the Class A-V  Certificates),  shall be based on the aggregate of the
Percentage  Interests  represented  by  Certificates  of the  applicable  Class held by such Holder or (B) with respect to any  Subclass  of the Class A-V  Certificates,  shall be equal to the  amount  (if any)  distributed pursuant to Section  4.02(a)(i) below to each Holder of a Subclass  thereof) of the following  amounts,  in the following order of priority  (subject to the provisions of Section  4.02(b),  (c), (d) and (f) below),  in each case to the extent of the related Available Distribution Amount remaining:

(i)     (X)           from the  Available  Distribution  Amount  related to the Loan Group I together  with the
        Yield Maintenance  Payments which shall be applied in accordance with Sections 4.02(g) and 4.09, to the holders  of the  Group I  Senior  Certificates  (other  than  the  Class  I-A-P  Certificates)  Accrued
        Certificate Interest on such Classes of Certificates (or Subclasses,  if any, with respect to the Class
        I-A-V  Certificates)  for  such  Distribution  Date,  plus any  Accrued  Certificate  Interest  thereon remaining unpaid from any previous  Distribution  Date except as provided in the last paragraph of this
        Section 4.02(a); and

                      (Y)    from the Available  Distribution  Amount related to Loan Group II , to the holders of the Group II Senior  Certificates  (other than the Class II-A-P  Certificates)  Accrued  Certificate
        Interest on such  Classes of  Certificates  (or  Subclasses,  if any,  with respect to the Class II-A-V
        Certificates)  for such  Distribution  Date, plus any Accrued  Certificate  Interest thereon  remaining unpaid from any  previous  Distribution  Date except as provided in the last  paragraph of this Section
        4.02(a);

(ii)    (X)           to the Class I-A-P  Certificates from the Available  Distribution  Amount from Loan Group
        I, and to the Class II-A-P  Certificates from the Available  Distribution Amount for Loan Group II, the
        Class A-P Principal  Distribution  Amount for the related Loan Group (applied to reduce the Certificate
        Principal Balance of the related Class A-P Certificates); and

                      (Y)    to the Senior  Certificates  (other than the Class A-P  Certificates and the Class
        A-V  Certificates) of each Certificate  Group, from the Available  Distribution  Amount for the related
        Loan  Group in the  priorities  and  amounts  set  forth in  Section  4.02(b)  and (c),  the sum of the following  (applied  to reduce the  Certificate  Principal  Balances of such  Senior  Certificates,  as applicable):

                      (A)    the related Senior Percentage for such Distribution Date and Loan Group, as applicable, times the sum of the following:

                             (1)    the  principal  portion of each Monthly  Payment due during the related Due
                      Period on each  Outstanding  Mortgage  Loan in the  related  Loan Group  (other  than the related  Discount  Fraction of the  principal  portion of such  payment with respect to a
                      Discount  Mortgage  Loan,  if any),  whether or not  received  on or prior to the related
                      Determination Date;

                             (2)    the Stated  Principal  Balance of any  Mortgage  Loan in the  related  Loan
                      Group  repurchased  during  the  preceding  calendar  month  (or  deemed  to have been so repurchased in accordance with Section  3.07(b))  pursuant to Section 2.02, 2.03, 2.04 or
                      4.07 and the amount of any  shortfall  deposited in the  Custodial  Account in connection with the  substitution of a Deleted  Mortgage Loan in such Loan Group pursuant to Section
                      2.03 or 2.04  during the  preceding  calendar  month  (other  than the  related  Discount
                      Fraction of such Stated  Principal  Balance or shortfall  with  respect to each  Discount
                      Mortgage Loan, if any); and

                             (3)    the  principal  portion of all other  unscheduled  collections  (other than
                      Principal  Prepayments in Full and  Curtailments  and amounts received in connection with a  Cash  Liquidation  or  REO  Disposition  of  a  Mortgage  Loan  described  in  Section
                      4.02(a)(ii)(Y)(B)  of this Series  Supplement,  including  without  limitation  Insurance
                      Proceeds,  Liquidation  Proceeds  and REO  Proceeds)  with  respect to the  related  Loan
                      Group,  including  Subsequent  Recoveries,  received during the preceding  calendar month
                      (or deemed to have been so received in  accordance  with  Section  3.07(b)) to the extent applied by the Master  Servicer as recoveries  of principal of the related  Mortgage Loan pursuant  to  Section  3.14 of the  Standard  Terms  (other  than  the  related  Discount
                      Fraction of the principal portion of such unscheduled  collections,  with respect to each
                      Discount Mortgage Loan, if any, in the related Loan Group);

                      (B)    with  respect to each  Mortgage  Loan in the  related  Loan Group for which a Cash
               Liquidation or a REO Disposition  occurred during the preceding calendar month (or was deemed to have occurred  during such period in accordance  with Section  3.07(b) of the Standard Terms) an amount  equal to the lesser of (a) the related  Senior  Percentage  for such  Distribution  Date times the Stated  Principal  Balance of such  Mortgage  Loan (other  than the  related  Discount
               Fraction of such Stated Principal Balance,  with respect to each Discount Mortgage Loan) and (b)
               the related Senior  Accelerated  Distribution  Percentage for such  Distribution  Date times the related unscheduled  collections  (including without limitation Insurance Proceeds,  Liquidation
               Proceeds  and REO  Proceeds)  to the extent  applied by the Master  Servicer  as  recoveries  of principal of the related  Mortgage Loan pursuant to Section 3.14 of the Standard  Terms (in each case  other  than the  portion  of such  unscheduled  collections,  with  respect  to a Discount
               Mortgage  Loan,  included in clause (C) of the  definition of Class A-P  Principal  Distribution
               Amount);.

                      (C)    the related  Senior  Accelerated  Distribution  Percentage  for such  Distribution
               Date times the aggregate of all Principal  Prepayments  in Full with respect to the related Loan
               Group received in the related  Prepayment  Period and  Curtailments  with respect to the related
               Loan Group received in the preceding  calendar month (other than the related  Discount  Fraction of such Principal  Prepayments in Full and Curtailments,  with respect to each Discount Mortgage
               Loan in the related Loan Group);

                      (D)    any  portion  of the Excess  Subordinate  Principal  Amount for such  Distribution
               Date allocated with respect to such Loan Group; and

                      (E)    amounts  allocated to the related  Certificate  Group, as applicable,  pursuant to
               Section 4.02(m); and

                      (F)    any amounts  described  in  subsection  (ii)(Y),  clauses (A), (B) and (C) of this
               Section  4.02(a),  as determined for any previous  Distribution  Date, which remain unpaid after application  of amounts  previously  distributed  pursuant to this clause (F) to the extent that such  amounts  are not  attributable  to  Realized  Losses  which  have  been  allocated  to the
               Subordinate Certificates; minus;

                      (G)    the  related  Capitalization  Reimbursement  Amount  for such  Distribution  Date, other than the related Discount  Fraction of any portion of that amount related to each Discount
               Mortgage  Loan, if any, in the related Loan Group,  multiplied  by a fraction,  the numerator of which is the Senior  Principal  Distribution  Amount,  without giving effect to this clause (G), and the  denominator of which is the sum of the principal  distribution  amounts for all Classes of  related  Certificates  other  than the  related  Class A-P  Certificates,  payable  from the
               Available  Distribution  Amount  for  the  related  Loan  Group  without  giving  effect  to any reductions for the Capitalization Reimbursement Amount;

(iii)   if the Certificate  Principal  Balances of the Subordinate  Certificates  relating to a Loan Group have not been reduced to zero,  to the Master  Servicer or a  Subservicer,  by remitting  for deposit to the
        Custodial  Account,  to the extent of and in  reimbursement  for any Advances or  Subservicer  Advances previously made with respect to any related Mortgage Loan or REO Property which remain  unreimbursed in whole or in part  following  the Cash  Liquidation  or REO  Disposition  of such  Mortgage  Loan or REO
        Property;

(iv)    to the  Holders of the Class M-1  Certificates,  the  Accrued  Certificate  Interest  thereon  for such
        Distribution  Date, plus any Accrued  Certificate  Interest thereon  remaining unpaid from any previous
        Distribution Date, except as provided below;

(v)     to the  Holders  of the  Class  M-1  Certificates,  an amount  equal to (x) the  Subordinate  Principal
        Distribution  Amount for such Class of  Certificates  for each Loan Group for such  Distribution  Date, minus (y) the amount of any Class A-P  Collection  Shortfalls for such  Distribution  Date or remaining unpaid for all previous  Distribution Dates, to the extent the amounts available pursuant to clause (x)
        of  Sections  4.02(a)(vii),  (ix),  (xi),  (xiii),  (xiv)  and  (xv)  of  this  Series  Supplement  are insufficient  therefor,  applied in reduction  of the  Certificate  Principal  Balance of the Class M-1
        Certificates;

(vi)    to the  Holders of the Class M-2  Certificates,  the  Accrued  Certificate  Interest  thereon  for such
        Distribution  Date, plus any Accrued  Certificate  Interest thereon  remaining unpaid from any previous
        Distribution Date, except as provided below;

(vii)   to the  Holders  of the  Class  M-2  Certificates,  an amount  equal to (x) the  Subordinate  Principal
        Distribution  Amount for such Class of  Certificates  for each Loan Group for such  Distribution  Date, minus (y) the amount of any Class A-P  Collection  Shortfalls for such  Distribution  Date or remaining unpaid for all previous  Distribution Dates, to the extent the amounts available pursuant to clause (x)
        of Sections 4.02(a) (ix), (xi), (xiii), (xiv) and (xv) are insufficient therefor,  applied in reduction of the Certificate Principal Balance of the Class M-2 Certificates;

(viii)  to the  Holders of the Class M-3  Certificates,  the  Accrued  Certificate  Interest  thereon  for such
        Distribution  Date, plus any Accrued  Certificate  Interest thereon  remaining unpaid from any previous
        Distribution Date, except as provided below;

(ix)    to the  Holders  of the  Class  M-3  Certificates,  an amount  equal to (x) the  Subordinate  Principal
        Distribution  Amount for such Class of  Certificates  for each Loan  Group for such  Distribution  Date minus (y) the amount of any Class A-P  Collection  Shortfalls for such  Distribution  Date or remaining unpaid for all previous  Distribution Dates, to the extent the amounts available pursuant to clause (x)
        of Sections 4.02(a)(xi),  (xiii), (xiv) and (xv) are insufficient therefor, applied in reduction of the
        Certificate Principal Balance of the Class M-3 Certificates;

(x)     to the  Holders of the Class B-1  Certificates,  the  Accrued  Certificate  Interest  thereon  for such
        Distribution  Date, plus any Accrued  Certificate  Interest thereon  remaining unpaid from any previous
        Distribution Date, except as provided below;

(xi)    to the  Holders  of the  Class  B-1  Certificates,  an amount  equal to (x) the  Subordinate  Principal
        Distribution  Amount for such Class of  Certificates  for each Loan  Group for such  Distribution  Date minus (y) the amount of any Class A-P  Collection  Shortfalls for such  Distribution  Date or remaining unpaid for all previous  Distribution Dates, to the extent the amounts available pursuant to clause (x)
        of Sections  4.02(a)(xiii),  (xiv) and (xv) are  insufficient  therefor,  applied in  reduction  of the
        Certificate Principal Balance of the Class B-1 Certificates;

(xii)   to the  Holders of the Class B-2  Certificates,  the  Accrued  Certificate  Interest  thereon  for such
        Distribution  Date, plus any Accrued  Certificate  Interest thereon  remaining unpaid from any previous
        Distribution Date, except as provided below;

(xiii)  to the  Holders  of the  Class  B-2  Certificates,  an amount  equal to (x) the  Subordinate  Principal
        Distribution  Amount for such Class of  Certificates  for each Loan  Group for such  Distribution  Date minus (y) the amount of any Class A-P  Collection  Shortfalls for such  Distribution  Date or remaining unpaid for all previous  Distribution Dates, to the extent the amounts available pursuant to clause (x)
        of Sections  4.02(a)(xiv) and (xv) are insufficient  therefor,  applied in reduction of the Certificate
        Principal Balance of the Class B-2 Certificates;

(xiv)   to the Holders of the Class B-3 Certificates,  an amount equal to (x) the Accrued Certificate  Interest thereon for such  Distribution  Date, plus any Accrued  Certificate  Interest thereon  remaining unpaid from any previous  Distribution  Date, except as provided below,  minus (y) the amount of any Class A-P
        Collection  Shortfalls for such  Distribution  Date or remaining  unpaid for all previous  Distribution
        Dates,  to the  extent  the  amounts  available  pursuant  to clause  (x) of  Section  4.02(a)(xv)  are insufficient therefor;

(xv)    to the  Holders  of the  Class  B-3  Certificates,  an amount  equal to (x) the  Subordinate  Principal
        Distribution  Amount for such Class of  Certificates  for each Loan  Group for such  Distribution  Date minus (y) the amount of any Class A-P  Collection  Shortfalls for such  Distribution  Date or remaining unpaid for all previous  Distribution  Dates applied in reduction of the Certificate  Principal Balance of the Class B-3 Certificates;

(xvi)   to the  Senior  Certificates,  on a pro rata basis in  accordance  with  their  respective  outstanding
        Certificate  Principal  Balances,  the portion, if any, of the Available  Distribution  Amounts for the
        related Loan Group  remaining  after the  foregoing  distributions,  applied to reduce the  Certificate
        Principal  Balances  of such  Senior  Certificates,  but in no event  more  than the  aggregate  of the outstanding  Certificate Principal Balances of each such Class of Senior Certificates,  and thereafter, to each Class of related Subordinate  Certificates then outstanding  beginning with such Class with the
        Highest  Priority,  any portion of the  related  Available  Distribution  Amounts  remaining  after the related Senior Certificates have been retired,  applied to reduce the Certificate  Principal Balance of each  such  Class of  related  Subordinate  Certificates,  but in no event  more  than the  outstanding
        Certificate Principal Balance of each such Class of Subordinate Certificates; and

(xvii)  to the Class R-III  Certificates,  the balance, if any, of the Available  Distribution  Amounts for all
        Loan Groups.

        Notwithstanding  the  foregoing,  on any  Distribution  Date,  with  respect  to the  Class of  related
Subordinate  Certificates  outstanding on such Distribution Date with the Lowest Priority,  or in the event the related  Subordinate  Certificates  are  no  longer  outstanding,  the  related  Senior  Certificates,  Accrued
Certificate  Interest thereon remaining unpaid from any previous  Distribution Date will be distributable  only to the extent that (1) a shortfall in the amounts  available to pay Accrued  Certificate  Interest on any Class of  Certificates  results from an interest rate reduction in connection with a Servicing  Modification,  or (2)
such unpaid Accrued  Certificate  Interest was attributable to interest  shortfalls  relating to the failure of the Master  Servicer  to make any  required  Advance,  or the  determination  by the Master  Servicer  that any proposed  Advance  would be a  Nonrecoverable  Advance  with  respect to the related  Mortgage  Loan where such
Mortgage  Loan  has  not  yet  been  the  subject  of a Cash  Liquidation  or REO  Disposition  or the  related
Liquidation   Proceeds,   Insurance   Proceeds  and  REO  Proceeds  have  not  yet  been   distributed  to  the
Certificateholders.

(b)     For the Group I Senior Certificates, prior to the occurrence of the Credit Support Depletion Date:

(i)     the Class A-P Principal  Distribution  Amount for Loan Group I shall be  distributed to the Class I-A-P
    Certificates until the Certificate Principal Balance thereof has been reduced to zero;

(ii)    the Senior Principal  Distribution Amount for Loan Group I shall be distributed in the following manner and priority:

(A)        first,  to the Class R-I  Certificates,  until the  Certificate  Principal  Balance thereof has been reduced to zero

(B)        second, the balance of the Senior Principal  Distribution  Amount remaining after the distributions, if any, described in clause (b)(ii)(A) above shall be distributed concurrently as follows:

(a)     59.6230389345% of such amount shall be distributed as follows:

(1)     first, to the Class I-A-4  Certificates  and Class I-A-17  Certificates,  on a pro rata basis until the
                             Certificate  Principal  Balances of the Class I-A-4  Certificates and Class I-A-17
                             Certificates  have  been  reduced  to zero,  in an  amount  equal  to the  Lockout
                             Percentage  of the Class I-A-4  Certificates  and Class I-A-17  Certificates'  pro
                             rata share (based on the aggregate  Certificate Principal Balance thereof relative to the aggregate  Stated  Principal  Balance of the Mortgage Loans in Loan Group I
                             (other than the Discount  Fractions of the Discount  Mortgage  Loans in Loan Group
                             I)) of the  aggregate of the  collections  described in clauses (A), (B), (C), (D)
                             and (E) (net of amounts  set forth in clause (F)) of Section  4.02(a)(ii)(Y)  with respect to Loan Group I,  without  application  of the  Senior  Percentage  or the
                             Senior  Accelerated   Distribution  Percentage  with  respect  to  Loan  Group  I;
                             provided,  however, that if the aggregate of the amounts set forth in clauses (A),
                             (B),  (C),  (D) and (E) (net of  amounts  set  forth  in  clause  (F)) of  Section
                             4.02(a)(ii)(Y)  with  respect  to Loan  Group I is more  than the  balance  of the
                             Available  Distribution  Amount  remaining after the Senior Interest  Distribution
                             Amount and the Class A-P Principal  Distribution Amount with respect to Loan Group
                             I have been  distributed,  the amount  paid to the Class  I-A-4  Certificates  and
                             Class I-A-17 Certificates pursuant to this Section  4.02(b)(ii)(B)(a)(1)  shall be reduced  by an  amount  equal to the Class  I-A-4  Certificates  and Class  I-A-17
                             Certificates'  pro  rata  share  (based  on the  aggregate  Certificate  Principal
                             Balance of the Class I-A-4 Certificates and Class I-A-17 Certificates  relative to the aggregate  Certificate  Principal  Balance of the Group I Senior  Certificates
                             (other than the Class I-A-P Certificates)) of such difference;

(2)     second, concurrently, as follows:

a.      83.6652216884%  of the  amount  remaining  after  the  distributions,  if  any,  described  in  Section
                                    4.02(b)(ii)(B)(a)(1), as follows:

1)      first, an amount up to $1,000 for each  Distribution  Date to the Class I-A-1  Certificates,  until the
                                           Certificate Principal Balance thereof has been reduced to zero; and

2)      second, an amount up to $844,925 for each Distribution Date, as follows:

a)      first,  an amount up to $765,000  to the Class  I-A-3  Certificates,  until the  Certificate  Principal
                                                     Balance thereof has been reduced to zero;

b)      second,  to the Class I-A-5  Certificates,  until the  Certificate  Principal  Balance thereof has been reduced to zero; and

c)      third,  to the Class I-A-3  Certificates,  until the  Certificate  Principal  Balance  thereof has been reduced to zero;

3)      third,  to the Class I-A-1  Certificates,  until the  Certificate  Principal  Balance  thereof has been reduced to zero; and

4)      fourth,  sequentially to the Class I-A-5 Certificates and Class I-A-3  Certificates,  in that order, in each case until the Certificate  Principal  Balance thereof has been reduced to zero;

b.      16.3347783116%  of the  amount  remaining  after  the  distributions,  if  any,  described  in  Section
                                    4.02(b)(ii)(B)(a)(1), as follows:

1)      first, an amount up to $1,000 for each  Distribution Date to the Class I-A-13  Certificates,  until the
                                           Certificate Principal Balance thereof has been reduced to zero;

2)      second,  an amount up to $160,635 for each Distribution  Date to the Class I-A-12  Certificates,  until the Certificate Principal Balance thereof has been reduced to zero;

3)      third,  to the Class I-A-13  Certificates,  until the  Certificate  Principal  Balance thereof has been reduced to zero; and

4)      fourth,  to the Class I-A-12  Certificates,  until the Certificate  Principal  Balance thereof has been reduced to zero;

(3)     third,  to the Class I-A-7  Certificates,  until the  Certificate  Principal  Balance  thereof has been reduced to zero; and

(4)     fourth,  to the  Class  I-A-4  Certificates  and  Class  I-A-17  Certificates,  on a pro rata  basis in accordance  with  their  respective  Certificate  Principal  Balances,  until  the
                             Certificate Principal Balances thereof have been reduced to zero;

(b)     30.7539096600%  of the balance of the Senior Principal  Distribution  Amount for Loan Group I remaining after the  distributions,  if any,  described  in Section  4.02(b)(ii)(A),  in the  following manner and priority:

(1)     first,  to the Class I-A-10  Certificates,  until the  Certificate  Principal  Balance thereof has been reduced to zero, in an amount equal to the Lockout  Percentage of the Class I-A-10
                             Certificates'  pro rata share (based on the Certificate  Principal Balance thereof relative to the aggregate Stated  Principal  Balance of the Mortgage Loans in Loan
                             Group I (other than the Discount  Fractions of the Discount Mortgage Loans in Loan
                             Group I)) of the aggregate of the collections  described in clauses (A), (B), (C),
                             (D) and (E) (net of amounts  set forth in clause  (F)) of  Section  4.02(a)(ii)(Y)
                             with respect to Loan Group I, without  application of the Senior Percentage or the
                             Senior  Accelerated   Distribution  Percentage  with  respect  to  Loan  Group  I;
                             provided,  however, that if the aggregate of the amounts set forth in clauses (A),
                             (B),  (C),  (D) and (E) (net of  amounts  set  forth  in  clause  (F)) of  Section
                             4.02(a)(ii)(Y)  with  respect  to Loan  Group I is more  than the  balance  of the
                             Available  Distribution  Amount  remaining after the Senior Interest  Distribution
                             Amount and the Class A-P Principal  Distribution Amount with respect to Loan Group
                             I have  been  distributed,  the  amount  paid  to the  Class  I-A-10  Certificates pursuant to this Section  4.02(b)(ii)(B)(b)(1) shall be reduced by an amount equal to the  Class  I-A-10  Certificates'  pro rata  share  (based  on the  Certificate
                             Principal  Balance of the Class  I-A-10  Certificates  relative  to the  aggregate
                             Certificate  Principal Balance of the Group I Senior  Certificates (other than the
                             Class I-A-P Certificates)) of such difference;

(2)     second,  an amount up to $1,000 for each  Distribution  Date to the Class I-A-8  Certificates and Class
                             I-A-16  Certificates,  on a pro rata basis in  accordance  with  their  respective
                             Certificate  Principal Balances,  until the Certificate Principal Balances thereof have been reduced to zero;

(3)     third, an amount up to $401,650 for each Distribution Date to the Class I-A-11 Certificates,  until the
                             Certificate Principal Balance thereof has been reduced to zero;

(4)     fourth,  to the  Class  I-A-8  Certificates  and  Class  I-A-16  Certificates,  on a pro rata  basis in accordance  with  their  respective  Certificate  Principal  Balances,  until  the
                             Certificate Principal Balances thereof have been reduced to zero;

(5)     fifth,  to the Class I-A-11  Certificates,  until the  Certificate  Principal  Balance thereof has been reduced to zero; and

(6)     sixth,  to the Class I-A-10  Certificates,  until the  Certificate  Principal  Balance thereof has been reduced to zero; and

(c)     9.6230514055%  of the balance of the Senior  Principal  Distribution  Amount for Loan Group I remaining after the  distributions,  if any,  described in Section  4.02(b)(ii)(A)  to the Class I-A-15
                  Certificates, until the Certificate Principal Balance thereof has been reduced to zero.

(c)     For the Group II Senior Certificates, prior to the occurrence of the Credit Support Depletion Date:

(i)     the Class A-P Principal  Distribution Amount for Loan Group II shall be distributed to the Class II-A-P
    Certificates, until the Certificate Principal Balance thereof has been reduced to zero; and

(ii)    an amount equal to the Senior Principal  Distribution  Amount for Loan Group II shall be distributed as follows:

(A)      first, to the Class R-II Certificates and Class R-III Certificates,  on a pro rata basis in accordance with their respective  Certificate  Principal Balances,  until the Certificate Principal Balances of those classes have been reduced to zero; and

(B)       second, to the Class II-A-1  Certificates,  until the Certificate  Principal Balance thereof has been reduced to zero.

(d)     Notwithstanding  Section 4.02(b) and Section  4.02(c),  on or after the Credit Support  Depletion Date, the Senior  Principal  Distribution  Amount for the related  Loan Group will be  distributed  to the  remaining
Senior  Certificates in the related  Certificate  Group (other than the related Class A-P  Certificates and the related  Class  A-V  Certificates)  pro  rata in  accordance  with  their  respective  outstanding  Certificate
Principal Balances.

(e)     After the reduction of the Certificate  Principal  Balances of all Classes of Senior  Certificates of a
Certificate  Group  (other than the related  Class A-P  Certificates)  to zero but prior to the Credit  Support
Depletion Date, such Senior  Certificates  (other than the related Class A-P Certificates)  will be entitled to no further  distributions  of  principal  thereon  and the  applicable  Available  Distribution  Amount will be distributed  solely to the holders of the related Class A-P  Certificates,  the related Class A-V  Certificates and the  Subordinate  Certificates,  in each case as  described  herein or as  otherwise  provided  in  Section
4.02(m).

(f)     In addition to the  foregoing  distributions,  with respect to any  Subsequent  Recoveries,  the Master
Servicer  shall  deposit such funds into the  Custodial  Account  pursuant to Section  3.07(b)(iii).  If, after taking into account such Subsequent  Recoveries,  the amount of a Realized Loss is reduced,  the amount of such
Subsequent  Recoveries  will be  applied  to  increase  the  Certificate  Principal  Balance  of the  Class  of
Subordinate  Certificates  with a  Certificate  Principal  Balance  greater than zero with the highest  payment priority to which  Realized  Losses  have been  allocated,  but not by more than the amount of Realized  Losses previously  allocated  to that Class of  Certificates  pursuant to Section  4.05.  The amount of any  remaining
Subsequent  Recoveries will be applied to increase from zero the Certificate  Principal Balance of the Class of related  Certificates  with the next lower payment  priority,  up to the amount of Realized  Losses  previously allocated to that Class of  Certificates  pursuant to Section 4.05. Any remaining  Subsequent  Recoveries  will in turn be  applied  to  increase  from  zero  the  Certificate  Principal  Balance  of the  Class  of  related
Certificates with the next lower payment priority up to the amount of Realized Losses  previously  allocated to that Class of  Certificates  pursuant to Section  4.05,  and so on.  Holders of such  Certificates  will not be entitled to any payment in respect of Accrued  Certificate  Interest  on the amount of such  increases  for any
Interest Accrual Period  preceding the Interest  Accrual Period that relates to the Distribution  Date on which such  increase  occurs.  Any such  increases  shall be applied  to the  Certificate  Principal  Balance of each
Certificate of such Class in accordance with its respective Percentage Interest.

(g)     On each  Distribution  Date,  the related Yield  Maintenance  Payment will be  distributed to the Class
I-A-1,  Class I-A-5,  Class I-A-8, Class I-A-13 and Class I-A-16  Certificates,  as applicable,  as part of the
Accrued Certificate Interest thereon.

(h)     Each distribution with respect to a Book-Entry  Certificate shall be paid to the Depository,  as Holder thereof,  and the Depository shall be solely  responsible for crediting the amount of such  distribution to the
accounts  of  its  Depository   Participants  in  accordance  with  its  normal  procedures.   Each  Depository
Participant  shall  be  responsible  for  disbursing  such  distribution  to the  Certificate  Owners  that  it represents  and to each  indirect  participating  brokerage  firm (a  "brokerage  firm")  for  which it acts as agent.  Each  brokerage  firm shall be  responsible  for  disbursing  funds to the  Certificate  Owners that it represents.  None of the Trustee,  the  Certificate  Registrar,  the Company or the Master  Servicer shall have any responsibility therefor.

(i)     Except as otherwise provided in Section 9.01 of the Standard Terms, if the Master Servicer  anticipates that a final  distribution  with  respect to any Class of  Certificates  will be made on a future  Distribution
Date,  the Master  Servicer  shall,  no later than 40 days prior to such final  Distribution  Date,  notify the
Trustee  and the  Trustee  shall,  not  earlier  than the 15th day and not later than the 25th day of the month next preceding the month of such final  distribution,  distribute,  or cause to be distributed,  to each Holder of such  Class of  Certificates  a notice  to the  effect  that:  (i) the  Trustee  anticipates  that the final distribution  with respect to such Class of Certificates  will be made on such  Distribution Date but only upon presentation  and  surrender  of such  Certificates  at the  office of the  Trustee or as  otherwise  specified therein,  and (ii) no  interest  shall  accrue  on such  Certificates  from and  after  the end of the  related
Interest  Accrual  Period.  In the event that  Certificateholders  required  to  surrender  their  Certificates pursuant to Section  9.01(c) do not surrender  their  Certificates  for final  cancellation,  the Trustee shall cause funds  distributable  with respect to such Certificates to be withdrawn from the Certificate  Account and credited  to a separate  escrow  account  for the  benefit of such  Certificateholders  as  provided in Section
9.01(d).

(j)     On any  Distribution  Date prior to the  occurrence of the Credit  Support  Depletion  Date that occurs after the  reduction of the  aggregate  Certificate  Principal  Balance of the Group I Senior  Certificates  or
Group II Senior  Certificates  to zero, the  outstanding  Certificates  relating to the other of Group I Senior
Certificates  or Group  II  Senior  Certificates,  as  applicable,  will be  entitled  to  receive  100% of the mortgagor  prepayments on the Mortgage Loans in the Loan Group related to the  Certificate  Group that has been reduced to zero.  Such  amounts  allocated  to a  Certificate  Group  shall be  treated as part of the  related
Available  Distribution  Amount and distributed as part of the related Senior Principal  Distribution Amount in accordance with the priorities set forth in Section  4.02(b) or 4.02(c) above,  as applicable,  in reduction of
such  Certificate  Principal  Balances.   Notwithstanding  the  foregoing,  the  remaining  Certificates  in  a
Certificate  Group will not be entitled to receive  mortgagor  prepayments  on the  Mortgage  Loans in the Loan
Group  related to the  Certificate  Group that has been reduced to zero if the  following  two  conditions  are satisfied:  (1) the weighted  average of the  Subordinate  Percentages  for both Loan Group I and Loan Group II for such  Distribution  Date,  weighted on the basis of the Stated Principal  Balances of the Mortgage Loans in
the related Loan Group, is at least two times the weighted average of the initial  Subordinate  Percentages for both such Loan  Groups,  calculated  on that basis and (2) the  outstanding  principal  balance of the Mortgage
Loans in both Loan Groups  delinquent  60 days or more  averaged  over the last six months,  as a percentage of the aggregate  outstanding  Certificate Principal Balance of the Class M Certificates and Class B Certificates,
is less than 50%.

(k)     For any  Undercollateralized  Certificate  Group  relating  to Loan  Group  I or Loan  Group  II on any
Distribution  Date prior to the Credit Support Depletion Date (i) 100% of the mortgagor  prepayments  allocable to the Class M Certificates  and Class B Certificates on the Mortgage Loans in the non-related  Loan Group will be distributed to such  Undercollateralized  Certificate  Group in accordance  with the priorities set forth in
Section 4.02(b) or 4.02(c) above,  as applicable,  for the related Senior  Principal  Distribution  Amount,  in reduction of the aggregate Certificate Principal Balance of such  Undercollateralized  Certificate Group, until such aggregate  Certificate  Principal  Balance equals the aggregate Stated  Principal  Balance of the Mortgage
Loans in the related  Loan Group and (ii) an amount equal to one month's  interest at the related  Discount Net
Mortgage  Rate on the  related  Undercollateralized  Amount  will  be  distributed  from  that  portion  of the
Available  Distribution  Amount for a non-related  Loan Group that would be otherwise  allocable to the Class M
Certificates  and Class B  Certificates,  in the following  priority:  first to pay any unpaid interest on such
Undercollateralized  Certificate  Group, pro rata, and then to pay principal thereon in the manner described in clause (i) above.

Section  4.03         Statements  to  Certificateholders;  Statements  to the Rating  Agencies;  Exchange  Act
Reporting. (See Section 4.03 of the Standard Terms)

Section  4.04         Distribution  of  Reports  to the  Trustee  and  the  Company;  Advances  by the  Master
Servicer. (See Section 4.04 of the Standard Terms)

Section  4.05         Allocation of Realized Losses.

        Prior to each  Distribution  Date,  the Master  Servicer  shall  determine the total amount of Realized
Losses,  if any, that resulted  from any Cash  Liquidation,  Servicing  Modification,  Debt Service  Reduction,
Deficient  Valuation or REO Disposition that occurred during the related  Prepayment  Period or, in the case of a Servicing  Modification  that  constitutes a reduction of the interest rate on a Mortgage Loan, the amount of the  reduction in the  interest  portion of the Monthly  Payment due during the related Due Period.  The amount of each Realized Loss shall be evidenced by an Officers'  Certificate.  All Realized  Losses on Mortgage  Loans
shall be allocated to the Certificates:  first, to the Class B-3 Certificates,  until the Certificate Principal
Balance  thereof  has been  reduced  to zero;  second,  to the Class B-2  Certificates,  until the  Certificate
Principal  Balance  thereof  has been  reduced  to zero;  third,  to the  Class  B-1  Certificates,  until  the
Certificate  Principal Balance thereof has been reduced to zero;  fourth, to the Class M-3 Certificates,  until the  Certificate  Principal  Balance thereof has been reduced to zero;  fifth,  to the Class M-2  Certificates, until  the  Certificate  Principal  Balance  thereof  has  been  reduced  to  zero;  sixth,  to the  Class  M-1
Certificates,  until the Certificate  Principal Balance thereof has been reduced to zero; and,  thereafter,  if any such Realized Loss is on a Discount  Mortgage  Loan,  to the related  Class A-P  Certificates  in an amount equal to the related  Discount  Fraction of the principal  portion of the Realized  Loss until the  Certificate
Principal  Balance of such Class A-P  Certificates has been reduced to zero, and the remainder of such Realized
Losses on the Discount  Mortgage Loans in the related Loan Group and the entire amount of such Realized  Losses on  Non-Discount  Mortgage  Loans in the  related  Loan  Group will be  allocated  among (i) the Group I Senior
(other than the Class I-A-P  Certificates)  and, in the case of the interest portion of such Realized Loss, the
Class  I-A-V  Certificates  (in the  case of a Group I Loan)  on a pro  rata  basis,  provided,  however,  that
Realized Losses otherwise  allocable to the Super Senior  Certificates  will be allocated to the Senior Support
Certificates  until the Certificate  Principal  Balance of the Senior Support  Certificates has been reduced to zero, and (ii) the Group II Senior  Certificates  (other than the Class II-A-P  Certificates)  and, in the case of the interest  portion of such Realized Loss,  Class II-A-V  Certificates (in the case of a Group II Loan) on a pro rata basis, as described below.

        As used herein,  an  allocation  of a Realized  Loss on a "pro rata basis" among two or more  specified
Classes of Certificates  means an allocation on a pro rata basis,  among the various  Classes so specified,  to each such Class of Certificates on the basis of their then  outstanding  Certificate  Principal  Balances prior to giving effect to distributions  to be made on such  Distribution  Date in the case of the principal  portion of a Realized Loss or based on the Accrued  Certificate  Interest  thereon  payable from the related Loan Group in respect of such  Distribution Date (without regard to any Compensating  Interest  allocated to the Available
Distribution  Amount of such Loan Group for such  Distribution  Date) in the case of an  interest  portion of a
Realized  Loss.  Except as provided in the following  sentence,  any  allocation  of the  principal  portion of
Realized Losses (other than Debt Service  Reductions) to a Class of Certificates  shall be made by reducing the
Certificate  Principal  Balance thereof by the amount so allocated,  which  allocation  shall be deemed to have occurred on such  Distribution  Date;  provided that no such reduction  shall reduce the aggregate  Certificate
Principal  Balance of the  Certificates in the  Certificate  Group related to Loan Group I or Loan Group II, as applicable,  below the  aggregate  Stated  Principal  Balance of the Mortgage  Loans in the related Loan Group.
Any  allocation  of the  principal  portion of Realized  Losses  (other than Debt  Service  Reductions)  to the
Subordinate  Certificates  then  outstanding  with  the  Lowest  Priority  shall  be made by  operation  of the definition  of  "Certificate  Principal  Balance"  and by  operation  of the  provisions  of  Section  4.02(a).
Allocations  of the interest  portions of Realized  Losses  (other than any interest rate  reduction  resulting from a Servicing  Modification) shall be made in proportion to the amount of Accrued  Certificate  Interest and by operation of the  definition  of "Accrued  Certificate  Interest"  and by  operation  of the  provisions  of
Section  4.02(a).  Allocations  of the interest  portion of a Realized  Loss  resulting  from an interest  rate reduction in connection with a Servicing  Modification  shall be made by operation of the provisions of Section
4.02(a).  Allocations  of the principal  portion of Debt Service  Reductions  shall be made by operation of the provisions of Section  4.02(a).  All Realized Losses and all other losses  allocated to a Class of Certificates hereunder will be allocated  among the  Certificates  of such Class in proportion to the  Percentage  Interests evidenced  thereby;  provided that if any Subclasses of the Class A-V Certificates have been issued pursuant to
Section  5.01(c),  such  Realized  Losses and other  losses  allocated to the Class A-V  Certificates  shall be allocated  among such  Subclasses in  proportion  to the  respective  amounts of Accrued  Certificate  Interest payable on such Distribution Date that would have resulted absent such reductions.

Section  4.06         Reports of Foreclosures and Abandonment of Mortgaged Property.  (See Section 4.06 of
the Standard Terms)

Section  4.07         Optional Purchase of Defaulted Mortgage Loans.  (See Section 4.07 of the Standard Terms)

Section  4.08         Surety Bond.  (See Section 4.08 of the Standard Terms)

Section  4.09         Reserve Fund.

        (a)    On or before the Closing  Date,  the  Trustee  shall  establish a Reserve  Fund on behalf of the
Holders of the Class  I-A-1,  Class  I-A-5,  Class  I-A-8,  Class  I-A-13 and Class  I-A-16  Certificates.  The
Reserve Fund must be an Eligible  Account.  The Reserve Fund shall be entitled  "Reserve  Fund,  Deutsche  Bank
Trust Company Americas,  as Trustee for the benefit of holders of Residential  Accredit Loans,  Inc.,  Mortgage
Asset-Backed  Pass-Through  Certificates,  Series  2006-QS9".  The Trustee  shall  demand  payment of all money payable by the Yield  Maintenance  Agreement  Provider  under the  related  Yield  Maintenance  Agreement.  The
Trustee  shall  deposit in the Reserve Fund all payments  received by it from the Yield  Maintenance  Agreement
Provider pursuant to the related Yield  Maintenance  Agreement.  On each  Distribution  Date, the Trustee shall remit amounts received by it from the Yield Maintenance  Agreement  Provider to the Holders of the Class I-A-1,
Class I-A-5, Class I-A-8,  Class I-A-13 and Class I-A-16  Certificates,  as applicable,  in the manner provided in Section 4.02(g) as it is directed by the Master Servicer.

        (b)    The  Reserve  Fund is an  "outside  reserve  fund"  within the  meaning of  Treasury  Regulation
§1.860G-2(h)  and shall be an asset of the Trust Fund but not an asset of any  2006-QS9  REMIC.  The Trustee on behalf of the Trust shall be the nominal owner of the Reserve  Fund.  Deutsche Bank  Securities  Inc.  shall be the  beneficial  owner of the Reserve  Fund,  subject to the power of the Trustee to  distribute  amounts under
Section  4.02(g).  Amounts in the Reserve Fund shall be held  uninvested in a trust account of the Trustee with no liability for interest or other compensation thereon.

                                                   ARTICLE V
                                               THE CERTIFICATES

                                     (See Article V of the Standard Terms)

                                                   ARTICLE VI
                                      THE COMPANY AND THE MASTER SERVICER

Section  6.01         Respective Liabilities of the Company and Master Servicer.  (See Section 6.01 of the
Standard Terms.)

Section  6.02         Merger or Consolidation of the Company or Master Servicer; Assignment of Rights and
Delegation of Duties by the Master Servicer.

(a)        (See Section 6.02(a) of the Standard Terms).

(b)     Any Person into which the Company or the Master  Servicer  may be merged or  converted or with which it may be  consolidated,  or any Person  resulting  from any  merger,  conversion  or  consolidation  to which the
Company or the Master  Servicer  shall be a party,  or any Person  succeeding to the business of the Company or the  Master  Servicer,  shall be the  successor  of the  Company or the  Master  Servicer,  as the case may be, hereunder,  without the  execution  or filing of any paper or any further act on the part of any of the parties hereto,  anything  in this  Section  6.02(b)  to the  contrary  notwithstanding;  provided,  however,  that the successor or surviving  Person to the Master  Servicer  shall be qualified to service  mortgage loans on behalf of Fannie Mae or Freddie Mac; and provided  further that each Rating Agency's  ratings,  if any, of the Senior,
Class M or Class B  Certificates  in  effect  immediately  prior to such  merger or  consolidation  will not be qualified,  reduced or withdrawn as a result  thereof (as evidenced by a letter to such effect from each Rating
Agency).

(c)        (See Section 6.02(c) of the Standard Terms).

(d)        Notwithstanding  anything else in this Section 6.02 to the contrary,  the  conversion of Residential
Funding  Corporation's  or  Residential  Accredit  Loans,  Inc.'s  organizational  structure  from  a  Delaware corporation  to a limited  liability  company shall not require the consent of any party or notice to any party and shall not in any way affect the rights or  obligations of  Residential  Funding  Corporation or Residential
Accredit Loans, Inc. hereunder.

Section  6.03         Limitation on Liability of the Company, Master Servicer and Others.  (See Section 6.03
of the Standard Terms.)

Section  6.04         Company and Master Servicer Not to Resign.  (See Section 6.04 of the Standard Terms.)

                                                  ARTICLE VII
                                                    DEFAULT

                                    (See Article VII of the Standard Terms)

                                                  ARTICLE VIII
                                            CONCERNING THE TRUSTEE

                                   (See Article VIII of the Standard Terms)

                                                   ARTICLE IX
                             TERMINATION OR OPTIONAL PURCHASE OF ALL CERTIFICATES

Section  9.01         Optional Purchase by the Master Servicer of All Certificates; Termination Upon Purchase
by the Master Servicer or Liquidation of All Mortgage Loans.

        (a)    (See Section 9.01(a) of the Standard Terms)

        (b)    (See Section 9.01(b) of the Standard Terms)

        (c)    (See Section 9.01(c) of the Standard Terms)

        (d)    (See Section 9.01(d) of the Standard Terms)

        (e)    Upon  termination  of the Trust Fund pursuant to this Section 9.01, the Trustee on behalf of the
Trust Fund shall,  under documents  prepared by the Master Servicer or Holders of the Class I-A-1, Class I-A-5,
Class I-A-8, Class I-A-13 and Class I-A-16  Certificates,  assign without recourse,  representation or warranty all the  right,  title  and  interest  of the  Trustee  and the  Trust  Fund in and to each  Yield  Maintenance
Agreement to Deutsche Bank Securities Inc.

Section  9.02         Additional Termination Requirements.  (See Section 9.02 of the Standard Terms).

Section  9.03         Termination of Multiple REMICs.  (See Section 9.03 of the Standard Terms).

                                                   ARTICLE X
                                               REMIC PROVISIONS

Section  10.01        REMIC Administration.  (See Section 10.01 of the Standard Terms)

Section  10.02        Master Servicer; REMIC Administrator and Trustee Indemnification.  (See Section 10.02
of the Standard Terms)

Section  10.03        Designation of REMICs.

        The REMIC  Administrator shall make an election to treat the entire segregated pool of assets described in the definition of REMIC I, and subject to this Agreement  (including the Mortgage  Loans) as a REMIC ("REMIC
I") for  federal  income tax  purposes.  The REMIC  Administrator  shall make an  election  to treat the entire segregated pool of assets  comprised of the  Uncertificated  REMIC I Regular  Interests as a REMIC ("REMIC II")
for  federal  income  tax  purposes.  The REMIC  Administrator  shall  make an  election  to treat  the  entire segregated pool of assets comprised of the  Uncertificated  REMIC II Regular Interests as a REMIC ("REMIC III")
for federal income tax purposes.

        The Uncertificated  REMIC I Regular Interests will be "regular  interests" in REMIC I and the Class R-I
Certificates  will be the sole class of "residual  interests"  in REMIC I for purposes of the REMIC  Provisions
(as defined  herein) under the federal income tax law. The  Uncertificated  REMIC II Regular  Interests will be
"regular interests" in REMIC II and the Class R-II Certificates will be the sole class of "residual  interests"
in REMIC II for purposes of the REMIC Provisions (as defined herein) under the federal income tax law.

        The Class I-A-1  (exclusive  of any rights to payment of amounts  received  pursuant to the Class I-A-1
Yield Maintenance  Agreement),  Class I-A-2,  Class I-A-3, Class I-A-4, Class I-A-5 (exclusive of any rights to payment of amounts  received  pursuant to the Class I-A-5 Yield  Maintenance  Agreement),  Class  I-A-6,  Class
I-A-7,  Class I-A-8  (exclusive  of any rights to payment of amounts  received  pursuant to the Class I-A-8 and
Class I-A-16 Yield  Maintenance  Agreement),  Class I-A-9,  Class  I-A-10,  Class I-A-11,  Class I-A-12,  Class
I-A-13  (exclusive of any rights to payment of amounts received  pursuant to the Class I-A-13 Yield Maintenance
Agreement),  Class I-A-14,  Class I-A-15,  Class I-A-16 (exclusive of any rights to payment of amounts received pursuant to the Class I-A-8 and Class I-A-16 Yield Maintenance  Agreement),  Class I-A-17,  Class II-A-1, Class
I-A-P,  Class II-A-P,  Class M-1, Class M-2, Class M-3, Class B-1, Class B-2 and Class B-3 Certificates and the
Uncertificated  REMIC III  Regular  Interests  Z, the rights in and to which will be  represented  by the Class
I-A-V  Certificates  and Class II-A-V  Certificates,  will be "regular  interests"  in REMIC III, and the Class
R-III  Certificates  will be the  sole  class  of  "residual  interests"  therein  for  purposes  of the  REMIC
Provisions  (as  defined  herein)  under  federal  income  tax law.  On and after the date of  issuance  of any
Subclass of Class I-A-V  Certificates  or Class  II-A-V  Certificates  pursuant  to Section  5.01(c),  any such
Subclass will  represent the  Uncertificated  REMIC III Regular  Interest or Interests Z1 or Z2, as applicable, specified by the initial Holder of the Class I-A-V Certificates or Class II-A-V  Certificates  pursuant to said
Section.

Section  10.04        Distributions on the Uncertificated REMIC I and REMIC II Regular Interests.

(a)     On each  Distribution  Date the Trustee shall be deemed to  distribute to itself,  as the holder of the
Uncertificated  REMIC I Regular Interests,  the Uncertificated  REMIC I Distribution  Amount in the amounts and with the priorities set forth in the definition thereof.

        (b)On each  Distribution  Date the Trustee shall be deemed to  distribute  to itself,  as the holder of the  Uncertificated  REMIC II  Regular  Interests,  the  amounts  deemed  received  by REMIC II in  respect  of distributions on the Uncertificated  REMIC I Regular Interests (the  "Uncertificated  REMIC II Regular Interest
Distribution  Amounts") in the following order of priority to the extent of the related Available  Distribution
Amount, as reduced by distributions made to the Class R-II Certificates pursuant to Section 4.02(a)

               (i)    Uncertificated  Accrued  Interest on the  Uncertificated  REMIC II Regular  Interests for
        such  Distribution  Date, plus any  Uncertificated  Accrued Interest thereon  remaining unpaid from any previous Distribution Date; and

               (ii)   In  accordance  with the priority set forth in Section  10.04(c),  an amount equal to the sum of the amounts in respect of principal  distributable on each Class of Certificates (other than the
        Class R-I Certificates and the Class R-II  Certificates)  under Section 4.02(a),  as allocated  thereto pursuant to Section 4.02(b).

        (c)The amount  described in Section  10.04(b)(ii)  shall be deemed  distributed  to (i)  Uncertificated
REMIC II Regular Interest R, (ii)  Uncertificated  REMIC II Regular Interest S, (iii)  Uncertificated  REMIC II
Regular  Interest  T, (iv)  Uncertificated  REMIC II Regular  Interest U, (v)  Uncertificated  REMIC II Regular
Interest V, (vi)  Uncertificated  REMIC II Regular Interest W, (vii)  Uncertificated  REMIC II Regular Interest
I-A-P-M,  (viii)  Uncertificated  REMIC II Regular  Interest  II-A-P-M,  (ix)  Uncertificated  REMIC II Regular
Interest X, (x) Uncertificated  REMIC II Regular Interest Y and (xi) Uncertificated  REMIC II Regular Interests
Z, with the amount to be distributed  allocated among such interests in accordance  with the priority  assigned to each Related Class of  Certificates  under Section  4.02(b) until the  Uncertificated  Principal  Balance of each such interest is reduced to zero.

        (d)The amount described in Section  10.04(b)(ii)  shall be deemed  distributed by REMIC II to REMIC III in accordance with the priority  assigned to the REMIC III Certificates  relative to that assigned to the REMIC
II Certificates under Section 4.02(b)

        (e)In determining from time to time the Uncertificated REMIC I Regular Interest  Distribution  Amounts,
the  Uncertificated  REMIC II Regular  Interest  Distribution  Amounts  and  Uncertificated  REMIC III  Regular
Interest Z Distribution Amounts:

               (i)    Realized Losses allocated to the Class I-A-V  Certificates and Class II-A-V  Certificates
        under Section 4.05 shall be deemed allocated to the  Uncertificated  REMIC III Regular Interests Z1 and
        the Uncertificated REMIC III Regular Interests Z2,  respectively,  pro rata according to the respective amounts of  Uncertificated  Accrued Interest that would have accrued on such  Uncertificated  REMIC III
        Regular  Interests Z for the  Distribution  Date for which such allocation is being made in the absence of such allocation;

               (ii)   Realized Losses allocated to the Class I-A-1  Certificates  and Class I-A-2  Certificates
        under Section 4.05 shall be deemed allocated to Uncertificated REMIC II Regular Interest R;

               (iii)  Realized  Losses  allocated to the Class I-A-3,  Class I-A-4,  Class I-A-7,  Class I-A-12
        and Class I-A-17  Certificates under Section 4.05 shall be deemed allocated to Uncertificated  REMIC II
        Regular Interest S;

               (iv)   Realized Losses allocated to the Class I-A-5  Certificates  and Class I-A-6  Certificates
        under Section 4.05 shall be deemed allocated to Uncertificated REMIC II Regular Interest T;

               (v)    Realized Losses allocated to the Class I-A-8,  Class I-A-9 and Class I-A-16  Certificates
        under Section 4.05 shall be deemed allocated to Uncertificated REMIC II Regular Interest U;

               (vi)   Realized   Losses   allocated  to  the  Class  I-A-10   Certificates   and  Class  I-A-11
        Certificates  under Section 4.05 shall be deemed allocated to Uncertificated  REMIC II Regular Interest
        V;

               (vii)  Realized   Losses   allocated  to  the  Class  I-A-13   Certificates   and  Class  I-A-14
        Certificates  under Section 4.05 shall be deemed allocated to Uncertificated  REMIC II Regular Interest
        W;

               (viii) Realized  Losses  allocated to the Class I-A-P  Certificates  under Section 4.05 shall be deemed allocated to Uncertificated REMIC II Regular Interest I-A-P-M;

               (ix)   Realized Losses  allocated to the Class II-A-P  Certificates  under Section 4.05 shall be deemed allocated to Uncertificated REMIC II Regular Interest II-A-P-M;

               (x)    Realized   Losses   allocated  to  the  Class  I-A-15,   Class  II-A-1  and  Class  R-III
        Certificates  under Section 4.05 shall be deemed allocated to Uncertificated  REMIC II Regular Interest
        X;

               (xi)   Realized  Losses  allocated to the Class M-1, Class M-2, Class M-3, Class B-1, Class B-2,
        and Class B-3  Certificates  under Section 4.05 shall be deemed  allocated to  Uncertificated  REMIC II
        Regular Interest Y; and

               (xii)  Realized  Losses deemed  allocated to the  Uncertificated  REMIC III Regular  Interests Z
        under clause (i), above, shall be deemed allocated,  in each case, to the related  Uncertificated REMIC
        II Regular Interest Z;

               (xiii) Realized  Losses  deemed  allocated to the  Uncertificated  REMIC II Regular  Interests Z
        under clause (xii),  above,  shall be deemed  allocated,  in each case,  to the related  Uncertificated
        REMIC I Regular Interest Z;

               (xiv)  Realized  Losses  deemed  allocated  to the  Uncertificated  REMIC  II  Regular  Interest
        I-A-P-M under clause (viii),  above,  shall be deemed allocated to the  Uncertificated  REMIC I Regular
        Interest I-A-P-L;

               (xv)   Realized  Losses  deemed  allocated  to the  Uncertificated  REMIC  II  Regular  Interest
        II-A-P-M under clause (ix),  above,  shall be deemed  allocated to the  Uncertificated  REMIC I Regular
        Interest II-A-P-L; and

               (xvi)  Realized  Losses  on each Loan  Group  shall be deemed  allocated  to the  Uncertificated
        REMIC I Regular  Interests  X-I,  Y-I, X-II and Y-II as follows:  (1) the interest  portion of Realized
        Losses on Group I Loans, if any, less any such amounts deemed allocated to the  Uncertificated  REMIC I
        Regular Interests Z1 under clause (xiii),  above, shall be allocated among the  Uncertificated  REMIC I
        Regular  Interests  X-I and Y-I,  pro rata  according  to the  amount of  interest  accrued  but unpaid thereon,  in reduction  thereof;  and (2) the interest portion of Realized Losses on Group II Loans, if any, less any such amounts deemed allocated to the  Uncertificated  REMIC I Regular  Interests Z2 under clause (xiii),  above, shall be allocated among the  Uncertificated  REMIC I Regular Interests X-II and
        Y-II, pro rata according to the amount of interest  accrued but unpaid thereon,  in reduction  thereof.
        Any  interest  portion  of such  Realized  Losses in excess of the  amount  allocated  pursuant  to the preceding  sentence shall be treated as a principal  portion of Realized Losses not attributable to any specific  Mortgage  Loan in such Loan Group and allocated  pursuant to the  succeeding  sentences.  The principal  portion  of  Realized  Losses  with  respect to each Loan Group  shall be  allocated  to the
        Uncertificated  REMIC I Regular  Interests  X-I,  Y-I,  X-II and Y-II,  as follows:  (1) the  principal portion  of  Realized  Losses  on  Group I  Loans,  less  any  such  amounts  deemed  allocated  to the
        Uncertificated REMIC I Regular Interest I-A-P-L under clause (viii), above, shall be allocated,  first, to the  Uncertificated  REMIC I Regular  Interest  X-I,  to the  extent  of the  REMIC I X-I  Principal
        Reduction  Amount in  reduction  of the  Uncertificated  Principal  Balance  thereof,  and second,  the remainder,  if any,  of such  principal  portion of such  Realized  Losses  shall be  allocated  to the
        Uncertificated  REMIC I Regular  Interest  Y-I in  reduction of the  Uncertificated  Principal  Balance thereof;  and (2) the  principal  portion of Realized  Losses on Group II Loans,  less any such amounts deemed  allocated to the  Uncertificated  REMIC I Regular Interest  II-A-P-L under clause (ix),  above, shall be allocated,  first, to the  Uncertificated  REMIC I Regular  Interest X-II to the extent of the
        REMIC I X-II Principal  Reduction Amount in reduction of the Uncertificated  Principal Balance thereof, and  second,  the  remainder,  if any,  of such  principal  portion of such  Realized  Losses  shall be allocated to the  Uncertificated  REMIC I Regular  Interest  Y-II in  reduction  of the  Uncertificated
        Principal Balance thereof.

        (f)On each  Distribution  Date the  Trustee  shall be deemed  to  distribute  from  REMIC  III,  in the priority set forth in Sections  4.02(a) and (b), to the Holders of each Class of  Certificates  (other than the
Class  R-I  Certificates  and  the  Class  R-II  Certificates)  the  amounts  distributable  thereon  from  the
Uncertificated  REMIC II Regular Interest  Distribution  Amounts deemed to have been received by REMIC III from
REMIC II under this Section  10.04.  The amounts  deemed  distributed  hereunder  with respect to the Class A-V
Certificates  shall be deemed to have been  distributed  in respect  of the  Uncertificated  REMIC III  Regular
Interests Z in accordance  with their  respective  Uncertificated  REMIC III Regular  Interests Z  Distribution
Amounts, as such Uncertificated REMIC III Regular Interests Z comprise the related Class A-V Certificates.

        (g)Notwithstanding  the deemed  distributions on the  Uncertificated  REMIC I Regular Interests and the
Uncertificated  REMIC II Regular  Interests  described in this Section 10.04,  distributions  of funds from the
Certificate Account shall be made only in accordance with Section 4.02.

Section  10.05        Compliance with Withholding Requirements.

               Notwithstanding  any other  provision of this  Agreement,  the Trustee or any Paying  Agent,  as applicable,  shall comply with all federal withholding  requirements respecting payments to Certificateholders, including  interest or original  issue  discount  payments or advances  thereof  that the Trustee or any Paying
Agent,  as applicable,  reasonably  believes are applicable  under the Code. The consent of  Certificateholders shall not be required  for such  withholding.  In the event the  Trustee or any Paying  Agent,  as  applicable, does  withhold  any amount from  interest  or  original  issue  discount  payments  or advances  thereof to any
Certificateholder  pursuant  to  federal  withholding  requirements,  the  Trustee  or  any  Paying  Agent,  as applicable,  shall  indicate  the  amount  withheld  to such  Certificateholder  pursuant  to the terms of such requirements.

                                                   ARTICLE XI
                                           MISCELLANEOUS PROVISIONS

Section  11.01        Amendment.  (See Section 11.01 of the Standard Terms)

Section  11.02        Recordation of Agreement;  Counterparts.  (See Section 11.02 of the Standard Terms)

Section  11.03        Limitation on Rights of Certificateholders.  (See Section 11.03 of the Standard Terms)

Section  11.04        Governing Law.  (See Section 11.04 of the Standard Terms)

Section  11.05        Notices.  All demands and  notices  hereunder  shall be in writing and shall be deemed to have been duly given if  personally  delivered at or mailed by registered  mail,  postage  prepaid  (except for notices to the Trustee which shall be deemed to have been duly given only when  received),  to the  appropriate address for each recipient  listed in the table below or, in each case,  such other address as may hereafter be furnished in writing to the Master Servicer, the Trustee and the Company, as applicable:

---------------------------------- --------------------------------------------------------------
            Recipient                                         Address
---------------------------------- --------------------------------------------------------------
---------------------------------- --------------------------------------------------------------
Company                            8400 Normandale Lake Boulevard
                                   Suite 250, Minneapolis, Minnesota  55437,
                                   Attention:  President

---------------------------------- --------------------------------------------------------------
---------------------------------- --------------------------------------------------------------
Master Servicer                    2255 N. Ontario Street, Suite 400
                                   Burbank, California 91504-2130,
                                   Attention:  Managing Director/Master Servicing

---------------------------------- --------------------------------------------------------------
---------------------------------- --------------------------------------------------------------
Trustee                            Corporate Trust Office
                                   1761 East St. Andrew Place
                                   Santa Ana, California 92705-4934,
                                   Attention:  Residential Accredit Loans, Inc. Series 2006-QS9

                                   The Trustee designates its offices located at DB Services
                                   Tennessee, 648 Grassmere Park Road, Nashville, TN
                                   37211-3658, Attn: Transfer Unit, for the purposes of Section
                                   8.12 of the Standard Terms

---------------------------------- --------------------------------------------------------------
---------------------------------- --------------------------------------------------------------
Moody's Investors Service, Inc.    99 Church Street, 4th Floor
                                   New York, New York 10004

---------------------------------- --------------------------------------------------------------
---------------------------------- --------------------------------------------------------------
Fitch Ratings                      One State Street Plaza
                                   New York, New York 10041

---------------------------------- --------------------------------------------------------------
---------------------------------- --------------------------------------------------------------
Standard & Poor's Ratings          55 Water Street, 40th Floor
Services                           New York, NY 10041-0003

---------------------------------- --------------------------------------------------------------

Any notice  required  or  permitted  to be mailed to a  Certificateholder  shall be given by first  class mail, postage  prepaid,  at the address of such  holder as shown in the  Certificate  Register.  Any notice so mailed within the time prescribed in this Agreement shall be  conclusively  presumed to have been duly given,  whether or not the Certificateholder receives such notice.

Section  11.06        Required Notices to Rating Agency and Subservicer.  (See Section 11.06 of the Standard
Terms)

Section  11.07        Severability of Provisions. (See Section 11.07 of the Standard Terms)

Section  11.08        Supplemental Provisions for Resecuritization.  (See Section 11.08 of the Standard Terms)

Section  11.09        Allocation of Voting Rights.

               92.5% of the Voting  Rights shall be allocated  among  Holders of  Certificates,  other than the
Interest Only  Certificates and Class R Certificates,  in proportion to the outstanding  Certificate  Principal
Balances of their  respective  Certificates;  1.0% of the Voting Rights shall be allocated among the Holders of the Class I-A-2  Certificates  in accordance with their  respective  Percentage  Interests;  1.0% of the Voting
Rights  shall be  allocated  among the  Holders  of the Class  I-A-6  Certificates  in  accordance  with  their respective  Percentage  Interests;  1.0% of the Voting Rights shall be allocated among the Holders of the Class
I-A-9 Certificates in accordance with their respective  Percentage  Interests;  1.0% of the Voting Rights shall be  allocated  among the  Holders  of the  Class  I-A-14  Certificates  in  accordance  with  their  respective
Percentage  Interests;  1.0% of all Voting  Rights  shall be  allocated  among the  Holders of the Class  I-A-V
Certificates,  in accordance with their  respective  Percentage  Interests;  1.0% of all Voting Rights shall be allocated among the Holders of the Class II-A-V  Certificates,  in accordance with their respective  Percentage
Interests;  0.5% of all Voting Rights shall be allocated  among the Holders of the Class R-I  Certificates,  in accordance with their respective Percentage  Interests;  0.5% of all Voting Rights shall be allocated among the
Holders of the Class R-II Certificates,  in accordance with their respective Percentage Interests;  and 0.5% of all Voting Rights shall be allocated  among the Holders of the Class R-III  Certificates,  in  accordance  with their respective Percentage Interest.

Section  11.010       No Petition.

               The  Depositor,  Master  Servicer and the Trustee,  by entering  into this  Agreement,  and each
Certificateholder,  by  accepting  a  Certificate,  hereby  covenant  and agree  that they will not at any time institute  against  the Trust  Fund,  or join in any  institution  against  the Trust Fund of,  any  bankruptcy proceedings  under any  United  States  federal  or state  bankruptcy  or similar  law in  connection  with any obligation with respect to the Certificates or this Agreement.

        IN WITNESS  WHEREOF,  the  Company,  the Master  Servicer and the Trustee have caused their names to be signed  hereto by their  respective  officers  thereunto  duly  authorized  and their  respective  seals,  duly attested, to be hereunto affixed, all as of the day and year first above written.

                                            RESIDENTIAL ACCREDIT LOANS, INC.
[Seal]

                                            By:  /s/Joseph Orning
                                                 Name:   Joseph Orning
                                                 Title:  Vice President

Attest: /s/Christopher Martinez
        Name:   Christopher Martinez
        Title:    Vice President

                                            RESIDENTIAL FUNDING CORPORATION
[Seal]

                                            By:     /s/Christopher Martinez
                                                 Name: Christopher Martinez
                                                 Title: Associate

Attest:     /s/Joseph Orning
        Name:Joseph Orning
        Title:        Associate

                                            DEUTSCHE BANK TRUST COMPANY AMERICAS, as Trustee
[Seal]

                                            By:  /s/Barbara Campbell
                                                 Name: Barbara Campbell
                                                 Title: Vice President

Attest: /s/Karlene Benvenuto
      Name: Karlene Benvenuto
      Title: Authorized Signer

STATE OF MINNESOTA
                                  )
                                  ) ss.:
COUNTY OF HENNEPIN                )
               On the 28th day of July,  2006  before  me, a notary  public in and for said  State,  personally appeared Joseph Orning,  known to me to be a(n) Vice President of Residential  Accredit Loans, Inc., one of the
corporations  that  executed  the within  instrument,  and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

               IN WITNESS  WHEREOF,  I have  hereunto set my hand and affixed my official seal the day and year in this certificate  first above written.

                                                       /s/Heidi L. Peterson
                                                       Notary Public
[Notarial Seal]

STATE OF MINNESOTA
                                  )
                                  ) ss.:
COUNTY OF HENNEPIN                )
               On the 28th day of July,  2006  before  me, a notary  public in and for said  State,  personally appeared  Christopher  Martinez,  known to me to be a(n) Associate of Residential Funding  Corporation,  one of
the  corporations  that executed the within  instrument,  and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

               IN WITNESS  WHEREOF,  I have  hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

                                                       /s/Heidi L. Peterson
                                                       Notary Public
[Notarial Seal]

STATE OF CALIFORNIA
                                  )
                                  ) ss.:
COUNTY OF ORANGE                  )
               On the 28th day of July,  2006  before  me, a notary  public in and for said  State,  personally appeared Barbara Campbell,  known to me to be a(n) Vice President of Deutsche Bank Trust Company Americas,  the
New York banking  corporation  that executed the within  instrument,  and also known to me to be the person who executed  it on behalf of said  banking  corporation  and  acknowledged  to me that  such  banking  corporation executed the within instrument.

               IN WITNESS  WHEREOF,  I have  hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

---------------------------------------------------------------------------------------------------------------
                                                 /s/Alexander Paez        Notary Public
[Notarial Seal]

STATE OF CALIFORNIA               )
                                  ) ss.:
COUNTY OF ORANGE                  )
               On the 28th day of July,  2006  before  me, a notary  public in and for said  State,  personally appeared Amy Stoddard,  known to me to be a(n) Authorized Signer of Deutsche Bank Trust Company  Americas,  the
New York banking  corporation  that executed the within  instrument,  and also known to me to be the person who executed  it on behalf of said  banking  corporation  and  acknowledged  to me that  such  banking  corporation executed the within instrument.

               IN WITNESS  WHEREOF,  I have  hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

---------------------------------------------------------------------------------------------------------------
                                            /s/Alexander Paez             Notary Public
[Notarial Seal]

                                                 EXHIBIT ONE-I

                                            MORTGAGE LOAN SCHEDULE

                                                 GROUP I LOANS

                                            AVAILABLE UPON REQUEST

                                                EXHIBIT ONE-II

                                            MORTGAGE LOAN SCHEDULE

                                                GROUP II LOANS

                                            AVAILABLE UPON REQUEST

                                                 EXHIBIT TWO-I

                               SCHEDULE OF DISCOUNT FRACTIONS FOR GROUP I LOANS

                                            AVAILABLE UPON REQUEST

                                                EXHIBIT TWO-II

                                      SCHEDULE OF DISCOUNT FRACTIONS FOR
                                                GROUP II LOANS

                                            AVAILABLE UPON REQUEST

                                                 EXHIBIT THREE

                                         INFORMATION TO BE INCLUDED IN
                                      MONTHLY DISTRIBUTION DATE STATEMENT

(i)     the applicable Record Date, Determination Date and Distribution Date;

(ii)    for Loan Group I and Loan Group II separately,  the aggregate amount of payments  received with respect to the Mortgage Loans, including prepayment amounts;

(iii)   the Servicing Fee and Subservicing Fee payable to the Master Servicer and the Subservicer;

(iv)    the amount of any other fees or expenses paid;

(v)      (a) the amount of such  distribution  to the  Certificateholders  of such Class  applied to reduce the
        Certificate  Principal  Balance thereof,  and (b) the aggregate  amount included  therein  representing
        Principal Prepayments;

(vi)    the amount of such distribution to Holders of such Class of Certificates allocable to interest;

(vii)   if the  distribution  to the  Holders of such Class of  Certificates  is less than the full amount that would be distributable to such Holders if there were sufficient  funds available  therefor,  the amount of the shortfall;

(viii)  the  aggregate  Certificate  Principal  Balance  of each Class of  Certificates  and each of the Senior
        Percentage and Subordinate Class Percentage,  before and after giving effect to the amounts distributed on such Distribution  Date,  separately  identifying any reduction thereof due to Realized Losses other than pursuant to an actual distribution of principal;

(ix)    the aggregate Certificate  Principal Balance of each of the Class A Certificates,  Class M Certificates and Class B Certificates as of the Closing Date;

(x)     for Loan Group I and Loan Group II separately,  the weighted average  remaining term to maturity of the
        Mortgage Loans after giving effect to the amounts distributed on such Distribution Date;

(xi)    for Loan Group I and Loan Group II  separately,  the weighted  average  Mortgage  Rates of the Mortgage
        Loans after giving effect to the amounts distributed on such Distribution Date;

(xii)   if applicable,  the Special Hazard Amount,  Fraud Loss Amount and Bankruptcy Amount and as of the close of business on the applicable Distribution Date;

(xiii)  for Loan Group I and Loan Group II  separately,  the Pool  Stated  Principal  Balance and number of the
        Mortgage Loans after giving effect to the distribution of principal on such  Distribution  Date and the number of Mortgage Loans at the beginning and end of the related Due Period;

(xiv)   for Loan Group I and Loan Group II separately,  on the basis of the most recent reports furnished to it by  Sub-Servicers,  the number and Stated Principal  Balances of Mortgage Loans that are Delinquent (A)
        30-59  days,  (B) 60-89 days and (C) 90 or more days and the number and Stated  Principal  Balances  of
        Mortgage Loans that are in foreclosure;

(xv)    for Loan  Group I and Loan  Group II  separately,  the  aggregate  amount of  Realized  Losses for such
        Distribution Date;

(xvi)   the amount, terms and general purpose of any Advance by the Master Servicer pursuant to Section 4.04;

(xvii)  any material  modifications,  extensions  or waivers to the terms of the Mortgage  Loans during the Due
        Period or that have cumulatively become material over time;

(xviii) any material breaches of Mortgage Loan representations or warranties or covenants in the Agreement;

(xix)   the related Subordinate Principal Distribution Amount;

(xx)    for Loan Group I and Loan Group II  separately,  the  number,  aggregate  principal  balance and Stated
        Principal Balances of any REO Properties;

(xxi)   the aggregate Accrued  Certificate  Interest  remaining unpaid, if any, for each Class of Certificates, after giving effect to the distribution made on such Distribution Date;

(xxii)  the  Pass-Through  Rate  with  respect  to  each of the  Class  I-A-V  Certificates  and  Class  II-A-V
        Certificates;

(xxiii) the  Pass-Through  Rates  on the  Floater  Certificates  and  Inverse  Floater  Certificates  for  such
        Distribution Date, separately identifying LIBOR for such Distribution Date;

(xxiv)  the Notional Amount with respect to each class of Interest Only Certificates;

(xxv)   the occurrence of the Credit Support Depletion Date;

(xxvi)  the related Senior Accelerated Distribution Percentage applicable to such distribution;

(xxvii) the related Senior Percentage for such Distribution Date;

(xxviii)        for Loan  Group I and Loan Group II  separately,  the  aggregate  amount of any  recoveries  on previously foreclosed loans from Sellers; and

(xxix)  with  respect to each of the Class  I-A-1,  Class  I-A-5,  Class  I-A-8,  Class I-A-13 and Class I-A-16
        Certificates, the amount of any Yield Maintenance Payment for such Distribution Date, if any.

        In the case of  information  furnished  pursuant to clauses (i) and (ii)  above,  the amounts  shall be expressed as a dollar amount per Certificate with a $1,000 denomination.

        The Trustee's  internet  website will  initially be located at  http://www.tss.db.com/invr.  To receive this statement via first class mail, telephone the trustee at (800) 735-7777.

                                                 EXHIBIT FOUR

                                    STANDARD TERMS OF POOLING AND SERVICING
                                      AGREEMENT DATED AS OF MARCH 1, 2006

                         Appendix I: Definition of Class X Principal Reduction Amounts

               For any Distribution  Date, the amounts by which the  Uncertificated  Principal  Balances of the
Uncertificated  REMIC I Regular Interest X-I and  Uncertificated  REMIC I Regular Interest X-II,  respectively, will be reduced on such  Distribution  Date by the  allocation  of  Realized  Losses  and the  distribution  of principal, determined as follows:

               The Principal  Reduction  Amount for each of the REMIC I Regular  Interests X will be determined pursuant to the "Generic  solution for the Class X Principal  Reduction  Amounts" set forth below (the "Generic
Solution") by making  identifications among the actual Groups and their related  Uncertificated REMIC I Regular
Interests  X and Y and  Net WAC  Rates  and  the  Groups  named  in the  Generic  Solution  and  their  related
Uncertificated REMIC I Regular Interests X and Y as follows:

               A.  Loan  Group II will be  identified  with  Group AA and the  Uncertificated  REMIC I  Regular
Interests  X-II and Y-II  related to that Group will be  respectively  identified  with the Class XAA and Class
YAA Certificates. 7.00% will be identified with J%.

               B.  Loan  Group I will be  identified  with  Group  BB and the  Uncertificated  REMIC I  Regular
Interests X-I and Y-I related to that Group will be  respectively  identified  with the Class XBB and Class YBB
Certificates. 6.25% will be identified with K%.

Generic Definition of Class X Principal Reduction Amounts

J% and K% represent the interest rates on Group AA and Group BB respectively.  K%<J%.

For purposes of the succeeding formulas the following symbols shall have the meanings set forth below:

PAAB =  the Group AA Subordinate Balance after the allocation of Realized Losses and distributions of principal on such Distribution Date.

PBBB =  the Group BB Subordinate Balance after the allocation of Realized Losses and distributions of principal on such Distribution Date.

R =     the Class B Certificate Interest Rate = (J%PAAB + K%PBBB)/(PAAB + PBBB)

Yk =    the Class X-B Principal Balance after distributions on the prior Distribution Date.

Yj =    the Class X-A Principal Balance after distributions on the prior Distribution Date.

ΔYk =    the Class X-B Principal Reduction Amount.

ΔYj =    the Class X-A Principal Reduction Amount.

Zk =    the Class Y-B Principal Balance after distributions on the prior Distribution Date.

Zj =    the Class Y-A Principal Balance after distributions on the prior Distribution Date.

ΔZk =    the Class Y-B Principal Reduction Amount.

ΔZj =    the Class Y-A Principal Reduction Amount.

Pk =    the aggregate Class Principal Balance of the Uncertificated REMIC I Regular Interests X-B and Y-B
        after distributions on the prior Distribution Date, which is equal to the aggregate principal balance of the Group BB Loans reduced by the Class I-A-P and Class R-I balances.

Pj =    the aggregate Class Principal Balance of the Uncertificated REMIC I Regular Interests X-A and Y-A
        after distributions on the prior Distribution Date, which is equal to the aggregate principal balance of the Group AA Loans.

ΔPk =    the aggregate principal reduction resulting on such Distribution Date on the Group BB Loans as a result of principal distributions (exclusive of any amounts distributed pursuant to clauses (C)(1)
        or (C)(2) of the definition of Uncertificated REMIC I Distribution Amount) to be made and Realized
        Losses to be allocated on such Distribution Date, reduced by the portion, if any, of such reduction allocable to the Uncertificated REMIC I Regular Interest I-A-P-L or the Class R-I Certificates, which is equal to the aggregate of the Class X-B and Class Y-B Principal Reduction Amounts.

ΔPj=     the aggregate principal reduction resulting on such Distribution Date on the Group AA Loans as a result of principal distributions (exclusive of any amounts distributed pursuant to clauses (C)(1)
        or (C)(2) of the definition of Uncertificated REMIC I Distribution Amount) to be made and Realized
        Losses to be allocated on such Distribution Date, reduced by the portion, if any, of such reduction allocable to the Uncertificated REMIC I Regular Interest II-A-P-L, which is equal to the aggregate of the Class X-A and Class Y-A Principal Reduction Amounts.

α =      .0005

γ =      (R - K%)/(J% - R).  γ is a non-negative number unless its denominator is zero, in which event it is undefined.

If γ is zero, ΔYj = Yj and ΔYk = (Yk/Pk)ΔPk.

If γ is undefined, ΔYk = Yk, ΔYj = (Yj/Pj)ΔPj.

In the remaining situations, ΔYj and ΔYk shall be defined as follows:

1.      If Yj - α(Pj - ΔPj) => 0, placeStateYk- α(Pk - ΔPk) => 0, and γ(Pk -
    ΔPk) < (Pj - ΔPj), ΔYj = Yj - αγ(Pk - ΔPk) and
    ΔYk = Yk - α(Pk - ΔPk).
2.      If Yj - α(Pj - ΔPj) => 0, Yk - α(Pk - ΔPk) => 0, and γ(Pk - ΔPk)
    => (Pj - ΔPj), ΔYj = Yj - α(Pj - ΔPj) and
    ΔYk = Yk - (α/γ)(Pj - ΔPj).
3.      If Yj - α(Pj - ΔPj) < 0, Yk - α(Pk - ΔPk) => 0, and
    Yk - α(Pk - ΔPk) => Yk - (Yj/γ), ΔYj = Yj - αγ(Pk - ΔPk) and
    ΔYk = Yk - α(Pk - ΔPk).
4.      If Yj - α(Pj - ΔPj) < 0, Yk - (Yj/γ) => 0, and
    Yk - α(Pk - ΔPk) <= Yk - (Yj/γ), ΔYj = 0 and ΔYk = Yk - (Yj/γ).
5.      If Yk - α(Pk - ΔPk) < 0, Yk - (Yj/γ) < 0, and
    Yj - α(Pj - ΔPj) <= Yj - (γYk), ΔYj = Yj - (γYk) and ΔYk = 0.
6.      If Yk - α(Pk - ΔPk) < 0, Yj - α(Pj - ΔPj) => 0, and
    Yj - α(Pj - ΔPj) => Yj - (γYk), ΔYj = Yj - α(Pj - ΔPj) and
    ΔYk = Yk - (α/γ)(Pj - ΔPj).

The purpose of the foregoing definitional provisions together with the related provisions allocating Realized
Losses and defining the Class X and Class Y Principal Distribution Amounts is to accomplish the following goals in the following order of priority:

1.      Making the ratio of Yj to Yk equal to γ after taking account of the allocation of Realized
    Losses and the distributions that will be made through end of the Distribution Date to which such provisions relate and assuring that the Principal Reduction Amount for each of the Uncertificated REMIC I
    Regular Interests X-A, X-B, Y-A and Y-B is greater than or equal to zero for such Distribution Date;
2.      Making the Class X-B Principal Balance less than or equal to 0.0005 of the sum of the Class X-B and
    Class Y-B Principal Balances and the Class X-A Principal Balance less than or equal to 0.0005 of the sum of the Class X-A and Class Y-A Principal Balances in each case after giving effect to allocations of
    Realized Losses and distributions to be made through the end of the Distribution Date to which such provisions relate; and
3.      Making the larger of (a) the fraction whose numerator is Yj and whose denominator is the sum of Yj and
    Zj and (b) the fraction whose numerator is Yk and whose denominator is the sum of Yk, and Zk as large as possible while remaining less than or equal to 0.0005.

In the event of a failure of the foregoing portion of the definition of Class X Principal Reduction Amounts to accomplish both of goals 1 and 2 above, the amounts thereof should be adjusted so as to accomplish such goals within the requirement that each Class X Principal Reduction Amount must be less than or equal to the sum of (a) the principal portion of Realized Losses to be allocated on the related Distribution Date for the related Group and (b) the remainder of the Uncertificated REMIC I Distribution Amount for the related Group or Groups after reduction thereof by the distributions to be made on such Distribution Date in respect of interest on the related Uncertificated REMIC I Regular Interests X or Y, or, if both of such goals cannot be accomplished within such requirement, such adjustment as is necessary shall be made to accomplish goal 1 within such requirement.  In the event of any conflict among the provisions of the definition of the Class X
Principal Reduction Amounts, such conflict shall be resolved on the basis of the goals and their priorities set forth above within the requirement set forth in the preceding sentence.

        To calculate the initial balances for the Uncertificated REMIC I Regular Interests X-B, X-A, Y-B and
Y-A, first calculate the Group BB Subordinate Balance and the Group AA Subordinate Balance as of the Cut-Off
Date.  Then calculate R according to the definition above.  Calculate γ according to the definition above.  Calculate Pk and Pj as the aggregate principal balance of the Group BB Loans as of the Cut-Off Date and the aggregate principal balance of the Group AA Loans as of the Cut-Off Date reduced by the Class R-I
Principal Balance as of the Cut-Off Date, respectively.

               If 0.0005 γ Pk <= 0.0005 placeCityPj, StateYk = 0.0005 Pk and Yj = 0.0005 γ Pk .

               If 0.0005 γ Pk > 0.0005 Pj, Yj = 0.0005 Pj, Yk = 0.0005 Pj /γ .

Then Zk = Pk - Yk and Zj = Pj - Yj.

        In the execution  copy of this  Agreement,  symbols are  represented  by the following  labels;  in any conformed copy of this  Agreement,  such symbols may be  represented by characters  other than numerals and the upper and lower case letters of the alphabet and standard  punctuation,  including,  without limitation,  Greek letters and mathematical symbols.

Example:

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α                                                 alpha
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Δ                                                 delta
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γ                                                 gamma
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